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[GRAPHIC OMITTED]       |       October 23, 2001        |      [GRAPHIC OMITTED]
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                                 CMBS NEW ISSUE

                              COLLATERAL TERM SHEET

                          -----------------------------

                                  $819,033,000

                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                           BEAR, STEARNS FUNDING, INC.
                            AS MORTGAGE LOAN SELLERS

                         -----------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

                          ----------------------------


BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER
GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                            CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


TRANSACTION FEATURES

>>    Sellers:

-------------------------------------------------------------------------------
                                                 NO. OF  CUT-OFF DATE     % OF
SELLERS                                          LOANS    BALANCE ($)     POOL
-------------------------------------------------------------------------------
 Morgan Stanley Dean Witter Mortgage Capital Inc. 30      220,197,691     24.4
 Principal Commercial Funding, LLC                32      206,970,471     22.9
 Wells Fargo Bank, National Association           52      201,677,120     22.3
 John Hancock Real Estate Finance, Inc.           22      143,356,307     15.9
 Bear, Stearns Funding, Inc.                      16      130,314,702     14.4
-------------------------------------------------------------------------------
 TOTAL:                                          152      902,516,290    100.0
-------------------------------------------------------------------------------

>>    Loan Pool:
      o     Average Cut-off Date Balance:  $5,937,607
      o     Largest Mortgage Loan by Cut-off Date Balance:  $75,000,000
      o Five largest and ten largest loans: 23.1% and 34.3% of pool, respectively

>>    Credit Statistics:
      o     Weighted average debt service coverage ratio of 1.64x
      o Weighted average current loan-to-value ratio of 60.8%; weighted average balloon loan-to-value ratio of 50.5%

>>    Property Types (by property):

                Manufactured                    Hospitality
                 Housing        Mixed Use           0.9%
                Community         1.0%                          Other(1)
                   1.2%                                          1.6%


                Industrial
                   13.2%           [GRAPHIC OMITTED]

                                                                Retail(2)
                Multifamily                                       41.4%
                  13.3%


                                  Office
                                   27.4%

                 Note: (1) "Other" collateral consists of Other-Land, Health
                           Care-Independent Living and Self Storage
                       (2) "Retail" collateral consists of 31.2% Anchored, 4.4%
                           Shadow Anchored, 2.2% Unanchored, 1.5% Big Box, 1.4% Specialty and 0.9% Free Standing

>>    Call Protection: (as applicable)
      o     78.0% of the pool (125 loans) have a lockout period ranging from 26 to 62 payments from origination, then defeasance provisions.
      o     20.8% of the pool (25 loans) have a lockout period ranging from 25 to 82 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.
      o 1.2% of the pool (2 loans) permit voluntary prepayment following a lockout period ranging from 26 to 27 payments from origination with the greater of yield maintenance and a prepayment premium of 1.0% and also permit defeasance two years following securitization.

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available on its website at www.ctslink.com/cmbs. In addition, updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders on the Paying Agent's website.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


OFFERED CERTIFICATES

-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
                                                                                Expected                 Certificate
             Initial                                                             Final        Initial     Principal
          Certificate    Subordination     Ratings     Average   Principal    Distribution  Pass-Through  to Value
 Class     Balance(1)       Levels      (Moodys/S&P)  Life(2)(3) Window(2)(4)   Date(2)       Rate(5)     Ratio(6)
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
A-1      $57,917,000         14.75%       Aaa / AAA      3.5       1  55       6/15/06        ___%         51.8%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
A-2      $200,000,000        14.75%       Aaa / AAA      5.7       1  109      12/15/10       ___%         51.8%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
A-3      $131,244,000        14.75%       Aaa / AAA      6.7      55  109      12/15/10       ___%         51.8%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
A-4      $150,000,000        14.75%       Aaa / AAA      9.4      109  114     5/15/11        1 mo.        51.8%
                                                                                              LIBOR +
                                                                                              ___%(7)
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
A-5      $230,234,000        14.75%       Aaa / AAA      9.7      114  117     8/15/11        ___%         51.8%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
B        $24,819,000         12.00%       Aa2 / AA       9.8      117  117     8/15/11        ___%         53.5%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------
C        $24,819,000          9.25%        A2 / A        9.8      117  118     9/15/11        ___%         55.2%
-------- --------------- -------------- -------------- --------- ------------ ------------- ------------ -----------


PRIVATE CERTIFICATES (8)

--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
             Initial
           Certificate                                                          Expected                   Certificate
            Balance or                                                           Final        Initial      Principal
             Notional     Subordination    Ratings     Average    Principal    Distribution  Pass-Through   to Value
 Class      Amount(1)        Levels     (Moodys/S&P)   Life(2)(3) Window(2)(4)   Date(2)       Rate(5)       Ratio(6)
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
X-1         $902,516,290        ---       Aaa / AAA      ---        ---          ---         Variable         ---
                     (9)                                                                       Rate
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
X-2       $________(9)          ---       Aaa / AAA      ---        ---          ---         Variable         ---
                                                                                               Rate
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
D          $ 9,025,000        8.25%        A3 / A-       9.9       118 - 118     9/15/11         ___%        55.8%
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
E          $20,307,000        6.00%      Baa2 / BBB      9.9       118 - 118     9/15/11         ___%        57.1%
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
F          $ 9,025,000        5.00%      Baa3 / BBB-     9.9       118 - 118     9/15/11      NWAC  ___%     57.8%
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------
G - N      $45,126,290          ---          ---         ---         ---           ---            ___%         ---
--------- --------------- ------------- -------------- ---------- -----------  ------------- ------------- -----------


Notes:

      (1) As of November 1, 2001. In the case of each such Class, subject to a permitted variance of plus or minus 5%.
      (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.
      (3)   Average life is expressed in terms of years.
      (4) Principal window is the period (expressed in terms of months and commencing with December 2001) during which distributions of principal are expected to be made to the holders of each designated Class.
      (5) The Class A-1, A-2, A-3, A-5, B, C, D and E Certificates will accrue interest at a fixed rate. The Class A-4 Certificates will accrue interest at a floating rate based on 1-month LIBOR. The Class E Certificates will be subject to a NWAC cap. The Class F Certificates will accrue interest at a rate equal to NWAC - ___%. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
      (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2, A-3, A-4 and A-5 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Certificate Balances of those Classes.
      (7) The Class A-4 Certificates will accrue interest at a floating rate based on 1-month LIBOR, calculated on an actual/360 basis. Wells Fargo Bank, N.A. has provided an interest rate swap agreement (the "Swap Contract") with respect to the Class A-4 Certificates.
      (8)   Certificates to be offered privately pursuant to Rule 144A.
      (9) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class X-2 Notional Amount is equal to the Certificate Balances of the Class A-5, Class B and Class C Certificates and the deemed Certificate Balance of a component (the "Class A-4B Component" of the Class A-4 Certificates) described below.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

I. ISSUE CHARACTERISTICS

ISSUE TYPE:             Public:  Classes A-1,  A-2,  A-3, A-4, A-5, B and C (the
                        "Offered Certificates").
                        Private  (Rule 144A):  Classes X-1,  X-2, D, E, F, G, H,
                        J, K, L, M and N.

SECURITIES OFFERED:     $819,033,000 monthly pay, multi-class, sequential pay
                        commercial mortgage REMIC Pass-Through Certificates, including seven fixed or floating rate principal and interest classes (Classes A-1, A-2, A-3, A-4, A-5, B and
                        C).

SELLERS: Morgan Stanley Dean Witter Mortgage Capital Inc., Principal Commercial Funding, LLC, Wells Fargo Bank, National Association, John Hancock Real Estate Finance, Inc., and Bear, Stearns Funding, Inc.

CO-LEAD BOOKRUNNING     Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
MANAGERS:               Incorporated.

CO-MANAGERS:            Goldman, Sachs & Co. and Wells Fargo Brokerage
                        Services, LLC.

MASTER SERVICER:        Wells Fargo Bank, National Association.

PRIMARY SERVICERS:      Principal Capital Management, LLC and John Hancock Real
                        Estate Finance, Inc. (with respect to the loans respectively sold by them); Wells Fargo Bank, National
                        Association (with respect to the loans sold by it and by Bear, Stearns Funding, Inc. and Morgan Stanley Dean
                        Witter Mortgage Capital Inc.).

SPECIAL SERVICER:       GMAC Commercial Mortgage Corporation.

TRUSTEE:                LaSalle Bank National Association.

PAYING AGENT AND        Wells Fargo Bank Minnesota, National Association.
REGISTRAR:

SWAP CONTRACT AND       Wells   Fargo   Bank,    National    Association    (the
COUNTERPARTY:           "Counterparty")  has  provided  an  interest  rate  swap
                        agreement (the "Swap Contract") with respect to the Class A-4 Certificates. The notional amount of the Swap
                        Contract will be equal to the principal balance of the Class A-4 Certificates and will decrease as the principal balance of the Class A-4 Certificates decreases. The Counterparty will generally be obligated to pay to the trust each month the product of (i) the Swap Contract notional amount and (ii) 1-month LIBOR +
                        ___%. The Counterparty will be required to post collateral or find a replacement counterparty if its ratings fall below levels acceptable to the rating agencies rating the Certificates.

CUT-OFF DATE:           November 1, 2001.

EXPECTED CLOSING DATE:  On or about November 8, 2001.

DISTRIBUTION DATES:     The 15th of each month, commencing in December 2001 (or
                        if the 15th is not a business day, the next succeeding business day).

LIBOR RESET DATE:       Two business days (London and New York) preceding the
                        15th of each month.

MINIMUM DENOMINATIONS:  $25,000 for the Class A-1, A-2, A-3, A-4 and A-5
                        Certificates and $100,000 for all other Offered Certificates and in multiples of $1 thereafter.

SETTLEMENT TERMS:       DTC, Euroclear and Clearstream, same day funds, with
                        accrued interest.

LEGAL/REGULATORY        Classes A-1, A-2, A-3, A-4, A-5, B and C are expected
STATUS:                 to be eligible for exemptive relief under ERISA.  No
                        Class of Certificates is SMMEA eligible.

RISK FACTORS:           THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE
                        SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS"
                        SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK
                        FACTORS" SECTION OF THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-5, B, C, D and E Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-4 Certificates will accrue interest at a floating rate based on 1-month LIBOR. The Class E Certificates will be subject to a NWAC cap. The Class F Certificates will accrue interest at a rate equal to NWAC - ___%. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


     Class A-1       Aaa/AAA           $57.9MM       Class X-1
                     [TBD]%                          Class X-2 through Nov. 2008
                                                     Class X-1 after Nov. 2008

     Class A-2       Aaa/AAA          $200.0MM
                     [TBD]%

     Class A-3       Aaa/AAA          $131.2MM
                     [TBD]%

     Class A-4       Aaa/AAA          $150.0MM
             1-month LIBOR + [TBD]%

     Class A-5       Aa2/AA           $230.2MM
                     [TBD]%

     Class B         Aa2/AA            $24.8MM
                     [TBD]%

     Class C          A2/A             $24.8MM
                     [TBD]%

     Class D          A3/A-             $9.0MM
                     [TBD]%

     Class E        Baa2/BBB           $20.3MM
                     [TBD]%

     Class F        Baa3/BBB-           $9.0MM
                   NWAC-[TBD]%

     Class G-N    Ba1/BB+ to NR        $45.1MM
                     [TBD]%

                 NR = Not Rated

   (1) The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the certificate balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in Nov. 2008 will be an amount equal to the aggregate of the Component Balance (as defined herein) of the Class A-4B Component (as defined herein) and the certificate balances of the Class A-5, Class B and Class C Certificates outstanding from time to time. After the Distribution Date occurring in Nov. 2008, the Notional Amount of the Class X-2 Certificates will equal zero. The aggregate certificate balance of the Class A-4 Certificates will be deemed to consist of two components (each a "Component"), each having a deemed fixed "Pass-Through Rate". One of the Components (the "Class A-4A Component") will have a balance (a "Component Balance") initially equal to $_____________, which amount will be deemed reduced by the amount of all distributions of principal made to the Class A-4 Certificates until such Component Balance is reduced to zero. The other Component (the "Class A-4B Component") will have a Component Balance equal to $_______________ which, following the reduction of the Component Balance of the Class A-4A Component to zero, will be deemed reduced by the amount of all subsequent distributions in reduction of the aggregate certificate balance of the Class A-4 Certificates until the Component Balance of the Class A-4B Component (and the aggregate certificate balance of the Class A-4 Certificates) has been reduced to zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


Class X-1 and X-2         The  Pass-Through  Rate  applicable  to the  Class X-1
Pass-Through Rates:       Certificates for each  Distribution Date subsequent to
                          the initial Distribution Date will, in general, equal the weighted average of the Class X-1 Strip Rates for the respective classes of Principal Balance
                          Certificates (or, in the case of the Class A-4
                          Certificates, the Class A-4A and Class A-4B Components thereof) for such Distribution Date (weighted on the basis of the respective certificate balances of such classes of Certificates or the Component Balances of such Components outstanding immediately prior to such Distribution Date). The "Class X-1 Strip Rate" in respect of any class of Principal Balance Certificates
                          (or, in the case of the Class A-4 Certificates, the Class A-4A Component or Class A-4B Component) for any
                          Distribution Date will, in general, equal (i) the Weighted Average Net Mortgage Rate for such
                          Distribution Date minus (ii) (x) in the case of the Class A-1, A-2, A-3, Class D, Class E, Class F, Class
                          G, Class H, Class J, Class K, Class L, Class M and
                          Class N Certificates and the Class A-4B Component, the
                          Pass-Through Rate for such Class of Certificates or Component and (y) in the case of the Class A-4B
                          Component and the Class A-5, Class B and Class C
                          Certificates (I) for any Distribution Date occurring on or before Nov. 2008, the rate per annum corresponding to such Distribution Date as set forth in the Prospectus Supplement and (II) for any Distribution Date occurring after Nov. 2008, the
                          Pass-Through Rate for such Class of Certificates or Component (but in no event will any Class X-1 Strip
                          Rate be less than zero).

                          The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date will, until Nov. 2008, in general, equal the weighted average of the Class X-2 Strip Rates for the Class A-4B Component and the Class A-5, Class B and Class C Certificates for such Distribution Date (weighted on the basis of the respective certificate balances of such Classes of Certificates or the Component Balance of such Component outstanding immediately prior to such Distribution Date). The "Class X-2 Strip Rate" in respect of the Class A-4B Component and the Class A-5, Class B and Class C Certificates for any Distribution Date will, in general, equal (i) the lesser of (x) the rate per annum corresponding to such Distribution Date as set forth in the Prospectus Supplement and (y) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) the Pass-Through Rate for such class of Certificates or Component for such Distribution Date (but in no event will any Class X-2 Strip Rate be less than zero). The Class X-2 Certificates will be fully retired no later than Nov. 2008.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

Prepayment Premium/     Any Prepayment Premiums/Yield Maintenance Charges
Yield Maintenance       Prepayment collected with respect to a Mortgage Loan
Charge Allocation:      during any Premium/Yield particular Collection Period
                        will be distributed to the Maintenance Charge holders of each Class of Principal Balance Certificates Allocation:
                        (other than the Class A-4 and Class G through N
                        Certificates) then entitled to distributions of principal on such Distribution Date in an amount equal to such Prepayment Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus
                        Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage
                        Loan that prepaid, over the relevant Discount Rate. For purposes of the above calculation, in the case of Class
                        A-4, its fixed rate of interest will be used. Any
                        Prepayment Premium/Yield Maintenance Charge distributable to the Class A-4 Certificates based on the above calculation will not be paid to the Class A-4
                        Certificateholders but rather will be paid to the Counterparty under the Swap Contract.

                        The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments in respect of the Principal Balance Certificates and Counterparty will be distributed to the holders of the Class X-1 Certificates.

                        The following is an example of the allocation described above based on the information contained herein and the following assumptions:

                        o     Three Classes of Certificates: Class A-1, A-2 and
                              X-1

                        o The characteristics of the Mortgage Loan being prepaid are as follows:

                              -     Loan Balance:  $10,000,000
                              -     Mortgage Rate:  7.00%
                              -     Maturity Date:  10 years (November 1, 2011)

                        o     The Discount Rate is equal to 4.50%

                        o The Class A-1 and Class A-2 Pass-Through Rates are 4.53% and 5.25%, respectively. Class A-1 received 48%, and Class A-2 52%, of the principal paid on the Distribution Date.


                                               CLASS A CERTIFICATES

--------------------------------------------------------------------------------------------------------------------
                                                                                                 YIELD MAINTENANCE
                            METHOD                                         FRACTION                 ALLOCATION
---------------------------------------------------------------   ---------------------------   --------------------
                          CLASS A-1                                       CLASS A-1                  CLASS A-1
---------------------------------------------------------------   ---------------------------   --------------------

    48% X      (Class A-1 Pass-Through Rate - Discount Rate)          48% X  (4.53%-4.50%)             0.58%
               ---------------------------------------------                 -------------
                      (Mortgage Rate - Discount Rate)                        (7.00%-4.50%)

---------------------------------------------------------------   ---------------------------   --------------------
                          CLASS A-2                                       CLASS A-2                  CLASS A-2
---------------------------------------------------------------   ---------------------------   --------------------

    52% X      (Class A-2 Pass-Through Rate - Discount Rate)          52% X  (5.25%-4.50%)            15.60%
               ---------------------------------------------                 -------------
                      (Mortgage Rate - Discount Rate)                        (7.00%-4.50%)





                                               CLASS X-1 CERTIFICATE
--------------------------------------------------------------------------------------------------------------------
                                                                                                 YIELD MAINTENANCE
                            METHOD                                         FRACTION                 ALLOCATION
---------------------------------------------------------------   ---------------------------   --------------------
    1 - (Class A-1 YM Allocation + Class A-2 YM Allocation)          1 - (0.58% + 15.60%)             83.82%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

III.   SELLERS    Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC")

                  The Mortgage Pool includes 30 Mortgage Loans, representing 24.4% of the Initial Pool Balance, that were originated by or on behalf of MSDWMC or purchased from a third party.

                  MSDWMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                  Principal Commercial Funding, LLC ("PCF")

                  The Mortgage Pool includes 32 Mortgage Loans, representing 22.9% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

                  PCF is a wholly owned subsidiary of Principal Capital Management, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                  Wells Fargo Bank, National Association ("Wells Fargo")

                  The Mortgage Pool includes 52 Mortgage Loans, representing 22.3% of the Initial Pool Balance, that were originated by Wells Fargo.

                  Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets Group.

                  John Hancock Real Estate Finance, Inc. ("JHREF")

                  The Mortgage Pool includes 22 Mortgage Loans, representing 15.9% of the Initial Pool Balance, which were originated by JHREF and/or its affiliates.

                  JHREF is a wholly owned subsidiary of John Hancock Subsidiaries LLC, which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts.

                  JHREF presently has six offices across the country. Certain of the mortgage loans contributed by JHREF were closed by John Hancock Life Insurance Company with the remainder closed by JHREF itself. Both JHREF and John Hancock Life Insurance Company underwrote their mortgage loans at their headquarters in Boston, Massachusetts.

                  Bear, Stearns Funding, Inc. ("BSFI")

                  The Mortgage Pool includes 16 Mortgage Loans, representing 14.4% of the Initial Pool Balance, that were originated by BSFI and/or its affiliates.

                  BSFI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSFI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSFI loan origination and underwriting professionals are all full-time BSFI employees.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

IV.  COLLATERAL DESCRIPTION


                                                          TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CUT-OFF                                        CUT-OFF
                                                                    DATE            UNITS/     LOAN PER            DATE      BALLOON
NO.  PROPERTY NAME            CITY         STATE   PROPERTY TYPE    BALANCE           SF       UNIT/SF     DSCR    LTV         LTV
------------------------------------------------------------------------------------------------------------------------------------
 1.  1350 Avenue of the       New York     NY      Office           $ 75,000,000    547,393    $   137     2.38x   50.0%      47.8%
     Americas
------------------------------------------------------------------------------------------------------------------------------------
 2.  Morris Corp. Center IV   Parsippany   NJ      Office           $ 41,781,154    340,240    $   123     1.75x   50.6%      44.9%
     - Phase I
------------------------------------------------------------------------------------------------------------------------------------
 3.  155 Federal St and       Boston       MA      Office           $ 32,140,564    284,684    $   113     1.65x   42.3%      35.2%
     10 High St
------------------------------------------------------------------------------------------------------------------------------------
 4.  Bridgewater Promenade    Bridgewater  NJ      Anchored         $ 30,927,932    233,975    $   132     1.27x   76.4%      67.8%
                                                   Retail
------------------------------------------------------------------------------------------------------------------------------------
 5.  East Gate Square         Mt. Laurel   NJ      Anchored         $ 28,444,141    241,207    $   118     1.31x   77.9%      74.2%
     - Phase I                Twsp.                Retail
------------------------------------------------------------------------------------------------------------------------------------
 6.  York Galleria(1)         York         PA      Anchored         $ 25,845,466    487,352    $   106     1.26x   72.5%      65.8%
                                                   Retail
------------------------------------------------------------------------------------------------------------------------------------
 7.  7000 Marina Boulevard    Brisbane     CA      Office           $ 23,909,854     84,495    $   283     1.71x   67.4%      45.9%
------------------------------------------------------------------------------------------------------------------------------------
 8.  Tysons Square            Tysons       VA      Anchored         $ 18,157,238    162,978    $   111     1.84x   52.8%      42.2%
                              Corner               Retail
------------------------------------------------------------------------------------------------------------------------------------
 9.  Metaldyne Portfolio

       Metaldyne-Plymouth     Plymouth     MI      Flex             $  6,828,823     68,121   $     31     1.56x   67.0%      59.3%
                                                   Industrial

       Metaldyne-Twinsburg    Twinsburg    OH      Heavy            $  3,347,756    156,000   $     31     1.56x   67.0%      59.3%
                                                   Industrial

       Metaldyne-Niles        Niles        IL      Heavy            $  2,949,492    125,880   $     31     1.56x   67.0%      59.3%
                                                   Industrial

       Metaldyne-Rome         Rome         GA      Light            $  1,908,004    117,000   $     31     1.56x   67.0%      59.3%
                                                   Industrial

       Metaldyne-Solon        Solon        OH      Light            $  1,629,719     67,000   $     31     1.56x   67.0%      59.3%
                                                   Industrial

                 Subtotal:                                          $ 16,663,794    534,001   $     31     1.56x   67.0%      59.3%
------------------------------------------------------------------------------------------------------------------------------------
10.  Pacific Gulf             Sunnyvale    CA      Flex             $ 16,649,830    129,513   $    129     1.58x   69.7%      56.9%
     Commerce Park                                 Industrial
------------------------------------------------------------------------------------------------------------------------------------
     TOTALS/WEIGHTED AVERAGES                                       $309,519,974                           1.75x   59.8%      52.7%
------------------------------------------------------------------------------------------------------------------------------------

(1) Loan per SF, DSCR, Cut-off Date LTV and Balloon LTV based on aggregate of pari passu notes. See the York Galleria loan summary below.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                            NO. OF       AGGREGATE
                            MORTGAGE     CUT-OFF DATE  % OF
                            LOANS        BALANCE ($)   POOL
--------------------------------------------------------------
1 - 1,000,000                  13          9,118,488   1.0
1,000,001 - 2,000,000          33         47,338,843   5.2
2,000,001 - 3,000,000          21         52,420,060   5.8
3,000,001 - 4,000,000          14         48,813,342   5.4
4,000,001 - 5,000,000          15         67,733,722   7.5
5,000,001 - 6,000,000          14         77,951,130   8.6
6,000,001 - 7,000,000           7         46,381,957   5.1
7,000,001 - 8,000,000           8         60,111,075   6.7
8,000,001 - 9,000,000           4         34,655,224   3.8
9,000,001 - 10,000,000          5         49,569,588   5.5
10,000,001 - 15,000,000         8         98,902,888  11.0
15,000,001 - 20,000,000         3         51,470,863   5.7
20,000,001 - 25,000,000         1         23,909,854   2.6
25,000,001 >=                   6        234,139,257  25.9
--------------------------------------------------------------
TOTAL:                        152        902,516,290  100.0
--------------------------------------------------------------

Min: $436,659     Max: $75,000,000     Average: $5,937,607
--------------------------------------------------------------

STATE
--------------------------------------------------------------
                           NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE  % OF
                           PROPERTIES    BALANCE ($)   POOL
--------------------------------------------------------------
New Jersey                       9       130,515,781   14.5
Northern California             24       122,081,750   13.5
Southern California             29        96,347,551   10.7
New York                         2        87,456,148    9.7
Florida                         14        50,753,169    5.6
Massachusetts                    4        49,565,300    5.5
Pennsylvania                     7        47,368,618    5.2
Texas                           15        38,160,537    4.2
Illinois                         7        37,438,295    4.1
Virginia                         4        24,446,241    2.7
Ohio                             7        23,901,749    2.6
Other States                    46       194,481,151   21.7
--------------------------------------------------------------
 TOTAL:                        168       902,516,290  100.0
--------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------
                           NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE  % OF
                           PROPERTIES    BALANCE ($)   POOL
--------------------------------------------------------------
Retail                          79       373,618,856   41.4
Office                          24       247,261,985   27.4
Multifamily                     27       120,444,876   13.3
Industrial                      29       119,419,527   13.2
Manuf. Housing Comm.             3        11,039,223    1.2
Mixed Use                        1         8,984,367    1.0
Hospitality                      1         7,685,976    0.9
Other                            4        14,061,479    1.6
--------------------------------------------------------------
TOTAL:                         168       902,516,290  100.0
--------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                           NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE  % OF
                           LOANS       BALANCE ($)   POOL
------------------------------------------------------------
6.001 - 6.500                1          13,530,000    1.5
6.501 - 7.000               24         221,762,138   24.6
7.001 - 7.500               62         325,271,259   36.0
7.501 - 8.000               57         285,695,968   31.7
8.001 - 8.500                7          45,744,806    5.1
8.501 - 9.000                1          10,512,120    1.2
------------------------------------------------------------
TOTAL:                     152         902,516,290  100.0
------------------------------------------------------------
  Min: 6.500      Max: 8.770           Wtd Avg: 7.340
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                           NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE  % OF
                           LOANS       BALANCE ($)   POOL
------------------------------------------------------------
1 - 60                       4         118,963,798   13.2
61 - 120                   132         718,561,460   79.6
121 - 180                   10          50,978,888    5.6
181 - 240                    6          14,012,144    1.6
------------------------------------------------------------
TOTAL:                     152         902,516,290  100.0
------------------------------------------------------------
  Min: 60         Max: 240             Wtd Avg: 116
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------
                           NO. OF      AGGREGATE
                           MORTGAGE    CUT-OFF DATE   % OF
                           LOANS       BALANCE ($)    POOL
-------------------------------------------------------------
1 - 60                        4        118,963,798    13.2
61 - 120                    135        738,974,302    81.9
121 - 180                     7         30,566,046     3.4
181 - 240                     6         14,012,144     1.6
-------------------------------------------------------------
 TOTAL:                     152        902,516,290   100.0
-------------------------------------------------------------
  Min: 55         Max: 236             Wtd Avg: 106
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------
                  NO. OF      AGGREGATE
                  MORTGAGE    CUT-OFF DATE     % OF
                  LOANS       BALANCE ($)      POOL
------------------------------------------------------
10.1 - 20.0          4          2,102,402       0.2
20.1 - 30.0          7          6,409,315       0.7
30.1 - 40.0          7         23,614,270       2.6
40.1 - 50.0         25        192,274,101      21.3
50.1 - 60.0         33        183,725,011      20.4
60.1 - 70.0         39        242,512,271      26.9
70.1 - 80.0         35        233,300,905      25.9
80.1 - 85.0          2         18,578,016       2.1
------------------------------------------------------
TOTAL:             152        902,516,290     100.0
------------------------------------------------------
  Min:15.4        Max: 81.1         Wtd Avg: 60.8
------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY (%)
 -----------------------------------------------------
                   NO. OF     AGGREGATE
                   MORTGAGE   CUT-OFF DATE     % OF
                   LOANS      BALANCE ($)      POOL
 -----------------------------------------------------
 0.1 - 30.0         31         72,269,826       8.0
 30.1 - 40.0        17         84,968,380       9.4
 40.1 - 50.0        30        288,019,196      31.9
 50.1 - 60.0        37        175,684,483      19.5
 60.1 - 70.0        31        229,110,651      25.4
 70.1 - 80.0         6         52,463,755       5.8
 -----------------------------------------------------
  TOTAL:            152       902,516,290     100.0
 -----------------------------------------------------
   Min: 0.5        Max: 74.2         Wtd Avg: 50.5
 -----------------------------------------------------

 DEBT SERVICE COVERAGE RATIO (X)
 -----------------------------------------------------
                  NO. OF       AGGREGATE
                  MORTGAGE     CUT-OFF DATE    % OF
                  LOANS        BALANCE ($)     POOL
 -----------------------------------------------------
 1.11 - 1.20         3          10,711,581      1.2
 1.21 - 1.30        33         166,978,602     18.5
 1.31 - 1.40        32         169,949,541     18.8
 1.41 - 1.50        16          80,809,188      9.0
 1.51 - 1.60        12          67,513,716      7.5
 1.61 - 1.70        12          79,670,849      8.8
 1.71 - 1.80        13         108,350,601     12.0
 1.81 >=            31         218,532,212     24.2
 -----------------------------------------------------
  TOTAL:           152         902,516,290    100.0
 -----------------------------------------------------
   Min: 1.15       Max: 3.21           Wtd Avg: 1.64
 -----------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding. All references to "Maturity" refer to the ARD for ARD Loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

Percentage of Collateral by Prepayment Restriction(%)(1)


Prepayment Restrictions                 Nov-01          Nov-02          Nov-03          Nov-04

Locked Out or Defeasance:               99.15%          97.80%          87.99%          83.89%

Greater of YM and 1.00%(2)(3):           0.85%           2.20%          12.01%          16.11%

Open:                                    0.00%           0.00%           0.00%           0.00%

TOTALS                                 100.00%         100.00%         100.00%         100.00%

Pool Balance Outstanding:           $902,516,290     $890,549,005   $877,549,596     $864,475,976
% Initial Pool Balance:                100.00%          98.67%          97.23%          95.79%


Percentage of Collateral by Prepayment Restriction(%)(1)


Prepayment Restrictions (cont'd)        Nov-05          Nov-06          Nov-07          Nov-08

Locked Out or Defeasance:               79.63%          78.12%          78.10%          88.48%

Greater of YM and 1.00%(2)(3):          20.37%          21.88%          21.90%          10.49%

Open:                                    0.00%           0.00%           0.00%           1.03%

TOTALS                                 100.00%         100.00%         100.00%         100.00%

Pool Balance Outstanding:           $850,466,434     $721,960,054   $707,306,955     $604,612,181
% Initial Pool Balance:                 94.23%          79.99%          78.37%          66.99%


Percentage of Collateral by Prepayment Restriction(%)(1)

Prepayment Restrictions (cont'd)        Nov-09          Nov-10          Nov-11          Nov-12

Locked Out or Defeasance:               90.14%          84.71%         100.00%         100.00%

Greater of YM and 1.00%(2)(3):           5.21%           4.56%           0.00%           0.00%

Open:                                    4.65%          10.74%           0.00%           0.00%

TOTALS                                 100.00%         100.00%         100.00%         100.00%

Pool Balance Outstanding:           $574,788,481     $522,235,945    $23,360,390      $20,216,564
% Initial Pool Balance:                 63.69%          57.86%           2.59%           2.24%


Percentage of Collateral by Prepayment Restriction(%)(1)

Prepayment Restrictions (cont'd)        Nov-13          Nov-14

Locked Out or Defeasance:              100.00%         100.00%

Greater of YM and 1.00%(2)(3):           0.00%           0.00%

Open:                                    0.00%           0.00%

TOTALS                                 100.00%         100.00%

Pool Balance Outstanding:            $16,820,403      $13,156,116
% Initial Pool Balance:                  1.86%           1.46%




Notes:(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
      (2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance provisions of the Mortgage Loans.
      (3) In this table, Mortgage Loan No. 40, Bristol Square Apartments, and Mortgage Loan No. 159, Shoal Crest Apartments, have been modeled as "Greater of Yield Maintenance and 1.00%" after their lockout periods.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4



---------------------------------------------------------------------------------------------------------
                                LOAN NO. 1 -- 1350 AVENUE OF THE AMERICAS
---------------------------------------------------------------------------------------------------------


--------------------------------------------------    ---------------------------------------------------
                LOAN INFORMATION                                     PROPERTY INFORMATION
--------------------------------------------------    ---------------------------------------------------
ORIGINAL BALANCE:       $75,000,000                   SINGLE              Single
                                                      ASSET/PORTFOLIO:    Asset
CUT-OFF DATE BALANCE:   $75,000,000                   PROPERTY TYPE:      Office
FIRST PAYMENT DATE:     7/01/2001                     PROPERTY SUB-TYPE:  Urban
INTEREST RATE:          6.520%                        LOCATION:           New York, NY
AMORTIZATION:           360 months(1)                 YEAR                1966/2000
                                                      BUILT/RENOVATED:

ARD:                    NAP                           OCCUPANCY(4):       93.4%
HYPERAMORTIZATION:      NAP                           SQUARE FOOTAGE:     547,393
MATURITY DATE:          6/01/2006                     THE COLLATERAL:     35-story steel frame office
                                                                          tower

EXPECTED MATURITY       $71,700,047                   OWNERSHIP           Fee simple
BALANCE:                                              INTEREST:
SPONSOR(S):             Reckson Associates

INTEREST CALCULATION:   Actual/360                    MAJOR TENANTS       % NRSF  RENT PSF     LEASE
                                                                                             EXPIRATION

CALL PROTECTION:        Lockout until the             Harper Collins      11.9    $28.31    4/30/2006
                        earlier of 3 years after
                        loan origination or 2         Arthur Andersen     6.9     $48.00    4/30/2004
                        years after the REMIC         Manhattan Parking   5.4     $28.53    10/31/2016
                        startup date, with U.S.
                        Treasury defeasance           PROPERTY            RANY Management Group, Inc.
                        thereafter.(2)                MANAGEMENT:

                                                      U/W NET OP.         $12,626,135
                                                      INCOME:
LOAN PER SF:            $137.01
                                                      U/W NET CASH FLOW:  $11,779,410
                                                      APPRAISED VALUE:    $150,000,000
                                                      CUT-OFF DATE LTV:   50.0%
UP-FRONT RESERVES:      None                          MATURITY DATE LTV:  47.8%
                                                      DSCR(5):            2.38x


ONGOING RESERVES:       None

LOCKBOX(3):             Springing hard


--------------------------------------------------    ---------------------------------------------------

(1) Interest-only payments are required during the initial 12 months of the loan term. Amortization of principal begins on July 1, 2002.
(2) The loan may be prepaid, with no prepayment premium, on and after April 1, 2006.
(3)  The springing hard lockbox will be triggered by (i) an event of default, or
     (ii) the DSCR falling below 1.0x (based on the underwritten cash flow for the immediately preceding 12-month period, over the projected debt service for the 12-month period following such calculation).
(4)  Based on a rent roll dated July 1, 2001.
(5) DSCR is based on interest-only payments required for the initial 12 months of the loan term. Based on principal and interest payments beginning on July 1, 2002, the estimated DSCR will be 2.07x.

THE 1350 AVENUE OF THE AMERICAS LOAN

           THE LOAN. The largest loan (the "1350 Avenue of the Americas Loan") is evidenced by a Promissory Note (the "1350 Avenue of the Americas Note") in the original principal amount of $75,000,000 and is secured by a first priority Mortgage and Security Agreement (the "1350 Avenue of the Americas Mortgage") encumbering the 547,393 square foot office building, located at 1350 Avenue of the Americas (6th Avenue), in New York, New York (the "1350 Avenue of the Americas Property"). The 1350 Avenue of the Americas Loan encumbers the fee interest at the 1350 Avenue of the Americas Property. The 1350 Avenue of the Americas Loan was originated on June 1, 2001 by or on behalf of MSDWMC.

           THE BORROWER. The borrower is 1350 LLC, a Delaware limited liability company (the "1350 Avenue of the Americas Borrower") that owns no material assets other than the 1350 Avenue of the Americas Property and related interests. The


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

managing member of the borrower is 1350 Mezzanine LLC. The sponsor of the project is Reckson Associates, a publicly traded real estate investment trust based in Long Island, New York.

           The Property. The 1350 Avenue of the Americas Property is located on the corner of 56th Street in the Mmidtown Manhattan business district of New York City. The 1350 Avenue of the Americas Property was constructed in 1966 and renovated in 2000 and consists of a 35-story steel framed office tower building containing 547,393 net square feet. The building also includes 90 spaces of underground in-building parking. As of July 1, 2001, the 1350 Avenue of the Americas Property was 93.4% leased to various tenants.

       ---------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
       ---------------------------------------------------------------------------------------------------------------
                                        AVERAGE BASE     % OF TOTAL    CUMULATIVE     % OF TOTAL     CUMULATIVE % OF
                             # OF       RENT PER SF     SQUARE FEET      % OF SF      BASE RENTAL      TOTAL RENTAL
             YEAR           LEASES        ROLLING         ROLLING        ROLLING       REVENUES      REVENUES ROLLING
                            ROLLING                                                     ROLLING
       ---------------------------------------------------------------------------------------------------------------
            Vacant            10           $33.65           7.3%         7.3%           7.2%              7.2%
       ---------------------------------------------------------------------------------------------------------------
             2001              1           $70.00           0.4%         7.7%           0.8%              8.0%
       ---------------------------------------------------------------------------------------------------------------
             2002              5           $36.88           2.3%        10.0%           2.5%             10.5%
       ---------------------------------------------------------------------------------------------------------------
             2003              2           $33.36           4.5%        14.4%           4.6%             15.0%
       ---------------------------------------------------------------------------------------------------------------
             2004              9           $36.00          18.4%        32.8%          20.7%             35.7%
       ---------------------------------------------------------------------------------------------------------------
             2005              5           $62.08           5.1%        37.9%           5.4%             41.1%
       ---------------------------------------------------------------------------------------------------------------
             2006             38           $31.83          43.3%        81.3%          38.1%             79.2%
       ---------------------------------------------------------------------------------------------------------------
             2007              3           $35.67           2.0%        83.3%           2.3%             81.5%
       ---------------------------------------------------------------------------------------------------------------
             2008              3           $46.49           2.5%        85.8%           4.6%             86.1%
       ---------------------------------------------------------------------------------------------------------------
             2009              3           $39.33           5.6%        91.4%           7.3%             93.4%
       ---------------------------------------------------------------------------------------------------------------
         2010 & Beyond         4           $40.40           8.6%       100.0%           6.6%            100.0%
       ---------------------------------------------------------------------------------------------------------------


           PROPERTY MANAGEMENT. The 1350 Avenue of the Americas Property is managed by RANY Management Group, Inc., which is an affiliate of the 1350 Avenue of the Americas Borrower. The management agreement is subordinate and subject to the 1350 Avenue of the Americas Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed, except for certain permitted unsecured and subordinated affiliate debt, which, when combined with the 1350 Avenue of the Americas Loan, does not exceed 75% of the appraised value of the 1350 Avenue of the Americas Property.

           RELEASE OF PARCELS. Not allowed.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


--------------------------------------------------------------------------------------------------------------------------------
                                       LOAN NO. 2 -- MORRIS CORPORATE CENTER IV - PHASE I

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------    ---------------------------------------------------------------
                      LOAN INFORMATION                                                PROPERTY INFORMATION
-------------------------------------------------------------    ---------------------------------------------------------------
ORIGINAL BALANCE:           $42,000,000                          SINGLE ASSET/PORTFOLIO:  Single
                                                                                          Asset

CUT-OFF DATE BALANCE:       $41,781,154                          PROPERTY TYPE:           Office
FIRST PAYMENT DATE:         4/01/2001                            PROPERTY SUB-TYPE:       Suburban
INTEREST RATE:              7.350%                               LOCATION:                Parsippany, NJ
AMORTIZATION:               360                                  YEAR BUILT/RENOVATED:    1998/NAP
ARD:                        NAP                                  ECONOMIC OCCUPANCY(3):   100.0%
HYPERAMORTIZATION:          NAP                                  SQUARE FOOTAGE:          340,240
MATURITY DATE:              3/01/2011                            THE COLLATERAL:          Two five-story office building
                                                                                          complex

EXPECTED MATURITY BALANCE:  $37,046,617                          OWNERSHIP INTEREST:      Fee
                                                                                          simple

SPONSOR(S):                 New York Common Retirement
                            Fund, Lexington Corporate
                            Properties Trust and Lexington
                            Acquiport Company LLC

INTEREST CALCULATION:       Actual/360                           MAJOR TENANTS            % NRSF    RENT PSF       LEASE
                                                                                                                 EXPIRATION

CALL PROTECTION:            Earlier of 24 months from the        Aventis Pharmaceuticals    100      $23.06      1/31/2010
                            date of securitization or 4
                            years after the first payment
                            of principal and interest with
                            U.S. Treasury defeasance
                            thereafter.  No prepayment
                            allowed until 3 months prior to
                            maturity, at which time
                            prepayment is without penalty.

LOAN PER SF:                $122.80                              PROPERTY MANAGEMENT:     SJP Corporate Real Estate Services,
                                                                                          Inc.
UP-FRONT RESERVES:          Insurance:        $91,276            2000 NET OP. INCOME:     $6,737,505
ONGOING RESERVES(1):        RE Tax:           $91,938/month      U/W NET CASH FLOW:       $6,090,118
                            Insurance:        $9,128/month       APPRAISED VALUE:         $82,500,000
                            TI/LC:            Springing          CUT-OFF DATE LTV:        50.6%
                            Other:            Springing          MATURITY DATE LTV:       44.9%
LOCKBOX(2):                 Springing soft                       DSCR:                    1.75x
-------------------------------------------------------------    ---------------------------------------------------------------

     (1) The TI/LC escrow is a springing escrow, and in the event Aventis does not exercise its first five year renewal option on or before February 1, 2009, Borrower shall begin making monthly escrow payments of $368,256 up to a cap of $4,419,072 or deposit a letter of credit in the amount of $4,419,072 on February 1, 2009. Another escrow will spring in the event Aventis does not exercise its first five year renewal option on or before February 1, 2009, and in such event, Borrower shall deposit either $2,500,000 or a letter of credit in the amount of $2,500,000 on February 15, 2009 as security for parking garage construction costs.

     (2) The springing soft lockbox is triggered upon occurrence of an event of default after the applicable notice and grace period.

     (3) The building is not physically occupied; however, rent is being collected for 100% of the space based on the rent roll dated March 31, 2001.

THE MORRIS CORPORATE CENTER IV LOAN

           THE LOAN. The second largest loan (the "Morris Corporate Center IV Loan") is evidenced by the Secured Promissory Note (the "Morris Corporate Center IV Note") and is secured by a first priority Mortgage and Security Agreement (the "Morris Corporate Center IV Mortgage") encumbering two five-story office buildings comprising a total of 340,240 square feet, located in Parsippany, New Jersey (the "Morris Corporate Center IV Property"). The Morris Corporate Center IV Loan was originated on February 9, 2001 by or on behalf of PCF.

           THE BORROWER. The borrower is Acquiport Parsippany L.L.C., a Delaware limited liability company (the "Morris Corporate Center IV Borrower") that owns no material asset other than the Morris Corporate Center IV Property and related


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


interests. The managing member of the Morris Corporate Center IV Borrower is Acquiport Parsippany Manager, L.L.C., a Delaware limited liability company (the "Morris Corporate Center IV Equity Owner"), which owns no material asset other than the ownership interests in the Morris Corporate Center IV Property and related interests. The Morris Corporate Center IV Equity Owner is required to have an independent director. A nonconsolidation opinion for the Morris Corporate Center IV Loan was obtained at the closing of the Morris Corporate Center IV Loan.

           THE PROPERTY. The Morris Corporate Center IV Property, located in Parsippany, New Jersey was originally constructed in 1998 and is part of a 130 acre office park called Morris Corporate Center. The Morris Corporate Center IV Property consists of two five-story office buildings totaling 340,240 square feet. The Morris Corporate Center IV Property is 100% leased to Aventis Pharmaceuticals (currently rated "A" by Standard & Poors), which is no longer in occupancy at the Morris Corporate Center IV Property, but is required to pay pursuant to its lease and is in the process of attempting to sublease all or a portion of the space. Zoning requires a parking ratio of 3.3/1,000 square feet, but the Morris Corporate Center IV Property has an existing ratio of 2.86/1,000 square feet. However, a parking variance was granted at the time of construction.

           PROPERTY MANAGEMENT. The Morris Corporate Center IV Property is managed by SJP Corporate Real Estate Services, Inc., which is not affiliated with the Morris Corporate Center IV Borrower. The management fees are subordinate to the Morris Corporate Center IV Loan.

           MEZZANINE LOAN OR PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


------------------------------------------------------------------------------------------
                  LOAN NO. 3 -- 155 FEDERAL STREET AND 10 HIGH STREET
------------------------------------------------------------------------------------------

------------------------------------------  ----------------------------------------------
            LOAN INFORMATION                           PROPERTY INFORMATION
------------------------------------------  ----------------------------------------------
ORIGINAL BALANCE:  $33,000,000              SINGLE           Single
                                            ASSET/PORTFOLIO: Asset

CUT-OFF DATE       $32,140,564              PROPERTY TYPE:   Office
BALANCE:

FIRST PAYMENT      1/01/2000                PROPERTY         Urban
DATE:                                       SUB-TYPE:

INTEREST RATE:     8.000%                   LOCATION:        Boston, MA

AMORTIZATION:      300 months               YEAR BUILT/      1982/ongoing;
                                            RENOVATED(1):    1915/ongoing
ARD:               NAP

HYPERAMORTIZATION: NAP                      OCCUPANCY(2):    93.4%

MATURITY DATE:     12/01/2009               SQUARE FOOTAGE:  284,684

EXPECTED MATURITY  $26,728,402              THE COLLATERAL:  Two adjacent office buildings
BALANCE:

SPONSOR(S):        Charles Kenny, Louis     OWNERSHIP        Fee
                   H. Hamel, Jr. and        INTEREST:        simple
                   John Niles

                                            MAJOR TENANTS    % NRSF  RENT     LEASE
                                                                      PSF   EXPIRATION
INTEREST           30/360                   Xerox             7.98   $35.00  9/30/2004
CALCULATION:                                Corporation

CALL PROTECTION:   Lockout until January    Linsco/Private    7.92   $25.00  8/31/2002
                   1, 2005; thereafter,     Ledger
                   prepayment with a
                   premium equal to the     Fitzhugh and      6.66   $21.50 12/31/2002
                   greater of a yield       Associates
                   maintenance premium
                   and 1% of the
                   principal balance

LOAN PER SF:       $112.90                  PROPERTY         CB Richard Ellis - N.E.
                                            MANAGEMENT:      Partners LP

                                            U/W NET OP.      $5,555,019
                                            INCOME:

UP-FRONT RESERVES: RE Tax:  $186,753        U/W NET CASH     $5,036,895
                                            FLOW:

                                            APPRAISED VALUE:   $76,000,000

ONGOING RESERVES:  RE Tax:  $129,330/month  CUT-OFF DATE LTV:  42.3%

                                            MATURITY DATE LTV: 35.2%

LOCKBOX:           None                     DSCR:              1.65x
------------------------------------------  ----------------------------------------------

(1) Dates specified correspond to the dates built/renovated for 155 Federal Street and 10 High Street, respectively.
(2)  Occupancy is based on the rent roll dated June 4, 2001.


THE 155 FEDERAL STREET AND 10 HIGH STREET LOAN

           THE LOAN. The third largest loan (the "155 Federal Street and 10 High Street Loan") is evidenced by a Mortgage Note and is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "155 Federal Street and 10 High Street Mortgage") encumbering two office buildings located at 155 Federal Street and 10 High Street, respectively, in Boston, Massachusetts (the "155 Federal Street and 10 High Street Property"). The 155 Federal Street and 10 High Street Loan was originated on November 11, 1999, by John Hancock Life Insurance Company ("JHLICO"), formerly known as John Hancock Mutual Life Insurance Company, and was assigned to JHREF pursuant to an agreement dated as of May 14, 2001.

           THE BORROWERS. The borrower is KNH Realty Trust (the "155 Federal Street and 10 High Street Borrower"), a trust formed under the laws of the Commonwealth of Massachusetts. Charles Kenny, Louis H. Hamel, Jr. and John Niles are the trustees of the 155 Federal Street and 10 High Street Borrower. Mr. Kenny is a principal in one other mortgage loan originated by JHLICO. Mr. Hamel is a partner at Hale and Dorr, a Boston law firm. Mr. Niles is a principal of the Niles Company, a Boston real estate company.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

           THE PROPERTY. The 155 Federal Street and 10 High Street Property consists of two adjacent, multi-story urban office buildings containing a total of 284,684 net rentable square feet situated on a 0.53 acre site located in Boston, Massachusetts. The building located at 155 Federal Street is an 18-story building constructed in 1982 and the one at 10 High Street is an 11-story building constructed in 1915. The 155 Federal Street and 10 High Street Property is located at the intersection of Federal and High Streets in Boston's Financial District, between Post Office Square, Downtown Crossing and South Station. The surrounding location is developed with a variety of office and retail buildings, hotels and government buildings.

-------------------------------------------------------------------------------
                          LEASE ROLLOVER SCHEDULE

-------------------------------------------------------------------------------
                    WEIGHTED   % OF                                CUMULATIVE %
                     AVERAGE   TOTAL                 % OF TOTAL   OF TOTAL BASE
          # OF      BASE RENT  SQUARE     CUMULATIVE BASE RENTAL      RENTAL
          LEASES     PER SF    FEET       % OF SF     REVENUES       REVENUES
 YEAR     ROLLING    ROLLING    ROLLING    ROLLING     ROLLING       ROLLING
-------------------------------------------------------------------------------
Vacant      28       $46.80       6.57%      6.57%       9.21%          9.21%
-------------------------------------------------------------------------------
 MTM        27       $64.63       2.56%      9.13%       2.40%         11.62%
-------------------------------------------------------------------------------
 2001        5       $26.73       2.70%     11.83%       2.06%         13.68%
-------------------------------------------------------------------------------
 2002       18       $27.60      33.54%     45.37%      27.30%         40.98%
-------------------------------------------------------------------------------
 2003        9       $32.89      11.75%     57.12%      11.61%         52.59%
-------------------------------------------------------------------------------
 2004        9       $33.63      17.80%     74.91%      17.72%         70.31%
-------------------------------------------------------------------------------
 2005       11       $52.41      13.24%     88.15%      18.20%         88.51%
-------------------------------------------------------------------------------
 2006        4       $40.46       4.30%     92.45%       5.11%         93.62%
-------------------------------------------------------------------------------
 2007        2       $46.77       3.69%     96.14%       4.94%         98.56%
-------------------------------------------------------------------------------
 2008        1       $12.27       3.86%    100.00%       1.44%        100.00%
-------------------------------------------------------------------------------

           PROPERTY MANAGEMENT. The 155 Federal Street and 10 High Street Property is managed by CB Richard Ellis - N.E. Partners LP. The management fees are subordinate to the 155 Federal Street and 10 High Street Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed by loan documents, however JHREF has approved the placement of certain financing as described immediately below.

           ADDITIONAL INDEBTEDNESS. Not allowed by loan documents. However, the 155 Federal Street and 10 High Street Borrower expects to obtain a $5,000,000 line of credit that will be secured by the ownership interests in Boston Federal Associates, the beneficiary of the 155 Federal Street and 10 High Street Borrower (the "155 Federal Street and 10 High Street Beneficiary"), and/or its constituent entities. The purpose of the line of credit is to fund capital repairs of approximately $7,600,000 on both buildings constituting the 155 Federal Street and 10 High Street Property.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

-------------------------------------------------------------    ---------------------------------------------------------------
                      LOAN INFORMATION                                                PROPERTY INFORMATION
-------------------------------------------------------------    ---------------------------------------------------------------
ORIGINAL BALANCE:           $31,000,000                          SINGLE ASSET/PORTFOLIO:  Single
                                                                                          Asset

CUT-OFF DATE BALANCE:       $30,927,932                          PROPERTY TYPE:           Retail

FIRST PAYMENT DATE:         8/01/2001                            PROPERTY SUB-TYPE:       Anchored

INTEREST RATE:              7.560%                               LOCATION:                Bridgewater, NJ

AMORTIZATION:               360 months                           YEAR BUILT/RENOVATED:    1999/NAP

ARD:                        7/01/2011                            OCCUPANCY(6):            100.0%

HYPERAMORTIZATION:          After the anticipated repayment      SQUARE FOOTAGE:          233,975
                            date, the loan interest rate
                            steps up to the greater of (a)       THE COLLATERAL:          7 buildings in regional shopping
                            12.56% or (b) 5.0% plus the                                   center
                            yield of U.S. Treasury
                            securities with a maturity           OWNERSHIP INTEREST:      Fee simple
                            approximating the Maturity
                            Date(1); additional payments to
                            principal will be required from
                            excess cash flow until the loan
                            is paid in full.

                                                                                                                     LEASE
                                                                 MAJOR TENANTS             % NRSF    RENT PSF      EXPIRATION

MATURITY DATE:              7/1/2031                             Bed Bath & Beyond          17.3      $15.90       1/31/2010

EXPECTED MATURITY BALANCE:  $27,474,954                          Babies R Us                16.0      $10.50       1/31/2014

SPONSOR(S):                 Kimco Realty Corporation             Marshalls                  13.5      $15.25       10/31/2009

INTEREST CALCULATION:       Actual/360                           Petsmart                   11.1      $18.15       12/31/2014

CALL PROTECTION:            Lockout until the earlier of 4       Michaels                   10.2      $16.97       2/28/2010
                            years after loan origination or
                            2 years after the REMIC startup
                            date, with U.S. Treasury
                            defeasance thereafter. The loan      PROPERTY MANAGEMENT:    Kimco Realty Corporation
                            is not prepayable in whole or in
                            part prior to 4/01/2011;
                            thereafter, the loan is
                            prepayable on any payment date
                            without a yield maintenance
                            premium.

LOAN PER SF:                $132.18                              U/W NET OP. INCOME:     $3,474,617

UP-FRONT RESERVES(2):        Cap Ex :       $2,925               U/W NET CASH FLOW:      $3,324,616

                             Other:         $132,500             APPRAISED VALUE:        $40,500,000

ONGOING RESERVES(3) (4):    Cap Ex:         $2,925/month         CUT-OFF DATE LTV:       76.4%

                            RE Tax:         $39,154/month        MATURITY DATE LTV:      67.8%

                            Rollover:        $12,088/month       DSCR:                    1.27x

LOCKBOX(5):                  Soft

-------------------------------------------------------------    ---------------------------------------------------------------

(1) Following the ARD, pursuant to the Cash Management Agreement described below, the lender will apply funds from a lockbox first to payment of interest in an amount equal to interest that would have accrued on the outstanding principal balance of the Bridgewater Loan at the initial interest rate; interest at the adjusted interest rate accrues and earns interest, at the adjusted interest rate, and is payable after the principal balance of the loan is paid in full.

(2) At loan closing, the Bridgewater Borrower deposited $132,500 into a reserve account. In the event the trustee in bankruptcy of Zany Brainy, a tenant at the Bridgewater Property, or debtor in possession with respect to such bankruptcy, rejects the Zany Brainy lease, the Bridgewater Borrower is required, pursuant to the Cash Management Agreement, to deposit all excess cash flow from the Bridgewater Property into such reserve until such time as the funds on account in such reserve equal $1,000,000. If no event of default has occurred under the Bridgewater Loan and either (i) the Zany Brainy lease is assumed or (ii) if the Zany Brainy lease is rejected, (a) the Zany Brainy premises is relet pursuant to a triple net lease with a term of not less than 10 years at a base rent of not less than $25 per square foot per annum and is otherwise satisfactory to the lender or (b) the actual debt service coverage ratio of the Bridgewater Property is equal to or exceeds 1.25 to 1.00, then all funds in this reserve account at such time will be disbursed to the Bridgewater Borrower.

(3) The actual amount in the real estate tax reserve depends on the actual real estate taxes due with respect to the Bridgewater Property. The amount noted is the amount currently escrowed. Insurance reserves will be required if the umbrella policy in effect at the loan closing lapses.

(4)  Monthly deposits to the Rollover Reserve commence on August 1, 2006.

(5) A soft lockbox is in place. A hard lockbox is triggered in the event of (i) a monetary event of default under the loan, (ii) the debt service coverage ratio for the Bridgewater Property falls below 1.10x, (iii) the occurrence of the ARD or (iv) the rejection in bankruptcy (or the deemed rejection) of the Zany Brainy lease at the Bridgewater Property.

(6)   Based on a rent roll dated August 29, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

THE BRIDGEWATER PROMENADE LOAN

           THE LOAN. The fourth largest loan (the "Bridgewater Loan") is evidenced by a Promissory Note in the original principal amount of $31,000,000 (the "Bridgewater Note") and is secured by a first priority Mortgage and Security Agreement (the "Bridgewater Mortgage") encumbering a 233,975 square foot portion of a regional shopping center (the "Bridgewater Property"), located on Route 28 and Interstate 287 in Bridgewater, New Jersey. The Bridgewater Loan encumbers the Bridgewater Borrower's fee interest in the Bridgewater Property. The Bridgewater Loan was originated on June 13, 2001 by or on behalf of MSDWMC.

           THE BORROWER. The borrower is KIR Bridgewater 573, LLC, a Delaware limited liability company (the "Bridgewater Borrower") that owns no material assets other than the Bridgewater Property and related interests. The managing member of the Bridgewater Borrower is Kimco Income Operating Partnership, L.P., a Delaware limited partnership. The general partner of the managing member is Kimco Income REIT, a joint venture between Kimco Realty Corporation and the New York Common Fund, which owns 54 assets with a market value of approximately $500 million. The sponsor of the project is Kimco Realty Corporation, which owns and operates a $3 billion (approximate) portfolio of neighborhood and community shopping centers in 40 states.

           THE PROPERTY. The subject property is part of the Bridgewater Promenade, a 698,611 square foot regional shopping center comprised of ten retail buildings developed in 1999, in Bridgewater, New Jersey. Three of the buildings (Home Depot, Costco and Target) are owned by third parties and are not part of the Bridgewater Property, except that the owners thereof make common area maintenance contributions to the Bridgewater Borrower. The remaining seven buildings, totaling 233,975 square feet, comprise the Bridgewater Property. The Bridgewater Property is located near Interstate 287 in Bridgewater, Somerset County, New Jersey. As of August 29, 2001, the Bridgewater Property was 100% leased to 13 tenants.

 ----------------------------------------------------------------------------
                         LEASE ROLLOVER SCHEDULE

 ----------------------------------------------------------------------------
                      AVERAGE    % OF      CUMULATIVE  % OF TOTAL  CUMULATIVE
             # OF     BASE RENT  TOTAL      % OF SF      BASE     % OF TOTAL
    YEAR     LEASES   PER SF     SQUARE     ROLLING     RENTAL      RENTAL
             ROLLING   ROLLING   FEET                  REVENUES    REVENUES
                                 ROLLING               ROLLING     ROLLING
 ----------------------------------------------------------------------------
   Vacant       --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2001        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2002        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2003        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2004        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2005        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2006        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2007        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2008        --        --         --        --        --          --
 ----------------------------------------------------------------------------
    2009         4      $21.30     27.9%     27.9%     32.8%       32.8%
 ----------------------------------------------------------------------------
    2010 &       9      $18.00     72.1%    100.0%     67.2%      100.0%
   Beyond
 ----------------------------------------------------------------------------

           PROPERTY MANAGEMENT. The Bridgewater Property is managed by Kimco Realty Corporation, the sponsor of the Bridgewater Borrower, pursuant to a management agreement that is subordinate and subject to the loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


-----------------------------------------------------------------------------------------------------------------
                              LOAN NO. 5 -- EAST GATE SQUARE - PHASE I
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------     ------------------------------------------------------
            LOAN INFORMATION                                          PROPERTY INFORMATION
------------------------------------------------------     ------------------------------------------------------
ORIGINAL BALANCE:  $28,500,000                             SINGLE           Single Asset
                                                           ASSET/PORTFOLIO:

CUT-OFF DATE       $28,444,141                             PROPERTY TYPE:   Retail
BALANCE:

FIRST PAYMENT      9/01/2001                               PROPERTY         Anchored
DATE:                                                      SUB-TYPE:

INTEREST RATE:     7.230%                                  LOCATION:        Mt. Laurel Township, NJ

AMORTIZATION:      360 months                              YEAR             1993/NAP
                                                           BUILT/RENOVATED:

ARD:               NAP                                     OCCUPANCY(3):    100.0%

HYPERAMORTIZATION: NAP                                     SQUARE FOOTAGE:  241,207

MATURITY DATE:     8/01/2006                               THE COLLATERAL:  A grocery-anchored retail development

EXPECTED MATURITY  $27,092,800                             OWNERSHIP        Fee simple
BALANCE:                                                   INTEREST:
SPONSOR(S):        Berwind Property
                   Group, Ltd.

INTEREST           Actual/360                              MAJOR TENANTS    % NRSF  RENT   LEASE
CALCULATION:                                                                         PSF   EXPIRATION

CALL PROTECTION:   25-month lockout from the               Shop Rite         25.0   $11.50 6/30/2019
                   first day of the calendar month
                   immediately following the date of       Office Max        12.7   $13.00 6/30/2008
                   origination; then prepayable with a
                   premium equal to the greater of a       Linens N' Things  12.5   $13.00 6/30/2003
                   yield maintenance premium and 1% of
                   the amount prepaid until one month      CompUSA Inc.      10.6   $15.37 7/31/2008
                   prior to maturity. The loan is
                   freely prepayable beginning one
                   month prior to loan maturity.

LOAN PER SF:       $117.92                                 PROPERTY         BR Management Corporation
                                                           MANAGEMENT:

UP-FRONT           RE Tax:      $51,375                    U/W NET OP.      $3,204,025
RESERVES(1):                                               INCOME:

                   Insurance:   $23,269                    U/W NET CASH     $3,060,228
                                                           FLOW:

                   TI/LC:       $7,612                     APPRAISED VALUE: $36,500,000

                   Deferred     $10,000                    CUT-OFF DATE     77.9%
                   Maintenance:                            LTV:

                   Other:       $730,000                   MATURITY DATE    74.2%
                                                           LTV:

ONGOING RESERVES:  RE Tax:      $51,375/montDSCR:          DSCR:            1.31x

                   Insurance:   $2,209/month

                   TI/LC:       $7,612/month

                   Cap Ex:      $3,015/month

LOCKBOX(2):        Springing hard

------------------------------------------------------     ------------------------------------------------------

(1) At loan closing, the Borrower escrowed $730,000 for possible re-tenanting of the Zany Brainy space due to the bankruptcy of tenant. If Zany Brainy affirms its lease, the reserve will be released to the Borrower. This amount is approximately equal to three years of rent plus reimbursements plus any tenant improvement allowance pursuant to the Zany Brainy lease. The Zany Brainy rent represents approximately 5.72% of total rent, and the space represents approximately 4.23% of the total space.

(2) A springing hard lockbox exists with respect to the East Gate Square - Phase I Loan which will become effective upon an Event of Default or in the event the DSCR falls below 1.10x.

(3)  Occupancy is based on the rent roll dated June 1, 2001.

THE EASTGATE SQUARE - PHASE I LOAN

           THE LOAN. The fifth largest loan (the "East Gate Square Loan") is evidenced by a promissory note secured by a first priority mortgage on the East Gate Square - Phase I retail center located in Mt. Laurel Township, New Jersey (the "East Gate Square Property"). The East Gate Square Loan was originated on August 2, 2001 by BSFI.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

           THE BORROWER. The borrower is East Gate Center Limited Partnership, a New Jersey limited partnership that owns no material asset other than the East Gate Square Property and related interests. The partnership is controlled by Berwind Property Group, Ltd. ("BPG") and its co-investors. BPG is a Philadelphia-based diversified real estate investment management firm that controls over $2 billion in investment real estate. In addition to its own interests, BPG invests through various commingled investment funds on behalf of co-investors such as pension funds and endowment funds as well as various high net worth individuals. BPG currently holds a portfolio of approximately 18 million square feet of office, residential, retail, hotel, and industrial properties throughout the United States.

           THE PROPERTY. The East Gate Square Property is a 241,207 square foot grocery-anchored shopping center, located in Mt. Laurel Township, New Jersey. It was developed as part of a larger six-phase 755,134 square foot (including Phase
I) shopping center. Phases II through VI are not included as part of this collateral. Since its initial construction in 1993, the shopping center has established itself, along with the adjacent Moorestown Mall, as the primary destination retail center in southern New Jersey. The property is situated less than one mile west of the New Jersey Turnpike at Exit 4 (Route 73) and at the end of an exit/entrance ramp which leads directly into the shopping center from Interstate 295 southbound, in close proximity to the employment centers of Cherry Hill, Mt. Laurel and Marlton as well as the Philadelphia CBD. The East Gate Square Property is situated on approximately 26 acres and contains approximately 1,481 parking spaces.

           The East Gate Square Property is anchored by six tenants that account for approximately 80% of the property's total square footage and approximately 70% of the base rental revenues. Since completion of construction in 1993, the center has remained 100% leased. The average in-place rents at the center are more than $4.00 per square foot below current market rents in the property's submarket. Sales per square foot for reporting anchor tenants are as follows:


---------------------------------------------------------------------------------------
                               TENANT SALES SCHEDULE *
---------------------------------------------------------------------------------------
                    TOTAL                     LEASE             TOTAL SALES
                    SQUARE                    START    LEASE     PER SQUARE  OCCUPANCY
      TENANT        FOOTAGE      % OF GLA       DATE   END DATE    FOOT *      COST
---------------------------------------------------------------------------------------
     Shop Rite       60,400        25.04%     06/26/94 06/30/19     N/A         N/A
---------------------------------------------------------------------------------------
    Office Max       30,606        12.69%     06/11/93 06/30/08     N/A         N/A
---------------------------------------------------------------------------------------
 Linens N' Things    30,096        12.48%     06/18/93 06/30/03    $247        5.3%
---------------------------------------------------------------------------------------
     Comp USA        25,485        10.57%     07/31/93 07/31/08  $1,447        1.1%
---------------------------------------------------------------------------------------
Ross Dress for Less  25,375        10.52%     07/26/93 01/31/04    $252        4.4%
---------------------------------------------------------------------------------------
A. C. Moore Arts &   20,000         8.29%     05/14/93 06/30/03    $391        3.3%
    Crafts Inc.
---------------------------------------------------------------------------------------
* Sales per square foot for reporting anchor tenants in the most recent period
(fiscal year 1999/2000).


---------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

---------------------------------------------------------------------------------------
                                        % OF                 % OF TOTAL  CUMULATIVE %
                # OF                    TOTAL                   BASE       OF TOTAL
     YEAR       LEASES    AVERAGE BASE  SQUARE   CUMULATIVE    RENTAL       RENTAL
                ROLLING   RENT PER SF   FEET       % OF SF    REVENUES     REVENUES
                            ROLLING     ROLLING    ROLLING     ROLLING      ROLLING
---------------------------------------------------------------------------------------
    Vacant        --           --         --         --          --          --
---------------------------------------------------------------------------------------
     2001         --           --         --         --          --          --
---------------------------------------------------------------------------------------
     2002         --           --         --         --          --          --
---------------------------------------------------------------------------------------
     2003          5          $13.83    24.7%        24.7%       24.0%       24.0%
---------------------------------------------------------------------------------------
     2004          6          $16.81    18.1%        42.9%        21.3%      45.3%
---------------------------------------------------------------------------------------
     2005          1          $19.30     4.2%        47.1%        5.7%       51.0%
---------------------------------------------------------------------------------------
     2006         --           --         --         47.1%       --          51.0%
---------------------------------------------------------------------------------------
     2007         --           --         --         47.1%       --          51.0%
---------------------------------------------------------------------------------------
     2008          2          $14.08    23.3%        70.4%       22.9%       74.0%
---------------------------------------------------------------------------------------
     2009         --           --         --         70.4%       --          74.0%
---------------------------------------------------------------------------------------
     2010         --           --         --         70.4%       --          74.0%
---------------------------------------------------------------------------------------
 2011 & Beyond     3          $12.54    29.6%       100.0%       26.0%      100.0%
---------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


           PROPERTY MANAGEMENT. The East Gate Square Property is managed by BR Management Corporation which is affiliated with the East Gate Square Borrower. BR Management also manages the five additional phases of the East Gate Square shopping center. The management agreement is subordinate and subject to the East Gate Square Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

---------------------------------------------------------------------------------------------------------------------
                                        LOAN NO. 6 -- YORK GALLERIA
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------     ----------------------------------------------------------
                LOAN INFORMATION                                              PROPERTY INFORMATION
------------------------------------------------------     ----------------------------------------------------------
ORIGINAL           $26,000,000                             SINGLE           Single
BALANCE(1):                                                ASSET/PORTFOLIO: Asset

CUT-OFF DATE       $25,845,466                             PROPERTY TYPE:   Retail
BALANCE:

FIRST PAYMENT      1/01/2001                               PROPERTY         Anchored
DATE:                                                      SUB-TYPE:

INTEREST RATE:     8.340%                                  LOCATION:        York, PA

AMORTIZATION:      360 months                              YEAR             1989/1992
                                                           BUILT/RENOVATED:

ARD:               NAP                                     OCCUPANCY(4):    93.7%

HYPERAMORTIZATION: NAP                                     SQUARE FOOTAGE:  487,352

MATURITY DATE:     12/01/2010                              THE COLLATERAL:  Two-story enclosed regional shopping mall

EXPECTED MATURITY  $23,465,849                             OWNERSHIP        Fee simple
BALANCE:                                                   INTEREST:

SPONSOR(S):        CBL & Associates
                   Limited Partnership

INTEREST           Actual/360                              MAJOR TENANTS    % NRSF  RENT     LEASE
CALCULATION:                                                                         PSF   EXPIRATION

CALL PROTECTION:   Defeasance permitted anytime after      Sears             29.4   $3.49  11/03/2004
                   the second anniversary of date of
                   securitization of the TOP4 Note (for    JC Penney         23.0   $2.25  10/31/2009
                   both the TOP3 Note and TOP4 Note).
                   Prepayment prohibited except during     PROPERTY         CBL & Associates
                   the last 3 months of the loan term      MANAGEMENT:      Management, Inc.
                   and permitted only if both the TOP3
                   Note and TOP4 Note are prepaid in
                   full.

LOAN PER SF:       $106.06                                 U/W NET OP.      $6,347,148
                                                           INCOME(5):

UP-FRONT           Insurance:   $9,015                     U/W NET CASH     $5,948,555
RESERVES(2):                                               FLOW:

                   RE Tax:      $221,683                   APPRAISED        $71,300,000
                                                           VALUE(5):

                   Occupancy:   $127,477                   CUT-OFF DATE     72.5%
                                                           LTV(5):

ONGOING            Insurance:   $9,015/month               MATURITY DATE    65.8%
RESERVES(2):                                               LTV(5):

                   RE Tax:      $43,526/month              DSCR:            1.26x
                   Cap Ex:      $13,808/month

LOCKBOX(3):        Soft

------------------------------------------------------     ----------------------------------------------------------

(1) At Loan closing, a Promissory Note Secured by Deed of Trust in the amount of $52,000,000 was delivered by Borrower, which was subsequently amended by a First Amendment to Promissory Note Secured by Deed of Trust by and between Lender and Borrower (as amended, the "Original Note"). Lender and Borrower subsequently entered into documentation to split the Original Note into: (a) a certain Amended and Restated Promissory Note in the amount of $26,000,000 ("TOP3 Note"); and (b) a certain Amended and Restated Promissory Note in the amount of $26,000,000 ("TOP4 Note" and together with the TOP3 Note, the "Existing Notes"). Certain key loan statistics have been presented based on an original whole loan basis including, Loan per SF, Reserves, LTV's (both at Cut-off and Maturity) and DSCR.

(2) Borrower has the right to substitute letters of credit in the amount of $630,483 and $497,097 (or such higher amount as Lender determines is sufficient for specified periods of time) in lieu of depositing the Up-front and Ongoing RE Tax & Insurance escrows and the Up-front and Ongoing Cap Ex escrows, respectively. In neither case will the Borrower be required to post both the cash and the letter of credit. A letter of credit of $127,477 has been provided by the Borrower to cover four months of rent for signed leases where the tenant had yet to fully occupy the space. The letter of credit shall be released upon proof of occupancy and rent payment. The foregoing amounts are totals for both of the Existing Notes collectively. Borrower is not required to deposit such amounts under each of the TOP3 Note and TOP4 Note separately.

(3) A soft lockbox is in place. Amounts received in the Lockbox by the Lockbox Servicer are deposited daily into the Lockbox Clearing Account with Wells Fargo Bank, N.A. The Lockbox shall remain soft unless one or more of the following conditions triggers a hard lockbox: (1) default, (2) DSCR below 1.15x or (3) occupancy requirements (for anchor space).

(4) Occupancy is based on the rent roll dated March 31, 2001, as well as recently executed leases and reconciliation with the property management.

(5) Income and Value figures are reflective of the entire property, regardless of the multiple Note structure, because the TOP3 Note and TOP4 Note are pari passu. Therefore, LTV and DSC ratios are calculated on the combined cutoff balance of both Notes.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

THE YORK GALLERIA LOAN

           THE LOAN. The sixth largest loan (the "York Galleria Loan") is currently evidenced by the Existing Notes (as defined in footnote 1 above) and is secured by one Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) (the "York Galleria Mortgage"), on the underlying land and building (One York Galleria) comprising 487,352 of net rentable square feet located in York, Pennsylvania (the "Property"). The Loan was originated by Wells Fargo on November 9, 2000, and modified as of January 13, 2001 to, among other things, adjust the timing of transfers by Lender of amounts in the Lockbox Clearing Account into the Operating Account, and the Loan was further modified in connection with the execution of the Existing Notes. The documentation splitting the Original Note modified the mechanics of withdrawals from the Lockbox Clearing Account to further adjust the timing of transfers from the Lockbox Clearing Account and to allow the Borrower to make, or direct Lender to make, transfers of amounts from the Lockbox Clearing Account, so long as the soft lockbox conditions are satisfied. In addition, the documentation splitting the Original Note includes a Mortgage Modification Agreement modifying the York Galleria Mortgage (and the separate Assignment of Rents and Leases executed in connection therewith) to acknowledge and reflect the splitting of the Original Note. In addition, the TOP3 Note holder and the TOP4 Note holder entered into an Intercreditor Agreement providing, in part, that the TOP3 Note holder (or its servicer(s)) will service both the TOP3 Note and TOP4 Note, that the TOP3 Note and TOP4 Note are of equal priority, and that any payments received on either the TOP3 Note and TOP4 Note will be applied on a pari passu basis in accordance with the applicable pooling and servicing agreement. (The TOP3 Note was securitized in the MSDWCI Trust 2001-TOP3 transaction, which has the same Master Servicer and Special Servicer as the current transaction).

           THE BORROWER. The Borrower consists of York Galleria Limited Partnership, a Virginia limited partnership (the "Borrower"). Borrower is owned by CBL/York, Inc. ("Corp. GP" - 1.0%), and CBL & Associates Limited Partnership (the "Operating Partnership" - 99%), whose parent company is CBL & Associates Properties, Inc. (the "REIT"). The Borrower is a special purpose entity, with an independent director.

           THE PROPERTY. The Property is comprised of one two-story anchored, enclosed regional mall containing 487,352 square feet, located at the intersection of Route 24 and US Highway 30 in York, Pennsylvania. Parking is provided by surface parking spaces with an overall ratio of 8.0 spaces per 1,000 square feet of net rentable area and 5.1 spaces per 1,000 square feet of total owned and unowned GLA (using 769,267 square feet). The Property, constructed in 1989 and renovated in 1992, is anchored by Sears, JC Penney, Bon-Ton and Boscov's.


---------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

---------------------------------------------------------------------------------------
                          WEIGHTED   % OF                                CUMULATIVE %
                           AVERAGE   TOTAL                 % OF TOTAL   OF TOTAL BASE
                # OF      BASE RENT  SQUARE     CUMULATIVE BASE RENTAL      RENTAL
                LEASES     PER SF    FEET       % OF SF     REVENUES       REVENUES
     YEAR       ROLLING    ROLLING    ROLLING    ROLLING     ROLLING       ROLLING
---------------------------------------------------------------------------------------
    Vacant        14         --         6.28%      6.28%       --             --
---------------------------------------------------------------------------------------
      MTM          2        $70.31      0.22%      6.50%       1.24%          1.24%
---------------------------------------------------------------------------------------
     2001         11        $31.05      3.00%      9.50%       7.38%          8.63%
---------------------------------------------------------------------------------------
     2002         11        $19.98      6.56%     16.06%      10.38%         19.01%
---------------------------------------------------------------------------------------
     2003          7        $25.04      2.83%     18.89%       5.62%         24.62%
---------------------------------------------------------------------------------------
     2004         14         $7.30     36.72%     55.61%      21.25%         45.88%
---------------------------------------------------------------------------------------
     2005         11        $30.31      3.48%     59.09%       8.37%         54.24%
---------------------------------------------------------------------------------------
     2006         11        $22.64      7.14%     66.23%      12.81%         67.05%
---------------------------------------------------------------------------------------
     2007          2        $30.81      0.66%     66.88%       1.60%         68.65%
---------------------------------------------------------------------------------------
     2008          8        $21.37      4.07%     70.95%       6.89%         75.54%
---------------------------------------------------------------------------------------
     2009          6         $4.65     24.48%     95.43%       9.03%         84.57%
---------------------------------------------------------------------------------------
     2010          8        $44.32      1.96%     97.39%       6.89%         91.46%
---------------------------------------------------------------------------------------
 2011 & Beyond     6        $41.33      2.61%    100.00%       8.54%        100.00%
---------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4



           PROPERTY MANAGEMENT. The Property is managed by CBL & Associates Management, Inc. CBL & Associates Management, Inc. is an affiliate of the Borrower. The management agreement is subordinate and subject to the York Galleria Square Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Subordinate indebtedness and other encumbrances are prohibited by the financing documents, except that certain equity transfers (including pledges) are permitted under the Notes subject, but not limited, to the following conditions: bankruptcy remote structure and non-consolidation opinion, rating agency confirmation, continued guaranty, and borrower payment of all related costs

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


------------------------------------------------------------------------------------------
                          LOAN NO. 7 -- 7000 MARINA BOULEVARD
------------------------------------------------------------------------------------------

------------------------------------------    --------------------------------------------
            LOAN INFORMATION                             PROPERTY INFORMATION
------------------------------------------    --------------------------------------------
ORIGINAL BALANCE:  $24,000,000                SINGLE           Single
                                              ASSET/PORTFOLIO: Asset

CUT-OFF DATE       $23,909,854                PROPERTY TYPE:   Office
BALANCE:
FIRST PAYMENT      10/01/2001                 PROPERTY         Urban
DATE:                                         SUB-TYPE:
INTEREST RATE:     6.800%                     LOCATION:        Brisbane, CA
AMORTIZATION:      240 months                 YEAR             1986/2001
                                              BUILT/RENOVATED:
ARD:               NAP                        OCCUPANCY(4):    100.0%
HYPERAMORTIZATION: NAP                        SQUARE FOOTAGE:  84,495
MATURITY DATE:     9/01/2011                  THE COLLATERAL:  One five-story Class A
                                                               office building
EXPECTED MATURITY  $16,299,359                OWNERSHIP        Fee
BALANCE:                                      INTEREST:        simple
SPONSOR(S):        T. Jack Foster III,
                   Todd Foster and Mark
                   Foster

INTEREST           Actual/360                 MAJOR TENANTS    % NRSF  RENT     LEASE
CALCULATION:                                                            PSF   EXPIRATION

CALL PROTECTION:   Defeasance permitted       Wal-Mart.com, Inc.  100   $54.60  1/31/2012
                   on any payment date
                   after 2 years from
                   the date of
                   securitization.
                   Prepayment prohibited
                   except at par without
                   premium during last 3
                   months of the loan
                   term and except for
                   casualty or
                   condemnation.

LOAN PER SF:       $282.97                    PROPERTY         Foster Enterprises
                                              MANAGEMENT:

UP-FRONT RESERVES  Letter of    $2,400,000    2001 PRO FORMA
(1):               Credit                     NET OP. INCOME:  $3,973,741

ONGOING            Cap Ex       $1,760/month  U/W NET CASH     $3,755,817
RESERVES(2):       Reserve                    FLOW:
                   TI/LC        Springing     APPRAISED VALUE: $35,500,000

LOCKBOX(3):        Springing                  CUT-OFF DATE     67.4%
                   hard                       LTV:

                                              MATURITY DATE    45.9%
                                              LTV:

                                              DSCR:            1.71x
------------------------------------------    --------------------------------------------

(1) The tenant, Wal-Mart.com, Inc. ("Wal-Mart"), provided a letter of credit to the Borrower in the amount of $2,400,000 ("LOC") as security for its obligation to pay base rent under its lease. The LOC will be released if Wal-Mart Stores, Inc. ("Wal-Mart Parent") becomes the direct tenant under the lease in place of Wal-Mart. The Borrower is the beneficiary of the LOC, but the LOC is held by the Lender and any funds drawn under the LOC are deposited into a Lender-controlled account. The Borrower may make draws on the LOC pursuant to the terms of the 7000 Marina Boulevard Note.

(2) Borrower is not required to make monthly deposits for Taxes and Insurance Impounds so long as (i) no monetary Default exists and (ii) the taxes are paid directly to the appropriate governmental authority prior to delinquency and the premiums for insurance are paid when due. A monthly impound for Capital Expenditures in the amount of $1,760 commences on the first payment date on which both principal and interest under the 7000 Marina Boulevard Loan are payable and on each payment date thereafter for payment and reimbursement of Capital Expenditures until such time as the account balance reaches $50,000. If at anytime the Capital Expenditures impound balance falls below $50,000, the monthly impound of $1,760 shall resume and continue on each payment date thereafter until such time as the impound balance reaches $50,000.

     Impounds for a TI/LC Reserve will commence upon the 9th anniversary date of the 7000 Marine Boulevard Note, pursuant to the terms of the Restricted Account Agreement (as part of the springing hard lockbox described below). All excess cash flow will be deposited into the TI/LC Reserve until it holds $3,379,800 or $40 per square foot. The Lender reserves the right to review the Property's cash flow 18 months prior to the maturity of the 7000 Marina Boulevard Loan to determine if the $3,379,800 or $40 per square foot cash sweep will be achieved at the end of the 10th year. Otherwise, an earlier schedule for the cash flow sweep will be initiated based solely upon Lender's determination. If the Loan is not repaid at maturity, the cash flow sweep will continue as long as there is any indebtedness owed to the Lender.

(3) A springing hard lockbox will be implemented pursuant to the terms of the Restricted Account Agreement upon the earliest to occur of the following events: (1) Borrower's request for the release of casualty or condemnation proceeds, in accordance with certain scenarios contained in the 7000 Marina Mortgage, (2) the date Wal-Mart Parent's guarantee is released and not replaced by a letter of credit acceptable to Lender, or (3) the 9th anniversary date of the 7000 Marina Boulevard Note for retenanting costs.

(4)  Occupancy is based on the rent roll dated July 31, 2001.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


THE 7000 MARINA BOULEVARD LOAN

           THE LOAN. The seventh largest loan (the "7000 Marina Boulevard Loan") is evidenced by a Promissory Note Secured by Deed of Trust (the "7000 Marina Boulevard Note") and is secured by a Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (the "7000 Marina Mortgage"), on the underlying land and building comprised of 84,495 net rentable square feet and located in Brisbane, California (the "Property"). The 7000 Marina Boulevard Loan was originated by Wells Fargo on July 27, 2001.

           THE BORROWER. The Borrower is Foster/7000 Marina, LLC, a California limited liability company (the "Borrower"). Foster/7000 Marina, Inc., a newly-formed special purpose entity, owns a 1% interest in the Borrower. Foster Enterprises, a California general partnership ("Foster") owns the remaining 99% interests in the Borrower. The three principals are Jack Foster, III, Mark Foster and Todd Foster. Foster is owned by T. J. Foster, L.P. and R. H. Foster, L.P., the only general partners thereof. The Borrower is a newly-formed special purpose entity. Foster Enterprises has been active in real estate development for generations in the San Francisco Bay area, including the development of what is now Foster City on the peninsula.

           THE PROPERTY. The Property is comprised of one Class A office building consisting of five floors and a basement and containing 84,495 square feet. The Property is located in Brisbane, California, approximately 8 miles south of San Francisco's financial district. The Property is situated on numerous major highways, including I-280 and Highway 101 that connect the area to San Francisco and Santa Clara County. Major east-west corridors include Route 84, Highway 92, and Highway 380. Commuter rail service is provided by Southern Pacific and Caltran to the North and South Bay employment centers. Parking consists of 262 open spaces and 27 additional subterranean parking spaces, giving a total parking count of 289 spaces and a parking ratio of 3.42 spaces per 1,000 square feet.

           The Property is 100% leased to Wal-Mart.com, Inc. The lease is fully guaranteed by Wal-Mart Stores, Inc., which carries Aa2 and AA ratings from Moody's and S&P, respectively. There is no contractual lease expiration during the loan term.

           PROPERTY MANAGEMENT. The Property is managed by Foster Enterprises. Foster Enterprises is an affiliate of the Borrower. The management agreement is subordinate and subject to the 7000 Marina Boulevard Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


--------------------------------------------------------------------------------------
                              LOAN NO. 8 -- TYSON'S SQUARE
--------------------------------------------------------------------------------------

------------------------------------------  ------------------------------------------
            LOAN INFORMATION                           PROPERTY INFORMATION
------------------------------------------  ------------------------------------------
ORIGINAL BALANCE:  $18,200,000              SINGLE           Single Asset
                                            ASSET/PORTFOLIO:

CUT-OFF DATE       $18,157,238              PROPERTY TYPE:   Retail
BALANCE:

FIRST PAYMENT      10/01/2001               PROPERTY         Anchored
DATE:                                       SUB-TYPE:

INTEREST RATE:     6.840%                   LOCATION:        Tyson's Corner, VA

AMORTIZATION:      300 months               YEAR             1965/1993 & 1997
                                            BUILT/RENOVATED:

ARD:               NAP                      OCCUPANCY(2):    98.3%

HYPERAMORTIZATION: NAP                      SQUARE FOOTAGE:  162,978

MATURITY DATE:     9/01/2011                THE COLLATERAL:  An anchored shopping
                                                                          center

EXPECTED MATURITY  $14,523,309              OWNERSHIP        Fee simple
BALANCE:                                    INTEREST(3):

SPONSOR(S):        Thomas Green & The
                   Antonoff Family Trust
                   Partnership

INTEREST           Actual/360               MAJOR TENANTS    % NRSF  RENT     LEASE
CALCULATION:                                                          PSF   EXPIRATION

CALL PROTECTION:   47-month lockout from    Marshalls(4)      28.4   $5.50  12/31/2001
                   the date of
                   origination with U.S.    The Sports        26.0   $21.49  4/30/2005
                   Treasury defeasance      Authority
                   thereafter.
                                            Comp USA          17.7   $25.75 11/30/2004

LOAN PER SF:       $111.41
                                            PROPERTY         RELM, Inc. & National
                                            MANAGEMENT:      Real Estate Management
UP-FRONT RESERVES: None
                                            U/W NET OP.      $2,956,368
                                            INCOME:

ONGOING            RE Tax:      Springing   U/W NET CASH     $2,805,745
RESERVES(1):                                FLOW:

                   Insurance:   Springing   APPRAISED VALUE: $34,400,000

                   Cap Ex:      Springing   CUT-OFF DATE     52.8%
                                            LTV:

                                            MATURITY DATE    42.2%
                                            LTV:

LOCKBOX:           None                     DSCR:            1.84x
------------------------------------------  ------------------------------------------

(1) The borrower will not be required to make monthly escrow deposits for Taxes, Insurance and Capital Expenditures until the earlier to occur of one of the following (individually and collectively, a "Trigger Event"): (i) a Default or (ii) a failure to provide Lender evidence of payment of taxes and insurance premiums. Monthly escrow deposits for Cap Ex shall not be required so long as there is no default and the borrower adequately maintains the property in accordance with the loan documents. Assuming a Trigger Event has occurred, Tax and Insurance deposits will be due monthly as deemed necessary to pay for property taxes and insurance premiums payable by the borrower. In addition, Capital Expenditure deposits will be due monthly in an amount equal to 1/12 of $0.21 per rentable square foot of the property.

(2)  Occupancy is based on the rent roll dated June 14, 2001.

(3) The borrower holds (a) an interest in an unrecorded master lease dated April 26, 1974, in a portion of the Property, and (b) a ground lease estate pursuant to a recorded lease dated April 1, 1987. In addition, the fee simple interest in the property, which is held by individuals or entities related to the borrower, is encumbered by the mortgage.

(4) Marshall's holds a sublease estate under the master lease. Marshall's asserts that it has exercised its right to extend the sublease for an additional ten year period expiring December 31, 2011, despite the borrower's assertion that the master lease expires on December 31, 2001. This issue is currently being litigated before the Virginia Supreme Court. The borrower has covenanted that it shall take no actions to evict or otherwise dispossess Marshall's or to terminate its lease prior to the resolution of this litigation.

THE TYSON'S SQUARE LOAN

           THE LOAN. The eighth largest loan (the "Tyson's Square Loan") is evidenced by a promissory note secured by a first priority mortgage on the Tyson's Square retail center located in Tyson's Corner, Virginia (the "Tyson's Square Property"). The Tyson's Square Loan was originated on August 31, 2001 by BSFI.

           THE BORROWER. The borrower is MLK Associates, LLC, a Virginia limited liability company that owns no material assets other than the Tyson's Square Property and related interests. The borrower is wholly owned by MLK Associates



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


Limited Partnership, a Virginia limited partnership that owns no material assets other than its interest in the borrower. The borrower is managed by Grant Managers, L.L.C., which is owned and controlled by Thomas Green and Gary Antonoff. Thomas Green holds a real estate portfolio which includes 22 shopping centers consisting of approximately 2 million square feet of retail space around the country in addition to 3 mobile home parks in Sarasota, FL and approximately 1,000 apartment units in the St. Louis metropolitan area. Mr. Green has a reported net worth in excess of $61 million. Gary Antonoff has a history of development experience, specializing in mobile home parks. Mr. Antonoff has developed more than 1,325 mobile home units and owns a manufactured home dealership.

           THE PROPERTY. The Tyson's Square Property consists of a 162,978 square foot shopping center located along Leesburg Pike in Tyson's Corner, Virginia, a large retail and office corridor approximately 15 minutes from Washington D.C. The Tyson's Square property is anchored by four tenants that represent approximately 84.5% of the total square footage. The anchor tenants include a 46,353 square foot Marshall's, a 42,350 square foot The Sports Authority, a 28,900 square foot CompUSA and a 20,150 square foot Border's Books. Tyson's Corner is essentially 100% built-out so that there is very little opportunity for new development.


---------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

---------------------------------------------------------------------------------------
                                        % OF                 % OF TOTAL  CUMULATIVE %
               # OF                     TOTAL                   BASE       OF TOTAL
     YEAR      LEASES    AVERAGE BASE   SQUARE   CUMULATIVE    RENTAL       RENTAL
               ROLLING   RENT PER SF    FEET       % OF SF    REVENUES     REVENUES
                           ROLLING      ROLLING    ROLLING     ROLLING      ROLLING
---------------------------------------------------------------------------------------
    Vacant        2         $20.00        3.04%      3.04%       2.86%        2.86%
---------------------------------------------------------------------------------------
     2001         1         $11.25        1.69%      4.73%       0.90%        3.76%
---------------------------------------------------------------------------------------
     2002         7         $34.77        21.10%    25.83%      34.52%       38.28%
---------------------------------------------------------------------------------------
     2003         2         $39.69        1.86%     27.69%       3.45%       41.73%
---------------------------------------------------------------------------------------
     2004         1         $25.75        16.90%    44.59%      20.54%       62.27%
---------------------------------------------------------------------------------------
     2005         2         $35.09        26.40%    70.99%      27.98%       90.25%
---------------------------------------------------------------------------------------
     2006        --           --          --        70.99%       --          90.25%
---------------------------------------------------------------------------------------
     2007         1         $32.00        1.80%     72.79%       2.71%       92.96%
---------------------------------------------------------------------------------------
     2008        --           --          --        72.79%       --          92.96%
---------------------------------------------------------------------------------------
     2009        --           --          --        72.79%       --          92.96%
---------------------------------------------------------------------------------------
2010 & Beyond     1          $5.50        27.21%    100.00%      7.04%      100.00%
---------------------------------------------------------------------------------------

           PROPERTY MANAGEMENT. The Tyson's Square Property is managed by both RELM, Inc. and National Real Estate Management. National Real Estate Management is affiliated with the Tyson's Square Borrower. National Real Estate Management was founded in the early 1960's by Thomas Green (a principal in the Tyson's Square Borrower and one of the general partners of MLK Associates, LP) and currently owns and manages approximately 3 million square feet of commercial retail real estate properties. The management agreement is subordinate and subject to the Tyson's Square Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


--------------------------------------------------------------------------------------
                           LOAN NO. 9 -- METALDYNE PORTFOLIO
--------------------------------------------------------------------------------------

------------------------------------------  ------------------------------------------
            LOAN INFORMATION                           PROPERTY INFORMATION
------------------------------------------  ------------------------------------------
ORIGINAL           $16,700,000              SINGLE           Portfolio
BALANCE(1):                                 ASSET/PORTFOLIO: of 5 assets

CUT-OFF DATE       $16,663,795              PROPERTY TYPE:   Industrial
BALANCE:

FIRST PAYMENT      8/01/2001                PROPERTY         Light Industrial and
DATE(2):           (10/01/2001 in the       SUB-TYPE:        Heavy Industrial
                   case of the Niles,
                   IL property)

INTEREST RATE:     7.480%                   LOCATION:        Solon, OH
                                                             Niles, IL
                                                             Rome, GA
                                                             Twinsburg, OH
                                                             Plymouth, MI

AMORTIZATION(2):   360 months (358
                   months in the case
                   of the Niles, IL
                   property)

ARD:               NAP                      YEAR             Solon, OH:  1970/1995
                                            BUILT/RENOVATED: Niles, IL:  1952/1987
                                                             Rome, GA:  1972/1978
                                                             Twinsburg, OH:  1991/1998
                                                             Plymouth, MI:  1995/NAP

HYPERAMORTIZATION: NAP

MATURITY DATE:     7/01/2011

EXPECTED MATURITY  $14,766,440              OCCUPANCY(5):    100.0%
BALANCE:

SPONSOR(S):        W.P. Carey & Co.,        SQUARE FOOTAGE:  Solon, OH:  67,000
                   LLC                                       Niles, IL:  125,880
                                                             Rome, GA:  117,000
INTEREST           Actual/360                                Twinsburg, OH:  156,000
CALCULATION:                                                 Plymouth, MI:  68,121

CALL PROTECTION:   Lockout until the
                   earlier of 4 years
                   after loan
                   origination or 2
                   years after the REMIC
                   startup date, with
                   U.S. Treasury            THE COLLATERAL:  5 single-tenant
                   defeasance                                industrial buildings
                   thereafter.(3)

LOAN PER SF:       $31.21 on a portfolio    OWNERSHIP        Fee simple
                   aggregate basis          INTEREST:

UP-FRONT            Cap Ex:   $1,000,000    MAJOR TENANTS    %     RENT       LEASE
RESERVES(4):                                                 NRSF  PSF      EXPIRATION

                                            Metaldyne         100   $5.84    7/31/2021
                                            Machining and
                                            Assembly
                                            Company, Inc.

ONGOING RESERVES:  None

                                            PROPERTY         Dyne (DE) LP
                                            MANAGEMENT:

LOCKBOX:            None                    U/W NET OP.      $2,428,990
                                            INCOME(6):

                                            U/W NET CASH     $2,180,632
                                            FLOW(6):

                                            APPRAISED        $24,885,000
                                            VALUE(6):

                                            CUT-OFF DATE     67.0%
                                            LTV(6):

                                            MATURITY DATE    59.3%
                                            LTV(6):

                                            DSCR(6):         1.56x
------------------------------------------  ------------------------------------------

(1)  This balance reflects a Note Modification Agreement dated September 1,
     2001.

(2) Shortly after origination, the note was revised to include the Niles, IL property as collateral; thus, the First Payment Date and Amortization differs slightly with respect to the Niles, IL property.

(3)  Also see the discussion of "Release of Parcels" on the following page.

(4) The borrower deposited a $1,000,000 letter of credit (unallocated among the properties in the Metaldyne Portfolio) for roof, HVAC and parking lot repairs.

(5)  Based on a master lease for all properties dated August 16, 2001.

(6)  Calculated on an aggregate basis for the portfolio.


THE METALDYNE PORTFOLIO LOAN

           THE LOAN. The ninth largest loan (the "Metaldyne Portfolio Loan") is evidenced by a Promissory Note (the "Metaldyne Portfolio Note") in the revised principal amount of $16,700,000 and is secured by first priority Mortgage and


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


Security Agreements (collectively, the "Metaldyne Portfolio Mortgage") encumbering 5 industrial buildings, aggregating 534,001 square feet, and the underlying land located in Solon, Ohio; Niles, Illinois; Rome, Georgia; Twinsburg, Ohio; and Plymouth, Michigan (collectively, the "Metaldyne Portfolio Property"). The Metaldyne Portfolio Loan encumbers the fee interest in the Metaldyne Portfolio Property. The Metaldyne Portfolio Loan was originated on June 29, 2001 by or on behalf of MSDWMC.

           THE BORROWER. The borrower is Dyne (DE) LP, a Delaware limited partnership (the "Metaldyne Portfolio Borrower") that owns no material assets other than the Metaldyne Portfolio Property and related interests. The general partner of the borrower is Metal (DE) QRS 14-67, Inc. The sponsor of the project is W.P. Carey & Co., LLC, a real estate investment trust.

           THE PROPERTY. Each property in the Metaldyne Portfolio Property is 100% leased under a master lease to Metaldyne Machining and Assembly Company, Inc., an industrial manufacturer of metal-formed and precision-engineered component and modular systems and other industrial products. The tenant is majority owned by Heartland Industrial Partners, a private equity investment firm.

           The Metaldyne Portfolio Property located in Solon, Ohio was constructed in 1970 and renovated in 1995. Solon is a southeastern suburb of Cleveland. This property consists of a two-story steel framed building containing 67,000 net square feet, dedicated to warehouse, manufacturing and office use (24% office). The site is 5 acres and includes 165 parking spaces.

           The Metaldyne Portfolio Property located in Niles, Illinois was constructed in 1952 and renovated in 1987. Niles is a north Cook County suburb of Chicago. This property consists of a one-story steel and brick building containing 125,880 net square feet, dedicated to manufacturing and office use (10% office). The site is 3.8 acres and includes 106 parking spaces. This property is occupied by the Global Metal Technologies subsidiary of Metaldyne Machinery and Assembly Company, Inc.

           The Metaldyne Portfolio Property located in Rome, Georgia was constructed in 1972 and renovated and expanded in 1978. Rome is a rural area approximately 50 miles northwest of Atlanta. This property consists of a two-story steel and concrete building containing 117,000 net square feet, dedicated to warehouse, manufacturing and office use (8% office). The site is
11.9 acres and includes 158 parking spaces.

           The Metaldyne Portfolio Property located in Twinsburg, Ohio was constructed in 1991 and renovated in 1998. Twinsburg is a southeastern suburb of Cleveland. This property consists of a one-story steel and concrete building containing 156,000 net square feet, dedicated to manufacturing and office use (6% office). The site is 19.9 acres and includes 165 parking spaces.

           The Metaldyne Portfolio Property located in Plymouth, Michigan was constructed in 1995. Plymouth is a suburb approximately 15 miles west of Detroit. This property consists of a one-story steel and brick building containing 68,121 net square feet, dedicated to research and development and office use (56% office). The site is 5.5 acres and includes 181 parking spaces. This property is used as the headquarters of Metaldyne Machinery and Assembly Company, Inc.

           PROPERTY MANAGEMENT. The Metaldyne Portfolio Property is managed by an affiliate of the Metaldyne Portfolio Borrower. The management agreement is subordinate and subject to the Metaldyne Portfolio Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. From and after the earlier of four years after loan origination or two years after the REMIC startup date, individual properties securing the Metaldyne Portfolio Loan may be released pursuant to a partial defeasance structure, subject to rating agency confirmation. For any release, the Metaldyne Portfolio Borrower must split the promissory note into two separate notes, one for the remaining Metaldyne Portfolio Property and one for the property to be defeased, in an amount equal to 125% of the allocated loan amount for the relevant Metaldyne Portfolio Property. The debt service coverage ratio for the remaining Metaldyne Portfolio Property must be the greater of (a) 1.53x and (b) the debt service coverage ratio of all individual properties prior to the release.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4

-------------------------------------------------------------------------------------------------
                       LOAN NO. 10 -- PACIFIC GULF COMMERCE PARK
-------------------------------------------------------------------------------------------------

-----------------------------------------    ----------------------------------------------------
           LOAN INFORMATION                            PROPERTY INFORMATION
-----------------------------------------    ----------------------------------------------------
ORIGINAL BALANCE:  $16,700,000               SINGLE           Single
                                             ASSET/PORTFOLIO: Asset

CUT-OFF DATE       $16,649,830               PROPERTY TYPE:   Industrial
BALANCE:
FIRST PAYMENT      9/01/2001                 PROPERTY         Flex
DATE:                                        SUB-TYPE:        Industrial

INTEREST RATE:     7.53%                     LOCATION:        Sunnyvale, CA
AMORTIZATION:      300 months                YEAR             1972

                                             BUILT/RENOVATED:
ARD:               NAP                       OCCUPANCY(2):    97.9%

HYPERAMORTIZATION: NAP                       SQUARE FOOTAGE:  129,513

MATURITY DATE:     8/01/2011                 THE COLLATERAL:  5 multi-tenant industrial buildings

EXPECTED MATURITY  $13,610,788               OWNERSHIP        Fee
BALANCE:                                     INTEREST:        simple

SPONSOR(S):        David Dollinger and
                   Michael Dollinger

INTEREST           Actual/360                MAJOR TENANTS     %      RENT      LEASE
CALCULATION:                                                   NRSF   PSF     EXPIRATION

CALL PROTECTION:   Lockout until the         Modified Polymer  8.3    $33.39  7/31/2003
                   later of 3 years          Components
                   after loan
                   origination or 2          Recif             4.1    $32.04  7/31/2003
                   years after the REMIC
                   startup date, with        Informed          4.1    $40.50  2/28/2003
                   U.S. Treasury             Diagnostics
                   defeasance thereafter.

LOAN PER SF:       $128.56                   PROPERTY
                                             MANAGEMENT:      Franciscan Builders, Inc.

UP-FRONT RESERVES: RE Tax:      $73,025      U/W NET OP.
                                             INCOME:          $2,517,945

ONGOING                                      U/W NET CASH
RESERVES(1):        CapEx: $5,588/month      FLOW:            $2,352,242

                    RE Tax: $14,605/month    APPRAISED VALUE: $23,900,000

                    Insurance: Springing     CUT-OFF DATE
                                             LTV:             69.7%

LOCKBOX:            None                     MATURITY DATE    56.9%
                                             LTV:

                                             DSCR:            1.58x
-----------------------------------------    ----------------------------------------------------

(1) Monthly collection of $5,588 includes $3,429 for short term capital expenditures to be collected for the first 36 months and $2,159 for on-going capital expenditures to be collected over the life of the loan.

(2)  Based on rent roll dated June 25, 2001 and review of the leases.


THE PACIFIC GULF COMMERCE PARK LOAN

           THE LOAN. The tenth largest loan (the "Pacific Gulf Loan") is evidenced by a Promissory Note in the principal amount of $16,700,000 and is secured by a first priority Deed of Trust encumbering 5 industrial buildings, aggregating 129,513 square feet of net rentable area, and the underlying land located in Sunnyvale, California (collectively the "Pacific Gulf Property"). The Pacific Gulf Loan encumbers the fee interest in the Pacific Gulf Property. The Pacific Gulf Loan was originated on July 9, 2001 by or on behalf of Wells Fargo.

           THE BORROWER. The borrower is Duane Ventures, LLC, a California limited liability company (the "Pacific Gulf Borrower") that owns no material assets other than the Pacific Gulf Property and related interests. The managing member is D & M Ventures, LP, whose general partner is the Dollinger Living Trust with a 12.2% equity interest. The sponsors of the project are David B. Dollinger and Michael I. Dollinger. The Dollinger family has been in the commercial real estate business for over 50 years, and they currently own approximately 1.6 million square feet of retail, flex industrial and office properties.

           THE PROPERTY. The Pacific Gulf Property is located at 1030-1095 East Duane Avenue in Sunnyvale, Santa Clara County, CA. It is located in the Pacific Gulf Commerce Park, a five building, multi-tenant industrial complex at the junction of East Duane Avenue and Lawrence Expressway in Sunnyvale. The subject



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $819,033,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP4


property is developed for professional office and industrial/office with street addresses of 1030, 1031, 1050, 1080 and 1095 East Duane Avenue, respectively. The improvement consists of four single-story, concrete tilt-up, multi-tenant, light industrial buildings, and one, two-story Class "B", multi-tenant office building. The buildings were constructed in 1972 and contain a total 129,513 square feet of net rentable area on 7.37 acres. The four industrial buildings contain a total of 108,520 square feet, while the office building contains a total of 20,993 square feet. The five buildings contain 58 units leased to 37 companies or tenants at an average contract rent of $26.05 per square foot. The industrial space is 100% occupied, while the office space is approximately 97% occupied. The combined occupancy rate is approximately 97.9%. Vehicular access to the Pacific Gulf Property is provided from two locations along East Duane Avenue from the south and two additional locations from Duane Court on the north. The neighborhood is predominantly zoned industrial. It is nearly 100% built-out with light manufacturing buildings and one and two-story, office/research and development buildings. Most of the development in the immediate area was built from the 1960s to the 1980s and is in average to good condition.


   ----------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

  -----------------------------------------------------------------------------
                         AVERAGE    % OF      CUMULATIVE  % OF TOTAL  CUMULATIVE
              # OF       BASE RENT  TOTAL     % OF SF     BASE        % OF TOTAL
     YEAR     LEASES     PER SF     SQUARE    ROLLING     RENTAL      RENTAL
              ROLLING    ROLLING    FEET                  REVENUES    REVENUES
                                    ROLLING               ROLLING     ROLLING
  -----------------------------------------------------------------------------
    Vacant       4        $31.03     2.13%     2.13%       2.53%       2.53%
  -----------------------------------------------------------------------------
      MTM        1        $21.75     2.47%     4.60%       2.06%       4.60%
  -----------------------------------------------------------------------------
     2001        9        $20.09    10.85%    15.44%       8.37%      12.96%
  -----------------------------------------------------------------------------
     2002       14        $19.89    28.05%    43.50%      21.43%      34.39%
  -----------------------------------------------------------------------------
     2003       26        $31.31    49.81%    93.30%      59.87%      94.26%
  -----------------------------------------------------------------------------
     2004        3        $24.83     3.14%    96.45%       3.00%      97.26%
  -----------------------------------------------------------------------------
     2005       --         --        --       96.45%       --         97.26%
  -----------------------------------------------------------------------------
     2006        2        $20.10     3.55%   100.00%       2.74%     100.00%
  -----------------------------------------------------------------------------
     2007       --         --        --      100.00%       --        100.00%
  -----------------------------------------------------------------------------
     2008       --         --        --      100.00%       --        100.00%
  -----------------------------------------------------------------------------
     2009       --         --        --      100.00%       --        100.00%
  -----------------------------------------------------------------------------
    2010 &      --         --        --      100.00%       --        100.00%
    Beyond
  -----------------------------------------------------------------------------

           PROPERTY MANAGEMENT. The property is managed by Franciscan Builders, Inc. The management agreement is subordinate and subject to the Pacific Gulf Loan.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.

           RELEASE OF PARCELS. Not allowed.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated October __, 2001 and accompanying Prospectus dated April 23, 2001 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2001-TOP4 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.

APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


MORTGAGE  MORTGAGE
LOAN NO.  LOAN SELLER(1)  PROPERTY NAME(2)                                    STREET ADDRESS
--------  --------------  ----------------                                    --------------
 1        MSDWMC          1350 Avenue of the Americas                         1350 Avenue of the Americas
 2        PCF             Morris Corporate Center IV-Phase I                  399 Interpace Parkway
 3        JHREF           155 Federal Street and 10 High Street               155 Federal Street & 10 High Street
 4        MSDWMC          Bridgewater Promenade                               Route 28 & I-287
 5        BSFI            East Gate Square - Phase I                          1006-1260 Nixon Drive
 6        WFB             York Galleria                                       One York Galleria
 7        WFB             7000 Marina Boulevard                               7000 Marina Boulevard
 8        BSFI            Tyson's Square                                      8351-59 Leesburg Pike
 9        MSDWMC          Metaldyne Portfolio - Plymouth (I)                  47603 Halyard Drive
10        MSDWMC          Metaldyne Portfolio - Twinsburg (I)                 8001 Bavaria Road
11        MSDWMC          Metaldyne Portfolio - Niles (I)                     6119 Howard Street
12        MSDWMC          Metaldyne Portfolio - Rome (I)                      29 Westside Industrial Blvd.
13        MSDWMC          Metaldyne Portfolio - Solon (I)                     29125 Hall Street
14        WFB             Pacific Gulf Commerce Park                          1030-1095 East Duane Avenue
15        BSFI            Sands Lake Corners Shopping Center (A)              8205 John Young Parkway
16        BSFI            Petsmart Portfolio - Chattanooga (II) (A)           2130 Gunbarrel Road
17        BSFI            Petsmart Portfolio - Fredericksburg (II) (A)        1421 Carl D. Silver Parkway
18        BSFI            Petsmart Portfolio - Daytona Beach (II) (A)         1900 West International Parkway
19        PCF             The Crossing at Stonegate                           16931-17051 Lincoln Avenue
20        BSFI            Randall Square Shopping Center                      1460-1596 South Randall Road
21        MSDWMC          Feather Down Shopping Center                        1258-1290 Stabler Lane
22        BSFI            Pine Center (III)                                   11279 Perry Highway
23        BSFI            Cranberry Shoppes (III)                             20215 Route 19 North
24        BSFI            Gigliotti Plaza (III)                               20120 Route 19 North
25        MSDWMC          Pathmark-Castle Center                              1716 Eastchester Road
26        JHREF           Mad River Apartments                                7477 Shady Water Lane
27        WFB             Dunn-Edwards - San Jose (IV)                        690 N. Winchester Blvd.
28        WFB             Dunn-Edwards - Scottsdale (IV)                      8686 E. Frank Lloyd Wright Blvd.
29        WFB             Dunn-Edwards - Tropicana (IV)                       4300 E. Tropicana Avenue
30        WFB             Dunn-Edwards - Lawndale (IV)                        15300 Hawthorne Blvd.
31        WFB             Dunn-Edwards - Oxnard (IV)                          685 Ventura Blvd.
32        WFB             Dunn-Edwards - Cotati (IV)                          407 Aaron Street
33        WFB             Dunn-Edwards - Cathedral City (IV)                  68955 Perez Road
34        WFB             Dunn-Edwards - Colton (IV)                          1211 E. Washington Street
35        WFB             Dunn-Edwards - Albuquerque (IV)                     225 Menaul Blvd.
36        PCF             Pinellas Business Center                            10901-11001 Roosevelt Boulevard North
37        MSDWMC          Greenspring Shopping Center                         2801 Smith Avenue
38        PCF             Green Plaza Apartments                              3601 Green Hollow Drive
39        PCF             1735 Lundy Avenue                                   1735 Lundy Avenue
40        PCF             Bristol Square Apartments                           2336 Douglas Street
41        MSDWMC          Powder Mill Square                                  3826 Kennett Pike
42        PCF             Market at Wolf Creek                                SWC of Highway 64 (Stage Road) and Germantown Pkwy
43        WFB             Campus Commons Retirement Apts                      22 Cadillac Drive
44        JHREF           Chatwell Club Apartments                            9174 Chatwell Drive
45        PCF             Northridge Shopping Center                          10141-10235 Reseda Boulevard & 18506-18540
                                                                                Devonshire Street
46        BSFI            XV Beacon                                           15 Beacon Street
47        JHREF           Prospect Plaza                                      245 Prospect Avenue
48        WFB             Burnt Mill Business Park                            3114 Randall Parkway
49        PCF             The Atrium Office Building                          1225 Weisgarber Road
50        PCF             Highland Forest Apartments                          4719 Central Drive
51        PCF             The Center at Clear Lake                            1000-1010 Bay Area Blvd & 16801-16935 El Camino Real
52        PCF             North Mountain Village                              3401-3431 West Thunderbird Road
53        BSFI            Veteran Plaza Apartments                            512 Veteran Avenue
54        MSDWMC          Amboy: Macy's - Carlsbad, CA                        2559 El Camino Real
55        JHREF           Highland House Villas                               2900-3091 Highland House Villas Court
56        WFB             Pleasant Valley Mobile Home Park                    3800 S. Decatur Road
57        JHREF           Columbus Estates                                    3201 Columbus Street
58        JHREF           Valley Square Shopping Center                       724 West Main Street
59        MSDWMC          Roselle Shopping Center                             551-587,  564-586 Raritan Road
60        PCF             Georgetown Square Shopping Center                   4498 Chamblee Dunwoody Road
61        MSDWMC          Parkway Business Center                             2875-3143 West Parkway Blvd
62        JHREF           Carlyle Plaza                                       652 Carlyle Avenue
63        JHREF           North Scottsdale Gateway                            17025 North Scottsdale Road
64        JHREF           Mariposa Apartments                                 1107 Second Avenue
65        JHREF           Bridgewood Apartments                               25962 Telegraph Road
66        JHREF           Deerwood Office Park II                             111 Deerwood Place
67        BSFI            Willoughby Tower                                    8 South Michigan Avenue
68        MSDWMC          Ganttown Plaza                                      5200 Route 42
69        JHREF           Ralph's Supermarket                                 5241 Warner Avenue
70        BSFI            850 W. Jackson Street                               850 West Jackson Street
71        MSDWMC          153 Cordaville Road Office Building                 153 Cordaville Road
72        WFB             Laguna Hills Business Park                          23011 Moulton Parkway
73        MSDWMC          2637 Marine Way                                     2637 Marine Way
74        JHREF           Cabrillo Park                                       1710-1730 East 17th Street
75        MSDWMC          Cook Office Centre                                  41555 Cook Street
76        WFB             Moen Building                                       4335 Arcata Way
77        WFB             TMI Products Building                               1493 Bentley Drive
78        PCF             Forest Village Shopping Center                      777 Southwest Capital Circle
79        JHREF           Red Rock Center                                     2055-2115 Montiel Road
80        PCF             Indian Canyon Apartments                            1320 Westcliff Drive
81        PCF             Hope Mills Crossing                                 3333 North Main Street
82        WFB             Best Buy - Erie                                     6650 Peach Street
83        PCF             38 Forge Park Drive                                 38 Forge Park Drive
84        PCF             North County Festival Shopping Center               10803-65 W. Florissant Avenue
85        WFB             Butte Community Employment Center                   78 Table Mountain Blvd.
86        WFB             Lowes - Vacaville                                   1751 East Monte Vista Avenue
87        PCF             500 State Road (B)                                  500 State Road
88        PCF             455 Dunks Ferry Road (B)                            455 Dunks Ferry Road
89        MSDWMC          Travis Portfolio - 8300 Pat Booker Road (C)         8300 Pat Booker Road
90        MSDWMC          Travis Portfolio - 10103 Wurzbach Road (C)          10103 Wurzbach Road
91        MSDWMC          Travis Portfolio - 2001 West Adams Avenue (C)       2001 West Adams Avenue
92        MSDWMC          Travis Portfolio - 201 West Napa Street (C)         201 West Napa Street
93        WFB             Golf Terrace Apartments                             2045 East Bay Dr
94        WFB             Moffett Boulevard                                   100 Moffett Boulevard
95        PCF             Best Buy                                            15401 East Indiana Avenue
96        WFB             Imperial Village Apartments                         9790 Hamlin Blvd.
97        PCF             BelAir Village                                      363 Bel Air Road
98        JHREF           Kaiser #1 Warehouse                                 6675 Amberton Drive
99        JHREF           Willow Creek Apartments                             303-313 Judy Lane
100       PCF             Ivystone Apartments - Phase I                       1150 Volvo Parkway
101       WFB             Colonial Square Shopping Center                     5101 Ming Avenue
102       PCF             Publix at Lake Forest                               5220 S.R. 46
103       JHREF           Hawaiian Gardens Square Shopping Center             12515-12573 Carson Street
104       BSFI            Mimi's Plaza                                        13911, 13931 & 13951 Carroll Way
105       WFB             Office Depot - Alhambra                             1200 W. Valley Blvd.
106       JHREF           Palos Verdes Rancho Mobile Home Park                26200 Frampton Avenue
107       JHREF           The Gap Building                                    3216 North Broadway Street
108       PCF             Airborne Express                                    50 Lackawanna Avenue
109       PCF             Stratford Park Apartments                           5 Sterling Ridge Drive
110       BSFI            Prospect Office                                     17592 17th Street
111       PCF             Martin Industrial                                   Lafayette Place and 46th Avenue
112       WFB             Lo Garto Apartments                                 257 Milwaukee Avenue
113       BSFI            Island Palm Shoppes                                 16055 Emerald Coast Parkway
114       WFB             Office Depot - Folsom                               875 E. Bidwell Street
115       PCF             Goshen Village                                      3722 Old Savannah Highway
116       JHREF           Olive Mill Plaza                                    1230 and 1236 Coast Village Circle and 1235
                                                                                Coast Village Road
117       BSFI            Peckman River Industrial Plaza                      216-218-220 Little Falls Rd.
118       BSFI            Hadley Industrial Plaza                             3001-3005 Hadley Rd.
119       PCF             Wedgewood Place Apartments                          10303-13 Hanson Boulevard
120       WFB             Plymouth Court                                      12805 State Highway 55
121       WFB             Baseline Business Center                            9320-9360 Baseline Road
122       MSDWMC          Pelican Portfolio - 3955 Phelan Boulevard (D)       3955 Phelan Boulevard
123       MSDWMC          Pelican Portfolio - 1181 South University Drive (D) 1181 South University Drive
124       WFB             Franciscan Business Park                            3030-3090 Lawrence Expwy / 3639-3693 Enochs St.
125       BSFI            5301 Spring Valley                                  5301 Spring Valley Road
126       WFB             Washington Courthouse Apartments                    11 Residence Drive
127       MSDWMC          Herford Portfolio - 4481 Lake Worth Road (E)        4481 Lake Worth Rd.
128       MSDWMC          Herford Portfolio - 5940 Beach Boulevard (E)        5940 Beach Boulevard
129       WFB             Columbine Knolls Village                            8156 and 8176 S. Wadsworth Blvd.
130       MSDWMC          Razor Portfolio - 111 North Plano Road (F)          111 North Plano Road
131       MSDWMC          Razor Portfolio - 2828 Motely Drive (F)             2828 Motely Drive
132       MSDWMC          Razor Portfolio - 822 East Centerville Road (F)     822 East Centerville Road
133       MSDWMC          Razor Portfolio - 13101 Josey Lane (F)              13101 Josey Lane
134       JHREF           Torrey Pines Financial Center                       11232 El Camino Real
135       WFB             Broadview Business Center                           3001-4001 Towpath Trail
136       WFB             Systems Parkway Building                            10235 Systems Parkway
137       WFB             Danray Distribution Center                          4701,4709 & 4751 Distribution Court
138       WFB             Stoneybrook Apartments                              2759 N. Amidon Street
139       WFB             31 Journey                                          31 Journey
140       WFB             Wilshire Blvd.                                      9012-9016 Wilshire Blvd.
141       MSDWMC          Devon Portfolio - 8411 Dale Mabry Highway (G)       8411 Dale Mabry Highway North
142       MSDWMC          Devon Portfolio - 2200 Bell Street (G)              2200 Bell Street
143       WFB             Woodward Centre West                                7111 N. Fresno Street
144       WFB             Sunrise Business Park                               3501, 3515 and 3531 Sunrise Blvd.
145       WFB             Laurenbrook Apartment Complex                       3703 West Bullard Ave & 3739 West Bullard Ave
146       WFB             Walgreens - Norman                                  100 12th Avenue NE & Alameda Street
147       WFB             U-Move 'n Store - Corona                            1512 Circle City Drive
148       WFB             Santa Rita Plaza                                    1900 - 1988 North Main Street
149       WFB             Hubcap Building                                     1528-1548 Bonanza Street & 1508 Locust Street
150       WFB             Wheatridge Apartments                               1020 West Norway Avenue
151       WFB             McConnell Industrial                                5400-5410 McConnell Avenue
152       PCF             General Washington Drive                            5750 & 5758 General Washington Drive
153       WFB             River Bluff Apartment Homes                         306 Western Ave
154       WFB             Walgreens - Mundelein                               701 South Midlothian Road
155       WFB             Walgreens - Springfield                             2681 West Republic Road
156       MSDWMC          Sheffield Portfolio - 84 West Parrish Lane (H)      84 West Parrish Lane
157       MSDWMC          Sheffield Portfolio - 2360 Lincoln Avenue (H)       2360 Lincoln Avenue
158       WFB             Mt. Sterling Apartments                             167 Muirwood Drive
159       PCF             Shoal Crest Apartments                              3938-4010 Shoal Creek Boulevard
160       WFB             101 Vallejo Street                                  101 Vallejo Street
161       PCF             Summit Terrace Apartments                           616 Summit Avenue & 26 Dale Street S
162       WFB             Candlewood Mobile Home Park                         3295 North Nellis Blvd
163       WFB             Cindy Lane                                          6398 Cindy Lane
164       WFB             Lafayette Shopping Center                           3629-3631 Mt. Diablo Boulevard
165       WFB             North by Northeast Shoppes                          8350 - 8360 E. 96th Street
166       WFB             Glendale Shoppes                                    2122 -2138 East 62nd Street
167       WFB             Shadeland Crossing                                  7522 - 7542 North Shadeland Avenue
168       WFB             Shadow Ridge Apartments                             4040 East Fort Lowell Road


                          Totals/Weighted Averages:




MORTGAGE
LOAN NO.      CITY                  STATE      ZIP CODE   PROPERTY TYPE                 PROPERTY SUB-TYPE              UNITS/SF
--------      ----                  -----      --------   -------------                 -----------------              --------
 1            New York               NY        10019       Office                        Urban                         547,393
 2            Parsippany             NJ        7054        Office                        Suburban                      340,240
 3            Boston                 MA        2210        Office                        Urban                         284,684
 4            Bridgewater            NJ        8807        Retail                        Anchored                      233,975
 5            Mount Laurel           NJ        8054        Retail                        Anchored                      241,207
 6            York                   PA        17402       Retail                        Anchored                      487,352
 7            Brisbane               CA        94005       Office                        Urban                         84,495
 8            Tyson's Corner         VA        22182       Retail                        Anchored                      162,978
 9            Plymouth               MI        48170       Industrial                    Flex Industrial               68,121
10            Twinsburg              OH        44087       Industrial                    Heavy Industrial              156,000
11            Niles                  IL        60714       Industrial                    Heavy Industrial              125,880
12            Rome                   GA        30165       Industrial                    Light Industrial              117,000
13            Solon                  OH        44139       Industrial                    Light Industrial              67,000
14            Sunnyvale              CA        94088       Industrial                    Flex Industrial               129,513
15            Orlando                FL        32819       Retail                        Anchored                      189,721
16            Chattanooga            TN        37421       Retail                        Free Standing                 26,040
17            Fredericksburg         VA        22401       Retail                        Free Standing                 26,067
18            Daytona Beach          FL        32114       Retail                        Free Standing                 26,194
19            Parker                 CO        80134       Retail                        Anchored                      109,149
20            Geneva                 IL        60134       Retail                        Anchored                      218,697
21            Yuba City              CA        95993       Retail                        Anchored                      177,297
22            Wexford                PA        15090       Office                        Suburban                      108,713
23            Cranberry Township     PA        16066       Retail                        Shadow Anchored               31,436
24            Cranberry Township     PA        16066       Office                        Suburban                      22,027
25            New York               NY        10461       Retail                        Anchored                      63,000
26            Centerville            OH        45459       Multifamily                   Garden                        302
27            San Jose               CA        95050       Retail                        Specialty                     11,326
28            Scottsdale             AZ        85254       Retail                        Specialty                     12,760
29            Las Vegas              NV        89121       Retail                        Specialty                     16,555
30            Lawndale               CA        90260       Retail                        Specialty                     12,955
31            Oxnard                 CA        93030       Retail                        Specialty                     13,490
32            Cotati                 CA        94931       Retail                        Specialty                     12,404
33            Cathedral City         CA        92234       Retail                        Specialty                     16,862
34            Colton                 CA        92324       Retail                        Specialty                     11,002
35            Albuquerque            NM        87107       Retail                        Specialty                     8,526
36            St. Petersburg         FL        33716       Industrial                    Flex Industrial               202,847
37            Pikesville             MD        21209       Retail                        Anchored                      112,915
38            Woodbridge             NJ        8830        Multifamily                   Garden                        194
39            San Jose               CA        95131       Industrial                    Flex Industrial               103,420
40            Austin                 TX        78741       Multifamily                   Garden                        336
41            Greenville             DE        19807       Mixed Use                     Retail/Office                 58,596
42            Memphis                TN        38133       Retail                        Shadow Anchored               111,698
43            Sacramento             CA        95825       Multifamily                   Garden                        128
44            Davison                MI        48423       Multifamily                   Garden                        220
45            Northridge             CA        91324       Retail                        Anchored                      137,810
46            Boston                 MA        2108        Hospitality                   Full Service                  61
47            West Hartford          CT        6106        Retail                        Anchored                      141,280
48            Wilmington             NC        28403       Industrial                    Flex Industrial               149,303
49            Knoxville              TN        37909       Office                        Suburban                      83,183
50            Stone Mountain         GA        30083       Multifamily                   Garden                        180
51            Houston                TX        77058       Retail                        Shadow Anchored               58,642
52            Phoenix                AZ        85029       Retail                        Shadow Anchored               94,379
53            Los Angeles            CA        90024       Multifamily                   Low-Rise                      64
54            Carlsbad               CA        92008       Retail                        Anchored                      156,132
55            Arnold                 MO        63010       Multifamily                   Garden                        160
56            Las Vegas              NV        89103       Manufactured Housing          Manufactured Housing
                                                             Community                     Community                   300
57            Bakersfield            CA        93306       Health Care                   Independent Living            124
58            Lewisville             TX        75067       Retail                        Anchored                      111,168
59            Roselle                NJ        7203        Retail                        Anchored                      81,801
60            Atlanta                GA        30338       Retail                        Anchored                      127,682
61            West Valley City       UT        84119       Industrial                    Warehouse                     171,823
62            Belleville             IL        62221       Retail                        Anchored                      170,224
63            Scottsdale             AZ        85255       Retail                        Unanchored                    25,603
64            Redwood City           CA        94063       Multifamily                   High-Rise                     123
65            Brownstown             MI        48134       Multifamily                   Garden                        240
66            San Ramon              CA        94583       Office                        Suburban                      71,227
67            Chicago                IL        60603       Office                        Urban                         173,177
68            Washington Township    NJ        8012        Retail                        Anchored                      108,057
69            Huntington Beach       CA        92649       Retail                        Anchored                      46,008
70            Chicago                IL        60607       Office                        Urban                         103,483
71            Southborough           MA        1772        Office                        Suburban                      41,523
72            Laguna Hills           CA        92653       Industrial                    Light Industrial              194,120
73            Mountain View          CA        94043       Office                        Suburban                      20,813
74            Santa Ana              CA        92705       Retail                        Anchored                      73,500
75            Palm Desert            CA        92211       Office                        Suburban                      61,652
76            North Las Vegas        NV        89030       Industrial                    Warehouse                     219,068
77            Corona                 CA        92879       Industrial                    Warehouse                     129,900
78            Tallahassee            FL        32310       Retail                        Anchored                      69,726
79            San Marcos             CA        92069       Retail                        Unanchored                    73,939
80            Spokane                WA        99224       Multifamily                   Garden                        102
81            Hope Mills             NC        28348       Retail                        Anchored                      53,041
82            Summit Township        PA        16509       Retail                        Big Box                       45,000
83            Franklin               MA        2038        Industrial                    Flex Industrial               79,478
84            Ferguson               MO        63136       Retail                        Shadow Anchored               117,414
85            Oroville               CA        95965       Office                        Suburban                      85,000
86            Vacaville              CA        95688       Other                         Land                          137,242
87            Bensalem Township      PA        19020       Industrial                    Warehouse                     84,348
88            Bensalem Township      PA        19020       Industrial                    Light Industrial              80,000
89            Live Oak               TX        78233       Retail                        Anchored                      53,820
90            San Antonio            TX        78230       Retail                        Anchored                      53,820
91            Temple                 TX        76504       Retail                        Anchored                      53,820
92            Sonoma                 CA        95476       Retail                        Anchored                      27,968
93            Largo                  FL        34641       Multifamily                   Garden                        245
94            Mountain View          CA        94549       Office                        Suburban                      26,973
95            Spokane                WA        99216       Retail                        Free Standing                 46,280
96            Seminole               FL        33776       Multifamily                   Garden                        144
97            Martinez               GA        30907       Retail                        Anchored                      52,100
98            Elkridge               MD        21075       Industrial                    Warehouse                     186,610
99            Copperas Cove          TX        76522       Multifamily                   Garden                        202
100           Chesapeake             VA        23320       Multifamily                   Garden                        128
101           Bakersfield            CA        93309       Retail                        Unanchored                    41,452
102           Sanford                FL        32771       Retail                        Anchored                      53,487
103           Hawaiian Gardens       CA        90716       Retail                        Anchored                      66,500
104           Tustin                 CA        92780       Retail                        Unanchored                    30,795
105           Alhambra               CA        91803       Retail                        Big Box                       26,051
106           Harbor City            CA        90731       Manufactured Housing          Manufactured Housing
                                                             Community                     Community                   93
107           Chicago                IL        60657       Retail                        Anchored                      16,030
108           Parsippany             NJ        7054        Industrial                    Warehouse                     79,750
109           Delaware               OH        43015       Multifamily                   Garden                        80
110           Tustin                 CA        92780       Office                        Suburban                      30,597
111           Edmonston              MD        20781       Industrial                    Light Industrial              141,299
112           Dunedin                FL        33528       Multifamily                   Garden                        188
113           Destin                 FL        32548       Retail                        Shadow Anchored               29,514
114           Folsom                 CA        95630       Retail                        Big Box                       25,170
115           Augusta                GA        30906       Retail                        Anchored                      45,800
116           Santa Barbara          CA        93108       Office                        Suburban                      20,563
117           Cedar Grove            NJ        7009        Industrial                    Flex Industrial               91,338
118           South Plainfield       NJ        7080        Industrial                    Flex Industrial               90,436
119           Coon Rapids            MN        55433       Multifamily                   Garden                        58
120           Plymouth               MN        55441       Office                        Suburban                      44,747
121           Rancho Cucamonga       CA        91701       Industrial                    Flex Industrial               70,933
122           Beaumont               TX        77707       Retail                        Anchored                      53,820
123           Plantation             FL        33324       Retail                        Anchored                      53,820
124           Santa Clara            CA        95051       Industrial                    Flex Industrial               41,580
125           Dallas                 TX        75240       Office                        Suburban                      23,602
126           Washington Courthouse  OH        43160       Multifamily                   Garden                        72
127           Lake Worth             FL        33461       Retail                        Anchored                      54,000
128           Jacksonville           FL        32207       Retail                        Anchored                      54,000
129           Littleton              CO        80128       Retail                        Shadow Anchored               21,517
130           Richardson             TX        75081       Retail                        Anchored                      62,468
131           Mesquite               TX        75150       Retail                        Anchored                      53,927
132           Garland                TX        75041       Retail                        Anchored                      60,325
133           Farmers Branch         TX        75234       Retail                        Anchored                      61,230
134           San Diego              CA        92130       Office                        Suburban                      10,953
135           Broadview Heights      OH        44147       Industrial                    Warehouse                     51,733
136           Rancho Cordova         CA        95827       Industrial                    Flex Industrial               32,016
137           Orlando                FL        32822       Industrial                    Light Industrial              51,930
138           Wichita                KS        67204       Multifamily                   Garden                        100
139           Aliso Viejo            CA        92656       Office                        Suburban                      16,772
140           Beverly Hills          CA        90211       Retail                        Specialty                     18,944
141           Tampa                  FL        33614       Retail                        Anchored                      53,820
142           Amarillo               TX        79106       Retail                        Anchored                      62,779
143           Fresno                 CA        93720       Office                        Urban                         27,326
144           Rancho Cordova         CA        95742       Industrial                    Light Industrial              77,712
145           Fresno                 CA        93711       Multifamily                   Low-Rise                      74
146           Norman                 OK        73071       Retail                        Big Box                       15,120
147           Corona                 CA        92879       Self Storage                  Self Storage                  64,200
148           Salinas                CA        93906       Other                         Land                          459,558
149           Walnut Creek           CA        94596       Retail                        Unanchored                    8,935
150           Mitchell               SD        57301       Multifamily                   Low-Rise                      47
151           Los Angeles            CA        90066       Industrial                    Flex Industrial               28,964
152           Alexandria             VA        22312       Industrial                    Light Industrial              31,388
153           Fergus Falls           MN        56537       Multifamily                   Low-Rise                      30
154           Mundelein              IL        60060       Retail                        Anchored                      13,905
155           Springfield            MO        65804       Retail                        Big Box                       13,905
156           Centerville            UT        84014       Retail                        Anchored                      55,000
157           Anaheim                CA        92801       Retail                        Anchored                      22,000
158           Mt. Sterling           OH        43143       Multifamily                   Garden                        48
159           Austin                 TX        78756       Multifamily                   Garden                        22
160           San Francisco          CA        94111       Office                        Urban                         14,353
161           St. Paul               MN        55102       Multifamily                   Garden                        54
162           Las Vegas              NV        89115       Manufactured Housing          Manufactured Housing
                                                             Community                     Community                   78
163           Carpinteria            CA        93013       Office                        Suburban                      19,300
164           Lafayette              CA        94549       Retail                        Shadow Anchored               6,211
165           Fishers                IN        46038       Retail                        Shadow Anchored               10,368
166           Indianapolis           IN        46220       Retail                        Unanchored                    10,800
167           Indianapolis           IN        46250       Retail                        Shadow Anchored               9,600
168           Tucson                 AZ        85712       Multifamily                   Garden                        52



MORTGAGE   YEAR                                  PERCENT       PERCENT LEASED     SECURITY   LIEN
LOAN NO.   BUILT      YEAR RENOVATED             LEASED(3)     AS OF DATE(3)      TYPE(4)    POSITION
--------   -----      --------------             ---------     -------------      -------    --------
 1         1966              2000                 93.40%         7/1/01             Fee      First
 2         1998              NAP                 100.00%        3/31/01             Fee      First
 3         1915/1982         NAP                  93.40%         6/4/01             Fee      First
 4         1999              NAP                 100.00%        8/29/01             Fee      First
 5         1993              NAP                 100.00%         6/1/01             Fee      First
 6         1989              1992                 93.70%        3/31/01             Fee      First
 7         1986              2001                100.00%        7/31/01             Fee      First
 8         1965              1993/1997            98.30%        6/14/01             Fee      First
 9         1995              NAP                 100.00%        6/12/01             Fee      First
10         1991/1993         1998                100.00%         6/7/01             Fee      First
11         1952              1987                100.00%        6/11/01             Fee      First
12         1972              1978                100.00%        6/20/01             Fee      First
13         1970              1995                100.00%        6/20/01             Fee      First
14         1972              NAP                  97.90%        6/25/01             Fee      First
15         1999-2000         NAP                 100.00%         8/1/01             Fee      First
16         1995              NAP                 100.00%        4/27/01             Fee      First
17         1997              NAP                 100.00%        4/27/01             Fee      First
18         1996              NAP                 100.00%        4/27/01             Fee      First
19         2000              NAP                  94.70%        7/30/01             Fee      First
20         1998              NAP                  93.40%        7/12/01             Fee      First
21         1993              NAP                  96.10%        4/30/01             Fee      First
22         1995              1997-1998            92.00%         3/1/01             Fee      First
23         1997/1998         NAP                 100.00%         3/1/01             Fee      First
24         1987/1988         1996                 92.00%         3/1/01             Fee      First
25         2000              NAP                 100.00%         2/2/01          Leasehold   First
26         1988              1997-1998            91.70%         7/2/01             Fee      First
27         1965              NAP                 100.00%        4/30/01             Fee      First
28         1995              NAP                 100.00%        4/30/01             Fee      First
29         1981              1995                100.00%        4/30/01             Fee      First
30         1991              NAP                 100.00%        4/30/01             Fee      First
31         1993              NAP                 100.00%        4/30/01             Fee      First
32         1987              NAP                 100.00%        4/30/01             Fee      First
33         1989              NAP                 100.00%        4/30/01             Fee      First
34         1968              NAP                 100.00%        4/30/01             Fee      First
35         1991              NAP                 100.00%        4/30/01             Fee      First
36         1985-1986         NAP                  95.10%         8/7/01             Fee      First
37         1966              2001                 95.70%         5/8/01             Fee      First
38         1984-1987         NAP                 100.00%        5/25/01             Fee      First
39         1990/2000         2000                100.00%        6/20/01             Fee      First
40         1987              NAP                  94.90%        7/18/01             Fee      First
41         1978              1999                 93.30%         7/5/01             Fee      First
42         1997-2000         NAP                  81.40%        4/23/01             Fee      First
43         1978              2000                 95.30%        5/14/01             Fee      First
44         1995/1998         NAP                  93.10%        4/13/01             Fee      First
45         1961-1993         1994                100.00%        6/30/01             Fee      First
46         1999              NAP                  63.30%        5/31/01             Fee      First
47         1966-1971         1994                100.00%        5/14/01             Fee      First
48         1988              NAP                  98.60%        2/20/01             Fee      First
49         1999              NAP                  87.40%        4/13/01             Fee      First
50         1971              2000                 95.50%        4/10/01             Fee      First
51         1996-2000         NAP                  97.30%        6/20/01             Fee      First
52         1986              NAP                  93.70%        7/17/01             Fee      First
53         1985              NAP                 100.00%         6/1/01             Fee      First
54         1979              2000                100.00%         3/1/01          Leasehold   First
55         1985-1990         NAP                 100.00%         1/2/01             Fee      First
56         1970              NAP                  97.00%        3/27/01             Fee      First
57         1988/1989         NAP                  97.00%         1/1/01             Fee      First
58         1983              NAP                  96.90%       12/31/00             Fee      First
59         1950              1997                 88.10%         7/1/01             Fee      First
60         1973              2001                100.00%        7/25/01             Fee      First
61         1998              NAP                 100.00%         3/9/01             Fee      First
62         1975              1993                 89.40%        7/26/01             Fee      First
63         2000              NAP                  94.40%        4/13/01             Fee      First
64         1972              NAP                  97.60%        7/12/01             Fee      First
65         1970-1972         1998-1999            95.80%         7/1/01             Fee      First
66         1985              NAP                 100.00%         4/1/01             Fee      First
67         1929              2000                 94.70%        6/19/01          Leasehold   First
68         1989              NAP                  87.80%        2/28/01             Fee      First
69         1994              NAP                 100.00%       12/31/00             Fee      First
70         1911              1989/1997            91.20%        6/21/01             Fee      First
71         2001              NAP                  82.40%        8/16/01             Fee      First
72         1976              NAP                  89.50%        6/30/01             Fee      First
73         1968              2001                100.00%         8/7/01             Fee      First
74         1978              2000                100.00%         5/7/01             Fee      First
75         1986              NAP                  96.10%         5/4/01             Fee      First
76         1992              2001                100.00%        5/30/01             Fee      First
77         1999              NAP                 100.00%         7/2/01             Fee      First
78         2000              NAP                  93.10%         7/9/01             Fee      First
79         1991              NAP                 100.00%       12/31/00             Fee      First
80         1989-1991         NAP                 100.00%        6/25/01             Fee      First
81         2000              NAP                 100.00%         7/1/01             Fee      First
82         2000              NAP                 100.00%        4/13/01             Fee      First
83         2000              NAP                 100.00%        7/20/01             Fee      First
84         1989              NAP                  85.40%        5/29/01             Fee      First
85         2000              NAP                 100.00%        4/19/01             Fee      First
86         2001              NAP                 100.00%         4/5/01         Other- Land  First
87         1975              NAP                 100.00%        6/29/01             Fee      First
88         1989              NAP                 100.00%         4/9/01             Fee      First
89         1979              NAP                 100.00%         6/5/01             Fee      First
90         1979              NAP                 100.00%         6/5/01          Leasehold   First
91         1979              1994                100.00%         6/5/01             Fee      First
92         1979              NAP                 100.00%         3/1/01          Leasehold   First
93         1972              NAP                  92.20%        6/27/01             Fee      First
94         1972              1999                100.00%        7/20/01             Fee      First
95         2001              NAP                 100.00%        7/10/01             Fee      First
96         1971              2000                 97.90%         5/8/01             Fee      First
97         2000              NAP                  91.90%        3/22/01             Fee      First
98         1975              NAP                 100.00%       12/31/00             Fee      First
99         1974-1980         NAP                  96.50%       12/18/00             Fee      First
100        1985              1999                100.00%        6/22/01             Fee      First
101        1985              NAP                 100.00%         7/2/01             Fee      First
102        1998-1999         NAP                 100.00%         6/5/01             Fee      First
103        1981              NAP                 100.00%         3/7/01             Fee      First
104        1989              NAP                 100.00%         5/1/01             Fee      First
105        2000              NAP                 100.00%        2/26/01             Fee      First
106        1974              NAP                 100.00%        1/31/01             Fee      First
107        1931              2000/2001           100.00%       12/19/00             Fee      First
108        1968              2001                100.00%        5/10/01             Fee      First
109        2000              NAP                  96.30%        6/27/01             Fee      First
110        1991              1999                100.00%        4/28/01             Fee      First
111        1970              NAP                 100.00%        7/19/01             Fee      First
112        1974              NAP                  95.70%        5/24/01             Fee      First
113        2000-2001         NAP                  84.00%        3/29/01             Fee      First
114        2000              NAP                 100.00%        5/12/01             Fee      First
115        1999-2000         NAP                  92.10%        3/22/01             Fee      First
116        1978              NAP                 100.00%        3/14/01             Fee      First
117        1972              NAP                 100.00%        7/19/01             Fee      First
118        1972              NAP                 100.00%        7/19/01             Fee      First
119        1986              NAP                  96.60%        5/14/01             Fee      First
120        1970              1997                100.00%        4/27/01             Fee      First
121        1978              2000                100.00%         7/1/01             Fee      First
122        1978              2001                100.00%         6/5/01             Fee      First
123        1978              NAP                 100.00%         6/5/01             Fee      First
124        1975              1998                 95.40%        5/14/01             Fee      First
125        1997              2001                100.00%        6/26/01             Fee      First
126        1995              NAP                  98.60%        6/28/01             Fee      First
127        1979              NAP                 100.00%         6/5/01             Fee      First
128        1978              NAP                 100.00%         6/5/01             Fee      First
129        2000              NAP                  90.90%         4/4/01             Fee      First
130        1977              NAP                 100.00%         6/5/01             Fee      First
131        1977              1996                100.00%         6/5/01             Fee      First
132        1977              2001                100.00%         6/5/01             Fee      First
133        1977              1995                100.00%         6/5/01             Fee      First
134        1998/1999         NAP                 100.00%        5/18/01             Fee      First
135        1996-2000         NAP                 100.00%         5/1/01             Fee      First
136        1988              2000                100.00%        3/20/01             Fee      First
137        1998              NAP                  98.60%         5/1/01             Fee      First
138        1978              2001                 95.00%        3/23/01             Fee      First
139        1991              NAP                 100.00%        5/15/01             Fee      First
140        1941              1984                100.00%        4/18/01             Fee      First
141        1978              NAP                 100.00%         6/5/01             Fee      First
142        1978              2000                100.00%         6/5/01             Fee      First
143        2000              NAP                  89.00%        2/11/01             Fee      First
144        1989              NAP                 100.00%        2/12/01             Fee      First
145        1982              NAP                  95.90%         3/1/01             Fee      First
146        2000              NAP                 100.00%        4/20/01             Fee      First
147        1986              NAP                  84.80%         5/5/01             Fee      First
148        1990              NAP                 100.00%        3/28/01         Other- Land  First
149        1946              2000                100.00%        1/25/01             Fee      First
150        1995              NAP                 100.00%        3/28/01             Fee      First
151        1973              1990                100.00%        6/30/01             Fee      First
152        1979              NAP                 100.00%         6/1/01             Fee      First
153        2000              NAP                  96.70%        4/12/01             Fee      First
154        1999              NAP                 100.00%        4/26/01             Fee      First
155        1999              NAP                 100.00%        4/20/01             Fee      First
156        1979              NAP                 100.00%         6/5/01          Leasehold   First
157        1979              1995                100.00%         6/5/01          Leasehold   First
158        1990              NAP                  97.90%        6/28/01             Fee      First
159        1986              NAP                 100.00%        7/24/01             Fee      First
160        1855              1988                100.00%        6/19/01             Fee      First
161        1928              1996                100.00%        5/14/01             Fee      First
162        1957              2000                 96.20%        3/25/01             Fee      First
163        1989              NAP                 100.00%        5/10/01             Fee      First
164        1980              NAP                 100.00%        7/11/01             Fee      First
165        1991              NAP                 100.00%        7/12/01             Fee      First
166        1989              NAP                 100.00%        7/12/01             Fee      First
167        1995              NAP                 100.00%        7/12/01             Fee      First
168        1983              NAP                  94.20%        3/25/01             Fee      First



MORTGAGE                                RELATED                                              ORIGINAL        CUT-OFF DATE
LOAN NO.                             BORROWER LIST                                           BALANCE         BALANCE(5)
--------                             -------------                                           -------         ----------
 1       NAP                                                                                75,000,000       $75,000,000
 2       NAP                                                                                42,000,000       $41,781,154
 3       NAP                                                                                33,000,000       $32,140,564
 4       NAP                                                                                31,000,000       $30,927,932
 5       NAP                                                                                28,500,000       $28,444,141
 6       NAP                                                                                26,000,000       $25,845,466
 7       NAP                                                                                24,000,000       $23,909,854
 8       NAP                                                                                18,200,000       $18,157,238
 9       NAP                                                                                 6,845,087        $6,828,823
10       NAP                                                                                 3,355,435        $3,347,756
11       NAP                                                                                 2,952,783        $2,949,492
12       NAP                                                                                 1,912,598        $1,908,004
13       NAP                                                                                 1,634,097        $1,629,719
14       124                                                                                16,700,000       $16,649,830
15       16, 17, 18, 20                                                                     11,900,000       $11,900,000
16       15, 17, 18, 20                                                                      1,375,000        $1,375,000
17       15, 16, 18, 20                                                                      1,375,000        $1,375,000
18       15, 16, 17, 20                                                                      1,350,000        $1,350,000
19       NAP                                                                                14,500,000       $14,480,374
20       15, 16, 17, 18                                                                     13,530,000       $13,530,000
21       NAP                                                                                12,850,000       $12,832,171
22       NAP                                                                                 7,390,000        $7,304,955
23       NAP                                                                                 3,760,000        $3,716,729
24       NAP                                                                                 1,650,000        $1,631,012
25       NAP                                                                                12,500,000       $12,456,148
26       NAP                                                                                10,900,000       $10,539,381
27       NAP                                                                                 1,826,500        $1,811,101
28       NAP                                                                                 1,687,500        $1,673,273
29       NAP                                                                                 1,540,000        $1,527,016
30       NAP                                                                                 1,400,000        $1,388,197
31       NAP                                                                                 1,387,500        $1,375,802
32       NAP                                                                                   894,000          $886,463
33       NAP                                                                                   810,000          $803,171
34       NAP                                                                                   594,000          $588,992
35       NAP                                                                                   462,000          $458,105
36       NAP                                                                                10,000,000        $9,986,262
37       NAP                                                                                10,000,000        $9,975,172
38       NAP                                                                                10,000,000        $9,971,245
39       NAP                                                                                10,000,000        $9,954,044
40       159                                                                                 9,700,000        $9,682,865
41       NAP                                                                                 9,000,000        $8,984,367
42       NAP                                                                                 9,000,000        $8,948,716
43       NAP                                                                                 8,740,000        $8,683,505
44       NAP                                                                                 8,300,000        $8,038,635
45       NAP                                                                                 8,000,000        $7,964,964
46       NAP                                                                                 7,750,000        $7,685,976
47       NAP                                                                                 8,500,000        $7,677,504
48       NAP                                                                                 7,500,000        $7,483,266
49       NAP                                                                                 7,500,000        $7,454,328
50       NAP                                                                                 7,400,000        $7,369,938
51       NAP                                                                                 7,350,000        $7,337,484
52       NAP                                                                                 7,150,000        $7,137,616
53       NAP                                                                                 7,000,000        $6,989,814
54       89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157          6,883,000        $6,854,090
55       NAP                                                                                 7,150,000        $6,821,186
56       NAP                                                                                 6,750,000        $6,732,089
57       NAP                                                                                 6,850,000        $6,500,197
58       NAP                                                                                 6,600,000        $6,394,631
59       NAP                                                                                 6,400,000        $6,089,949
60       NAP                                                                                 6,000,000        $6,000,000
61       NAP                                                                                 6,000,000        $5,981,930
62       NAP                                                                                 6,500,000        $5,881,248
63       NAP                                                                                 5,890,000        $5,877,436
64       NAP                                                                                 6,000,000        $5,855,528
65       NAP                                                                                 6,000,000        $5,804,066
66       NAP                                                                                 5,930,000        $5,723,558
67       70                                                                                  5,500,000        $5,469,724
68       NAP                                                                                 5,355,000        $5,330,423
69       NAP                                                                                 5,500,000        $5,320,374
70       67                                                                                  5,300,000        $5,271,128
71       NAP                                                                                 5,300,000        $5,253,534
72       NAP                                                                                 5,150,000        $5,104,030
73       NAP                                                                                 5,085,000        $5,078,151
74       NAP                                                                                 4,950,000        $4,937,779
75       NAP                                                                                 4,865,000        $4,848,842
76       NAP                                                                                 4,660,000        $4,646,676
77       NAP                                                                                 4,650,000        $4,618,577
78       NAP                                                                                 4,700,000        $4,578,280
79       NAP                                                                                 4,687,500        $4,543,744
80       NAP                                                                                 4,525,000        $4,515,964
81       NAP                                                                                 4,550,000        $4,499,982
82       NAP                                                                                 4,500,000        $4,486,154
83       NAP                                                                                 4,500,000        $4,485,226
84       NAP                                                                                 4,500,000        $4,474,469
85       NAP                                                                                 4,500,000        $4,435,579
86       NAP                                                                                 4,400,000        $4,389,771
87       88                                                                                  2,300,000        $2,291,795
88       87                                                                                  2,100,000        $2,092,508
89       54, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157          1,338,000        $1,303,089
90       54, 89, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157          1,253,000        $1,221,967
91       54, 89, 90, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157          1,144,000        $1,115,148
92       54, 89, 90, 91, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157            742,000          $723,618
93       96, 112                                                                             4,185,000        $4,172,679
94       NAP                                                                                 4,000,000        $3,973,664
95       NAP                                                                                 3,900,000        $3,864,665
96       93, 112                                                                             3,800,000        $3,788,394
97       115                                                                                 3,684,416        $3,670,224
98       NAP                                                                                 3,735,000        $3,616,505
99       NAP                                                                                 3,675,000        $3,537,410
100      NAP                                                                                 3,500,000        $3,490,509
101      NAP                                                                                 3,500,000        $3,483,673
102      NAP                                                                                 3,400,000        $3,358,950
103      NAP                                                                                 3,400,000        $3,308,918
104      110                                                                                 3,300,000        $3,293,661
105      NAP                                                                                 3,280,000        $3,234,345
106      NAP                                                                                 3,250,000        $3,150,769
107      NAP                                                                                 3,100,000        $3,041,657
108      NAP                                                                                 3,000,000        $2,981,148
109      NAP                                                                                 2,900,000        $2,893,606
110      104                                                                                 2,850,000        $2,845,168
111      NAP                                                                                 2,800,000        $2,793,626
112      93, 96                                                                              2,700,000        $2,692,051
113      NAP                                                                                 2,700,000        $2,688,976
114      NAP                                                                                 2,680,000        $2,667,973
115      97                                                                                  2,593,413        $2,583,424
116      NAP                                                                                 2,550,000        $2,550,000
117      118                                                                                 2,500,000        $2,494,895
118      117                                                                                 2,500,000        $2,494,895
119      NAP                                                                                 2,500,000        $2,491,193
120      NAP                                                                                 2,400,000        $2,385,030
121      NAP                                                                                 2,350,000        $2,329,168
122      54, 89, 90, 91, 92, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157           1,208,000        $1,175,855
123      54, 89, 90, 91, 92, 122, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157           1,167,000        $1,130,109
124      14                                                                                  2,310,000        $2,296,610
125      NAP                                                                                 2,300,000        $2,296,392
126      158                                                                                 2,280,000        $2,265,230
127      54, 89, 90, 91, 92, 122, 123, 128, 130, 131, 132, 133, 141, 142, 156, 157           1,195,000        $1,152,938
128      54, 89, 90, 91, 92, 122, 123, 127, 130, 131, 132, 133, 141, 142, 156, 157           1,117,000        $1,085,619
129      NAP                                                                                 2,200,000        $2,191,156
130      54, 89, 90, 91, 92, 122, 123, 127, 128, 131, 132, 133, 141, 142, 156, 157             590,000          $567,884
131      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 132, 133, 141, 142, 156, 157             552,000          $531,454
132      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 133, 141, 142, 156, 157             541,000          $520,770
133      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 141, 142, 156, 157             501,000          $482,295
134      NAP                                                                                 2,100,000        $2,095,217
135      NAP                                                                                 2,000,000        $1,994,090
136      NAP                                                                                 2,000,000        $1,990,152
137      NAP                                                                                 2,000,000        $1,989,657
138      NAP                                                                                 1,950,000        $1,944,401
139      NAP                                                                                 1,900,000        $1,891,047
140      NAP                                                                                 1,750,000        $1,738,998
141      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 142, 156, 157             912,000          $879,254
142      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 156, 157             798,000          $769,819
143      NAP                                                                                 1,620,000        $1,613,121
144      NAP                                                                                 1,620,000        $1,609,695
145      NAP                                                                                 1,625,000        $1,608,320
146      NAP                                                                                 1,625,000        $1,596,318
147      NAP                                                                                 1,600,000        $1,586,643
148      NAP                                                                                 1,600,000        $1,584,868
149      164                                                                                 1,590,000        $1,584,700
150      NAP                                                                                 1,550,000        $1,538,177
151      NAP                                                                                 1,500,000        $1,447,656
152      NAP                                                                                 1,440,000        $1,423,494
153      NAP                                                                                 1,320,000        $1,311,856
154      NAP                                                                                 1,300,000        $1,295,046
155      NAP                                                                                 1,275,000        $1,268,595
156      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 157             852,000          $824,710
157      54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156             450,000          $436,659
158      126                                                                                 1,240,000        $1,231,967
159      40                                                                                  1,225,000        $1,223,475
160      NAP                                                                                 1,200,000        $1,192,908
161      NAP                                                                                 1,200,000        $1,188,946
162      NAP                                                                                 1,170,000        $1,156,365
163      NAP                                                                                 1,150,000        $1,117,058
164      149                                                                                 1,030,000        $1,026,567
165      166, 167                                                                              915,000          $910,513
166      165, 167                                                                              850,000          $845,913
167      165, 166                                                                              835,000          $831,065
168      NAP                                                                                   800,000          $794,534


                                                                                           911,364,829      $902,516,290



                CUT-OFF DATE                  FIRST       FIRST
                BALANCE PER                   PAYMENT     PAYMENT
MORTGAGE        UNIT OR          NOTE         DATE        DATE               MATURITY        GRACE    ARD             LOCKBOX
LOAN N0.        SF               DATE         (P&I)       (IO)               DATE            PERIOD   LOAN            STATUS
--------        --               ----         -----       ----               ----            ------   ----            ------

 1                137             6/1/01       7/1/02      7/1/01             6/1/06            0      No             Springing
 2                123             2/9/01       4/1/01      NAP                3/1/11            5      No             Springing
 3                113             11/11/99     1/1/00      NAP                12/1/09           5      No             None
 4                132             6/13/01      8/1/01      NAP                7/1/11            5      Yes            In Place
 5                118             8/2/01       9/1/01      NAP                8/1/06            5      No             Springing
 6                106             11/9/00      1/1/01      NAP                12/1/10           5      No             In Place
 7                283             7/27/01      10/1/01     NAP                9/1/11            5      No             Springing
 8                111             8/31/01      10/1/01     NAP                9/1/11            5      No             None
 9                31              6/29/01      8/1/01      NAP                7/1/11            5      No             Springing
10                31              6/29/01      8/1/01      NAP                7/1/11            5      No             Springing
11                31              6/29/01      10/1/01     NAP                7/1/11            5      No             Springing
12                31              6/29/01      8/1/01      NAP                7/1/11            5      No             Springing
13                31              6/29/01      8/1/01      NAP                7/1/11            5      No             Springing
14                129             7/9/01       9/1/01      NAP                8/1/11            5      No             None
15                60              5/31/01      NAP         7/1/01             6/1/08            0      No             None
16                60              8/9/01       NAP         10/1/01            6/1/08            5      No             None
17                60              8/9/01       NAP         10/1/01            6/1/08            5      No             None
18                60              8/9/01       NAP         10/1/01            6/1/08            5      No             None
19                133             7/31/01      10/1/01     NAP                9/1/11            0      No             None
20                62              8/13/01      NAP         10/1/01            9/1/06            5      No             None
21                72              8/2/01       10/1/01     NAP                9/1/11            5      No             None
22                78              6/15/01      8/1/01      NAP                7/1/16            5      No             None
23                78              6/15/01      8/1/01      NAP                7/1/16            5      No             None
24                78              6/15/01      8/1/01      NAP                7/1/16            5      No             None
25                198             4/24/01      6/1/01      NAP                5/1/11            5      No             None
26              34,899            6/15/98      8/1/98      NAP                7/1/08            5      No             None
27                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
28                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
29                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
30                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
31                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
32                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
33                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
34                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
35                91              4/5/01       6/1/01      NAP                5/1/11            5      No             None
36                49              8/10/01      10/1/01     NAP                9/1/11            3      No             None
37                88              6/20/01      8/1/01      NAP                7/1/11            5      No             Springing
38              51,398            6/19/01      8/1/01      NAP                7/1/11            5      No             None
39                96              6/18/01      8/1/01      NAP                7/1/11            5      No             None
40              28,818            7/30/01      9/1/01      NAP                8/1/11            0      No             None
41                153             7/13/01      9/1/01      NAP                8/1/11            5      No             Springing
42                80              1/23/01      3/1/01      NAP                2/1/11            0      No             None
43              67,840            12/8/00      2/1/01      NAP                1/1/11            5      No             None
44              36,539            9/10/98      11/1/98     NAP                10/1/08           5      No             None
45                58              2/28/01      5/1/01      NAP                4/1/11            0      No             None
46              126,000           2/15/01      4/1/01      NAP                3/1/11            5      No             None
47                54              10/11/95     12/1/95     NAP                11/1/10           10     No             None
48                50              6/8/01       8/1/01      NAP                7/1/11            15     No             None
49                90              12/21/00     2/5/01      NAP                1/5/11            0      No             None
50              40,944            4/13/01      6/1/01      NAP                5/1/11            0      No             None
51                125             6/20/01      9/1/01      NAP                8/1/11            0      No             None
52                76              7/3/01       9/1/01      NAP                8/1/11            0      No             None
53              109,216           8/7/01       10/1/01     NAP                9/1/11            10     No             None
54                44              8/1/01       9/10/01     NAP                11/10/11          0      No             In Place
55              42,632            1/12/98      3/1/98      NAP                2/1/08            5      No             None
56              22,440            6/21/01      8/1/01      NAP                7/1/11            5      No             None
57              52,421            7/6/98       9/1/98      NAP                8/1/08            5      No             None
58                58              4/30/98      6/1/98      NAP                5/1/08            5      No             None
59                74              8/19/98      10/1/98     NAP                9/1/08            5      No             None
60                47              7/31/01      NAP         9/1/01             8/1/11            0      No             None
61                35              5/14/01      7/1/01      NAP                6/1/11            5      Yes            Springing
62                35              10/10/95     12/1/95     NAP                11/1/08           5      No             None
63                230             6/14/01      8/1/01      NAP                7/1/11            5      No             None
64              47,606            6/22/99      8/1/99      NAP                7/1/09            5      No             None
65              24,184            3/18/98      5/1/98      NAP                4/1/08            5      No             None
66                80              2/26/98      4/1/98      NAP                3/1/08            5      No             None
67                32              7/30/01      9/1/01      NAP                8/1/11            5      No             None
68                49              3/28/01      5/1/01      NAP                4/1/11            5      No             Springing
69                116             4/20/98      6/1/98      NAP                5/1/08            5      No             None
70                51              8/1/01       9/1/01      NAP                8/1/11            5      No             None
71                127             5/21/01      7/1/01      NAP                6/1/11            5      No             None
72                26              5/2/01       7/1/01      NAP                6/1/11            5      No             None
73                244             8/13/01      10/1/01     NAP                9/1/11            5      No             Springing
74                67              6/26/01      8/1/01      NAP                7/1/11            5      No             None
75                79              5/17/01      7/1/01      NAP                6/1/11            5      No             None
76                21              5/30/01      7/1/01      NAP                6/1/11            5      No             None
77                36              9/28/00      12/1/00     NAP                11/1/10           5      No             None
78                66              3/8/01       5/1/01      NAP                4/1/11            0      No             None
79                61              8/11/98      10/1/98     NAP                9/1/08            5      No             None
80              44,274            7/13/01      9/1/01      NAP                8/1/11            0      No             None
81                85              3/29/01      6/1/01      NAP                5/1/21            15     No             None
82                100             5/25/01      8/1/01      NAP                7/1/11            5      No             Springing
83                56              7/31/01      9/1/01      NAP                8/1/11            0      No             None
84                38              5/29/01      8/1/01      NAP                7/1/11            0      No             None
85                52              5/8/01       7/1/01      NAP                6/1/16            5      No             None
86                32              6/15/01      8/1/01      NAP                7/1/11            5      No             In Place
87                27              4/9/01       6/1/01      NAP                5/1/11            0      No             None
88                27              4/9/01       6/1/01      NAP                5/1/11            0      No             None
89                23              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
90                23              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
91                23              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
92                23              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
93              17,031            6/26/01      8/1/01      NAP                7/1/11            5      No             None
94                147             5/7/01       8/1/01      NAP                7/1/21            5      No             None
95                84              7/25/01      9/1/01      NAP                8/1/16            0      No             None
96              26,308            5/8/01       7/1/01      NAP                6/1/09            5      No             None
97                70              4/13/01      6/1/01      NAP                5/1/11            5      No             None
98                19              11/2/98      1/1/99      NAP                12/1/08           5      No             None
99              17,512            3/14/98      5/1/98      NAP                4/1/08            5      No             None
100             27,270            6/26/01      8/1/01      NAP                7/1/11            0      No             None
101               84              4/24/01      7/1/01      NAP                6/1/11            5      No             Springing
102               63              6/6/01       8/1/01      NAP                7/1/16            0      No             None
103               50              10/30/98     1/1/99      NAP                12/1/08           5      No             None
104               107             7/30/01      9/1/01      NAP                8/1/11            5      No             None
105               124             5/10/01      7/1/01      NAP                6/1/16            5      No             None
106             33,879            9/23/98      11/1/98     NAP                10/1/08           5      No             None
107               190             12/27/00     2/1/01      NAP                7/1/08            5      No             None
108               37              5/10/01      7/1/01      NAP                6/1/11            0      No             None
109             36,170            5/31/01      8/1/01      NAP                7/1/11            0      No             None
110               93              7/30/01      9/1/01      NAP                8/1/11            5      No             None
111               20              7/19/01      9/1/01      NAP                8/1/11            0      No             None
112             14,319            6/26/01      8/1/01      NAP                7/1/11            5      No             None
113               91              6/19/01      8/1/01      NAP                7/1/11            5      No             None
114               106             5/8/01       7/1/01      NAP                6/1/11            5      No             None
115               56              4/13/01      6/1/01      NAP                5/1/11            5      No             None
116               124             5/25/01      7/1/04      7/1/01             6/1/11            5      No             None
117               27              7/30/01      9/1/01      NAP                8/1/11            5      No             None
118               28              7/30/01      9/1/01      NAP                8/1/11            5      No             None
119             42,952            5/17/01      7/1/01      NAP                6/1/11            0      No             None
120               53              4/23/01      6/1/01      NAP                5/1/11            5      No             None
121               33              5/9/01       7/1/01      NAP                6/1/11            5      No             None
122               21              6/14/01      8/10/01     NAP                1/10/11           0      No             In Place
123               21              6/14/01      8/10/01     NAP                1/10/11           0      No             In Place
124               55              5/1/01       7/1/01      NAP                6/1/11            5      No             None
125               97              8/7/01       10/1/01     NAP                9/1/11            5      No             None
126             31,462            11/22/00     1/1/01      NAP                12/1/10           5      No             None
127               21              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
128               21              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
129               102             3/28/01      6/1/01      NAP                5/1/11            5      No             None
130                9              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
131                9              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
132                9              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
133                9              7/2/01       8/10/01     NAP                7/10/11           0      No             In Place
134               191             6/11/01      8/1/01      NAP                7/1/11            5      No             None
135               39              4/17/01      7/1/01      NAP                6/1/11            5      No             None
136               62              5/18/01      7/1/01      NAP                6/1/11            5      No             None
137               38              5/3/01       7/1/01      NAP                6/1/06            5      No             None
138             19,444            4/9/01       7/1/01      NAP                6/1/11            5      No             None
139               113             5/4/01       7/1/01      NAP                6/1/11            5      No             None
140               92              4/16/01      6/1/01      NAP                5/1/11            5      No             None
141               14              7/2/01       8/10/01     NAP                7/10/10           0      No             In Place
142               14              7/2/01       8/10/01     NAP                7/10/10           0      No             In Place
143               59              3/31/01      6/1/01      NAP                5/1/11            5      No             None
144               21              4/10/01      6/1/01      NAP                5/1/11            5      No             None
145             21,734            4/11/01      6/1/01      NAP                5/1/21            5      No             None
146               106             4/13/01      6/1/01      NAP                5/1/16            5      No             In Place
147               25              5/22/01      7/1/01      NAP                6/1/11            5      No             None
148                3              3/19/01      6/1/01      NAP                5/1/21            5      No             None
149               177             3/28/01      6/1/01      NAP                5/1/11            5      No             None
150             32,727            3/21/01      5/1/01      NAP                4/1/11            5      No             None
151               50              3/23/01      6/1/01      NAP                5/1/11            5      No             None
152               45              6/12/01      8/1/01      NAP                7/1/16            0      No             None
153             43,729            3/30/01      6/1/01      NAP                5/1/11            5      No             None
154               93              4/24/01      6/1/01      NAP                5/1/11            5      No             In Place
155               91              4/17/01      6/1/01      NAP                5/1/11            5      No             In Place
156               16              7/2/01       8/10/01     NAP                1/10/11           0      No             In Place
157               16              7/2/01       8/10/01     NAP                1/10/11           0      No             In Place
158             25,666            11/24/00     1/1/01      NAP                12/1/10           5      No             None
159             55,612            8/2/01       10/1/01     NAP                9/1/11            0      No             None
160               83              4/12/01      6/1/01      NAP                5/1/11            5      No             None
161             22,018            5/31/01      7/1/01      NAP                6/1/21            0      No             None
162             14,825            3/21/01      5/1/01      NAP                4/1/21            5      No             None
163               58              5/15/01      7/1/01      NAP                6/1/11            5      No             None
164               165             3/27/01      6/1/01      NAP                5/1/11            5      No             None
165               88              5/9/01       7/1/01      NAP                6/1/11            5      No             None
166               78              5/9/01       7/1/01      NAP                6/1/11            5      No             None
167               87              5/14/01      7/1/01      NAP                6/1/11            5      No             None
168             15,280            4/6/01       6/1/01      NAP                5/1/11            5      No             None



                        ORIGINAL       REMAINING
                        TERM           TERM        ORIGINAL     REMAINING             MONTHLY       MONTHLY
MORTGAGE   LOCKBOX      TO             TO          AMORT.       AMORT.     MORTGAGE   PAYMENT       PAYMENT          UNDERWRITABLE
LOAN N0.   TYPE         MATURITY       MATURITY    TERM(6)      TERM       RATE       (P&I)         (IO)             NOI
--------   ----         --------       --------    -------      ----       ----       -----         ----             ---
 1          Hard          60              55         360          360       6.52%     475,038        $413,160        $12,626,135
 2          Soft          120             112        360          352       7.35%     289,368           NAP           $6,737,505
 3          NAP           120             97         300          277       8.00%     254,699           NAP           $5,555,019
 4          Soft          120             116        360          356       7.56%     218,032           NAP           $3,474,617
 5          Hard          60              57         360          357       7.23%     194,034           NAP           $3,204,025
 6          Soft          120             109        360          349       8.34%     196,977           NAP           $6,347,148
 7          Hard          120             118        240          238       6.80%     183,202           NAP           $3,973,741
 8          None          120             118        300          298       6.84%     126,782           NAP           $2,956,368
 9          Hard          120             116        360          356       7.48%      47,790           NAP             $900,635
10          Hard          120             116        360          356       7.48%      23,426           NAP             $510,705
11          Hard          118             116        358          356       7.48%      20,637           NAP             $487,193
12          Hard          120             116        360          356       7.48%      13,353           NAP             $296,493
13          Hard          120             116        360          356       7.48%      11,409           NAP             $233,964
14          NAP           120             117        300          297       7.53%     123,738           NAP           $2,517,945
15          None          84              79          IO          IO        6.80%           0         $67,433         $1,849,671
16          None          81              79          IO          IO        7.37%           0         $8,448            $266,625
17          None          81              79          IO          IO        7.37%           0         $8,448            $299,417
18          None          81              79          IO          IO        7.37%           0         $8,295            $259,603
19          NAP           120             118        360          358       7.28%      99,211           NAP           $1,588,149
20          None          60              58          IO          IO        6.50%           0         $73,288         $2,415,214
21          NAP           120             118        360          358       7.18%      87,050           NAP           $1,659,597
22          None          180             176        180          176       7.55%      68,716           NAP           $1,225,420
23          None          180             176        180          176       7.55%      34,963           NAP             $591,170
24          None          180             176        180          176       7.55%      15,343           NAP             $273,564
25          NAP           120             114        360          354       7.67%      88,861           NAP           $1,460,478
26          NAP           120             80         360          320       6.95%      72,152           NAP           $1,279,015
27          NAP           120             114        240          234       8.77%      16,164           NAP             $304,669
28          NAP           120             114        240          234       8.77%      14,934           NAP             $202,747
29          NAP           120             114        240          234       8.77%      13,629           NAP             $206,181
30          NAP           120             114        240          234       8.77%      12,390           NAP             $172,121
31          NAP           120             114        240          234       8.77%      12,279           NAP             $178,245
32          NAP           120             114        240          234       8.77%       7,912           NAP             $131,688
33          NAP           120             114        240          234       8.77%       7,168           NAP             $115,083
34          NAP           120             114        240          234       8.77%       5,257           NAP              $93,616
35          NAP           120             114        240          234       8.77%       4,089           NAP              $75,148
36          NAP           120             118        360          358       7.22%      68,014           NAP           $1,229,207
37          Hard          120             116        360          356       7.33%      68,761           NAP           $1,461,860
38          NAP           120             116        360          356       6.79%      65,126           NAP           $1,531,966
39          NAP           120             116        300          296       7.51%      73,965           NAP           $1,334,130
40          NAP           120             117        360          357       7.61%      68,556           NAP           $1,123,907
41          Hard          120             117        360          357       7.67%      63,980           NAP           $1,127,092
42          NAP           120             111        360          351       7.88%      65,287           NAP           $1,152,744
43          NAP           120             110        360          350       7.71%      62,349           NAP           $1,269,401
44          NAP           120             83         360          323       6.80%      54,110           NAP             $912,188
45          NAP           120             113        360          353       7.56%      56,266           NAP           $1,354,239
46          None          120             112        300          292       7.50%      57,272           NAP           $1,644,187
47          NAP           180             108        300          228       8.00%      65,604           NAP           $1,265,899
48          NAP           120             116        360          356       7.70%      53,472           NAP           $1,109,905
49          NAP           120             110        360          350       7.95%      54,771           NAP             $890,214
50          NAP           120             114        360          354       7.13%      49,880           NAP             $789,610
51          NAP           120             117        360          357       7.74%      52,606           NAP             $889,875
52          NAP           120             117        360          357       7.68%      50,878           NAP             $836,429
53          None          120             118        360          358       6.99%      46,501           NAP             $972,391
54          Hard          123             120        218          215       7.00%      56,014           NAP             $904,813
55          NAP           120             75         360          315       7.44%      50,658           NAP             $951,390
56          NAP           120             116        360          356       7.09%      45,317           NAP           $1,181,932
57          NAP           120             81         300          261       6.88%      47,891           NAP             $913,348
58          NAP           120             78         360          318       7.46%      45,968           NAP             $950,742
59          NAP           120             82         300          262       7.04%      45,397           NAP             $780,410
60          NAP           120             117         IO          IO        6.87%           0         $34,827         $1,053,453
61          Hard          120             115        360          355       7.64%      42,530           NAP             $746,241
62          NAP           156             84         300          228       8.13%      50,707           NAP             $923,599
63          NAP           120             116        360          356       7.85%      42,604           NAP             $739,991
64          NAP           120             92         360          332       7.17%      40,606           NAP           $1,477,867
65          NAP           120             77         360          317       7.42%      41,647           NAP             $832,673
66          NAP           120             76         360          316       7.20%      40,252           NAP             $942,467
67          None          120             117        240          237       6.87%      42,197           NAP           $1,252,789
68          Hard          120             113        360          353       7.38%      37,004           NAP             $729,181
69          NAP           120             78         360          318       7.25%      37,520           NAP             $774,593
70          None          120             117        240          237       6.94%      40,900           NAP             $890,795
71          NAP           120             115        240          235       7.29%      42,018           NAP             $824,474
72          NAP           120             115        240          235       7.16%      40,424           NAP             $950,497
73          Hard          120             118        360          358       7.30%      34,861           NAP             $773,559
74          NAP           120             116        360          356       7.35%      34,104           NAP             $577,436
75          NAP           120             115        360          355       7.27%      33,254           NAP             $639,657
76          NAP           120             115        360          355       7.83%      33,643           NAP             $861,005
77          NAP           120             108        360          348       8.26%      34,967           NAP             $550,807
78          NAP           120             113        360          353       7.27%      31,453           NAP             $597,100
79          NAP           120             82         360          322       7.07%      31,407           NAP             $584,351
80          NAP           120             117        360          357       7.16%      30,593           NAP             $506,289
81          NAP           240             234        240          234       7.51%      36,682           NAP             $594,947
82          Hard          120             116        324          320       7.71%      33,064           NAP             $582,266
83          NAP           120             117        300          297       7.08%      32,035           NAP             $839,285
84          NAP           120             116        264          260       7.21%      34,038           NAP             $804,002
85          NAP           180             175        180          175       7.75%      42,357           NAP             $651,270
86          Hard          120             116        360          356       7.56%      30,946           NAP             $772,086
87          NAP           120             114        360          354       7.61%      16,256           NAP             $287,364
88          NAP           120             114        360          354       7.61%      14,842           NAP             $271,607
89          Hard          120             116        107          103       7.49%      17,205           NAP             $270,279
90          Hard          120             116        111          107       7.49%      15,701           NAP             $247,355
91          Hard          120             116        109          105       7.49%      14,463           NAP             $280,783
92          Hard          120             116        111          107       7.49%       9,299           NAP             $145,913
93          NAP           120             116        360          356       6.70%      27,005           NAP             $746,886
94          NAP           240             236        240          236       7.58%      32,420           NAP             $727,530
95          NAP           180             177        180          177       7.08%      35,229           NAP             $599,733
96          NAP           96              91         360          355       7.59%      26,800           NAP             $439,057
97          NAP           120             114        360          354       7.33%      25,334           NAP             $432,855
98          NAP           120             85         360          325       7.00%      24,849           NAP             $549,976
99          NAP           120             77         360          317       6.77%      23,885           NAP             $655,212
100         NAP           120             116        360          356       7.01%      23,309           NAP             $521,943
101         Soft          120             115        300          295       7.99%      26,990           NAP             $482,560
102         NAP           180             176        180          176       7.06%      30,674           NAP             $517,724
103         NAP           120             85         360          325       7.25%      23,194           NAP             $549,559
104         None          120             117        360          357       7.31%      22,635           NAP             $517,940
105         NAP           180             175        180          175       8.04%      31,421           NAP             $443,869
106         NAP           120             83         360          323       6.94%      21,492           NAP             $402,605
107         NAP           90              80         240          230       7.39%      24,765           NAP             $362,379
108         NAP           120             115        300          295       6.96%      21,127           NAP             $449,264
109         NAP           120             116        360          356       7.74%      20,756           NAP             $354,911
110         None          120             117        360          357       7.76%      20,428           NAP             $406,443
111         NAP           120             117        360          357       7.42%      19,425           NAP             $513,285
112         NAP           120             116        360          356       6.70%      17,423           NAP             $441,261
113         None          120             116        300          296       7.37%      19,716           NAP             $424,725
114         NAP           120             115        300          295       8.18%      21,005           NAP             $323,834
115         NAP           120             114        360          354       7.33%      17,833           NAP             $304,844
116         NAP           120             115        360          360       7.04%      17,034         $15,459           $360,186
117         None          120             117        360          357       7.08%      16,759           NAP             $524,175
118         None          120             117        360          357       7.08%      16,759           NAP             $470,759
119         NAP           120             115        360          355       7.04%      16,700           NAP             $301,222
120         NAP           120             114        300          294       7.39%      17,564           NAP             $348,432
121         NAP           120             115        240          235       7.21%      18,517           NAP             $456,851
122         Hard          114             110        105          101       7.56%      15,760           NAP             $248,254
123         Hard          114             110         93          89        7.56%      16,670           NAP             $262,127
124         NAP           120             115        300          295       6.87%      16,136           NAP             $534,711
125         None          120             118        324          322       7.91%      17,201           NAP             $340,684
126         NAP           120             109        360          349       8.01%      16,746           NAP             $279,243
127         Hard          120             116         85          81        7.56%      18,131           NAP             $284,421
128         Hard          120             116        101          97        7.56%      14,983           NAP             $236,444
129         NAP           120             114        360          354       7.17%      14,889           NAP             $373,688
130         Hard          120             116         81          77        7.56%       9,286           NAP             $150,889
131         Hard          120             116         82          78        7.56%       8,652           NAP             $139,943
132         Hard          120             116         82          78        7.56%       8,503           NAP             $138,629
133         Hard          120             116         82          78        7.56%       7,867           NAP             $129,073
134         NAP           120             116        360          356       7.63%      14,871           NAP             $295,526
135         NAP           120             115        360          355       7.71%      14,273           NAP             $234,524
136         NAP           120             115        300          295       7.72%      15,067           NAP             $333,141
137         NAP           60              55         300          295       7.47%      14,741           NAP             $278,375
138         NAP           120             115        360          355       7.82%      14,058           NAP             $232,074
139         NAP           120             115        300          295       7.94%      14,589           NAP             $268,573
140         NAP           120             114        300          294       7.35%      12,762           NAP             $316,266
141         Hard          108             104         84          80        7.67%      14,082           NAP             $222,678
142         Hard          108             104         85          81        7.67%      12,205           NAP             $195,416
143         NAP           120             114        360          354       6.96%      10,734           NAP             $365,454
144         NAP           120             114        300          294       7.29%      11,751           NAP             $328,298
145         NAP           240             234        240          234       7.43%      13,021           NAP             $212,387
146         Hard          180             174        180          174       7.45%      15,018           NAP             $252,031
147         NAP           120             115        240          235       7.64%      13,027           NAP             $356,444
148         NAP           240             234        240          234       8.00%      13,383           NAP             $327,999
149         NAP           120             114        360          354       7.85%      11,501           NAP             $208,745
150         NAP           120             113        300          293       7.26%      11,214           NAP             $195,353
151         NAP           120             114        120          114       7.15%      17,532           NAP             $335,454
152         NAP           180             176        180          176       7.59%      13,423           NAP             $232,085
153         NAP           120             114        300          294       7.45%       9,708           NAP             $158,506
154         Hard          120             114        360          354       7.37%       8,974           NAP             $214,889
155         Hard          120             114        324          318       7.47%       9,164           NAP             $185,915
156         Hard          114             110         92          88        7.49%      12,209           NAP             $194,309
157         Hard          114             110         97          93        7.49%       6,182           NAP              $97,521
158         NAP           120             109        360          349       8.01%       9,107           NAP             $153,812
159         NAP           120             118        360          358       7.61%       8,658           NAP             $140,907
160         NAP           120             114        300          294       7.66%       8,993           NAP             $363,884
161         NAP           240             235        240          235       6.93%       9,253           NAP             $262,501
162         NAP           240             233        240          233       7.96%       9,759           NAP             $167,485
163         NAP           120             115        120          115       7.00%      13,352           NAP             $265,423
164         NAP           120             114        360          354       7.85%       7,450           NAP             $162,875
165         NAP           120             115        300          295       7.74%       6,905           NAP             $155,154
166         NAP           120             115        300          295       7.84%       6,471           NAP             $129,826
167         NAP           120             115        300          295       7.94%       6,412           NAP             $127,619
168         NAP           120             114        300          294       6.92%       5,613           NAP             $124,459


                          116             106        326          316       7.34%




            UNDERWRITABLE                                 CUT-OFF
MORTAGE     CASH                   NOI      NCF           DATE           BALLOON     BALLOON       APPRAISED          VALUATION
LOAN N0.    FLOW                   DSCR(7)  DSCR(7)       LTV(8)          LTV(8)     BALANCE       VALUE              DATE
--------    ----                   -------  -------       ------          ------     -------       -----              ----
 1           $11,779,410           2.55     2.38          50.00%          47.80%     $71,700,047   150,000,000           6/1/01
 2            $6,090,118           1.94     1.75          50.60%          44.90%     $37,046,617   $82,500,000          12/1/00
 3            $5,036,895           1.82     1.65          42.30%          35.20%     $26,728,402   $76,000,000          5/14/01
 4            $3,324,616           1.33     1.27          76.40%          67.80%     $27,474,954   $40,500,000          3/20/01
 5            $3,060,228           1.38     1.31          77.90%          74.20%     $27,092,800   $36,500,000           6/6/01
 6            $5,948,555           1.34     1.26          72.50%          65.80%     $23,465,849   $71,300,000         10/31/00
 7            $3,755,817           1.81     1.71          67.40%          45.90%     $16,299,359   $35,500,000           4/9/01
 8            $2,805,745           1.94     1.84          52.80%          42.20%     $14,523,309   $34,400,000          5/29/01
 9              $844,776           1.74     1.56          67.00%          59.30%      $6,051,428   $10,200,000          6/12/01
10              $460,389           1.74     1.56          67.00%          59.30%      $2,966,387    $5,000,000           6/7/01
11              $437,545           1.74     1.56          67.00%          59.30%      $2,613,154    $4,400,000          6/11/01
12              $238,871           1.74     1.56          67.00%          59.30%      $1,690,841    $2,850,000           6/8/01
13              $199,051           1.74     1.56          67.00%          59.30%      $1,444,631    $2,435,000           6/7/01
14            $2,352,242            1.7     1.58          69.70%          56.90%     $13,610,788   $23,900,000          6/12/01
15            $1,718,478           2.41     2.24          49.10%          49.10%     $11,900,000   $22,500,000          2/17/01
16              $249,303           2.41     2.24          49.10%          49.10%      $1,375,000    $3,200,000          7/23/01
17              $281,387           2.41     2.24          49.10%          49.10%      $1,375,000    $3,520,000          7/16/01
18              $242,449           2.41     2.24          49.10%          49.10%      $1,350,000    $3,350,000          7/18/01
19            $1,536,157           1.33     1.29          79.10%          69.70%     $12,754,560   $18,300,000          6/29/01
20            $2,239,586           2.75     2.55          43.00%          43.00%     $13,530,000   $31,500,000           5/9/01
21            $1,539,035           1.59     1.47          69.00%          60.60%     $11,274,364   $18,600,000           5/1/01
22            $1,099,868           1.46     1.34          56.50%           1.70%        $225,672   $12,700,000          4/17/01
23              $561,517           1.46     1.34          56.50%           1.70%        $114,821    $6,600,000          4/17/01
24              $247,721           1.46     1.34          56.50%           1.70%         $50,387    $3,100,000          4/17/01
25            $1,435,278           1.37     1.35          76.40%          68.20%     $11,109,071   $16,300,000          1/20/01
26            $1,203,515           1.48     1.39          81.10%          73.20%      $9,513,419   $13,000,000           6/5/01
27              $302,630           1.31     1.29          64.50%          47.30%      $1,329,010    $3,410,000          2/14/01
28              $200,833           1.31     1.29          64.50%          47.30%      $1,227,870    $2,250,000           2/7/01
29              $199,890           1.31     1.29          64.50%          47.30%      $1,120,546    $2,200,000          2/14/01
30              $169,530           1.31     1.29          64.50%          47.30%      $1,018,678    $2,000,000          2/15/01
31              $176,222           1.31     1.29          64.50%          47.30%      $1,009,582    $1,850,000          2/14/01
32              $128,960           1.31     1.29          64.50%          47.30%        $650,497    $1,490,000           2/9/01
33              $111,541           1.31     1.29          64.50%          47.30%        $589,377    $1,350,000          2/18/01
34               $90,756           1.31     1.29          64.50%          47.30%        $432,211      $990,000          2/23/01
35               $73,187           1.31     1.29          64.50%          47.30%        $336,164      $770,000          2/15/01
36            $1,051,838           1.51     1.29          70.10%          61.60%      $8,782,817   $14,250,000          4/10/01
37            $1,365,917           1.77     1.66          60.80%          53.70%      $8,811,954   $16,400,000          4/19/01
38            $1,473,766           1.96     1.89          56.20%          48.90%      $8,688,619   $17,750,000          5/10/01
39            $1,203,476            1.5     1.36          65.10%          52.30%      $7,997,647   $15,300,000           6/1/01
40            $1,023,107           1.37     1.24          67.00%          59.50%      $8,604,357   $14,450,000           6/4/01
41            $1,065,283           1.47     1.39          69.10%          61.50%      $7,995,157   $13,000,000           3/7/01
42            $1,092,855           1.47     1.39          63.50%          57.00%      $8,031,580   $14,100,000          11/7/00
43            $1,245,799            1.7     1.67          69.80%          62.40%      $7,768,494   $12,440,000         10/10/00
44              $857,188            1.4     1.32          80.40%          72.10%      $7,214,072   $10,000,000           6/4/01
45            $1,297,657           2.01     1.92          49.80%          44.30%      $7,088,177   $16,000,000         11/22/00
46            $1,327,651           2.39     1.93          30.70%          25.30%      $6,316,426   $25,000,000           1/1/01
47            $1,183,672           1.61     1.5           44.60%          31.60%      $5,436,570   $17,200,000           6/7/01
48              $952,544           1.73     1.48          66.20%          59.00%      $6,670,072   $11,300,000          3/19/01
49              $802,997           1.35     1.22          74.20%          66.70%      $6,705,329   $10,050,000         12/12/00
50              $744,610           1.32     1.24          76.80%          67.60%      $6,487,718    $9,600,000           4/4/01
51              $841,790           1.41     1.33          73.40%          65.40%      $6,540,496   $10,000,000          5/15/01
52              $777,706           1.37     1.27          68.30%          60.80%      $6,353,256   $10,450,000          5/10/01
53              $953,191           1.74     1.71          58.20%          50.90%      $6,110,701   $12,000,000          4/24/01
54              $872,025           1.35     1.3           64.70%          39.60%      $4,193,940   $10,590,000           3/1/01
55              $911,390           1.57     1.5           68.90%          61.00%      $6,036,032    $9,900,000          5/29/01
56            $1,166,932           2.17     2.15          51.00%          44.80%      $5,911,511   $13,200,000          4/16/01
57              $887,928           1.59     1.55          70.70%          59.50%      $5,475,309    $9,200,000          5/11/01
58              $888,489           1.72     1.61          67.30%          61.40%      $5,836,753    $9,500,000           6/1/01
59              $747,690           1.43     1.37          66.20%          55.90%      $5,140,168    $9,200,000           4/1/98
60              $947,925           2.52     2.27          50.40%          50.40%      $6,000,000   $11,900,000          6/20/01
61              $668,921           1.46     1.31          73.90%          65.80%      $5,326,403    $8,100,000           3/2/01
62              $855,510           1.52     1.41          54.20%          43.00%      $4,674,035   $10,860,000           6/1/01
63              $720,226           1.45     1.41          73.90%          66.10%      $5,257,279    $7,950,000           2/1/01
64            $1,447,117           3.03     2.97          36.80%          32.60%      $5,178,810   $15,900,000           5/3/01
65              $779,393           1.67     1.56          75.40%          68.80%      $5,294,291    $7,700,000           6/4/01
66              $838,177           1.95     1.74          44.70%          40.70%      $5,210,883   $12,800,000          5/25/01
67              $946,556           2.47     1.87          47.60%          32.60%      $3,744,887   $11,500,000           3/2/01
68              $671,380           1.64     1.51          70.60%          62.60%      $4,723,396    $7,550,000           3/1/01
69              $755,405           1.72     1.68          54.30%          49.40%      $4,838,135    $9,800,000          5/18/01
70              $728,762           1.81     1.48          53.80%          36.90%      $3,618,537    $9,800,000          3/22/01
71              $749,638           1.64     1.49          57.10%          39.80%      $3,664,410    $9,200,000           6/1/01
72              $822,378           1.96     1.7           32.40%          22.50%      $3,544,239   $15,750,000          4/13/01
73              $718,217           1.85     1.72          65.10%          57.40%      $4,475,162    $7,800,000          6/22/01
74              $555,079           1.41     1.36          74.30%          65.60%      $4,364,129    $6,650,000          1/28/01
75              $561,976            1.6     1.41          67.80%          59.80%      $4,279,104    $7,150,000          3/26/01
76              $799,767           2.13     1.98          52.40%          46.90%      $4,155,935    $8,870,000           5/1/01
77              $523,528           1.31     1.25          70.20%          63.60%      $4,187,534    $6,580,000           1/1/01
78              $568,959           1.58     1.51          66.70%          59.00%      $4,044,396    $6,860,000          1/17/01
79              $533,419           1.55     1.42          63.10%          57.00%      $4,102,136    $7,200,000          5/17/01
80              $472,935           1.38     1.29          77.90%          68.40%      $3,968,718    $5,800,000           4/9/01
81              $578,227           1.35     1.31          69.80%           0.60%         $36,452    $6,445,000          2/14/01
82              $575,516           1.47     1.45          65.40%          55.90%      $3,833,114    $6,860,000          4/20/01
83              $790,009           2.18     2.06          51.20%          41.30%      $3,618,259    $8,760,000           7/3/01
84              $708,240           1.97     1.73          61.70%          46.20%      $3,350,660    $7,250,000          4/23/01
85              $601,020           1.28     1.18          72.40%           2.30%        $141,481    $6,130,000           3/8/01
86              $633,274           2.08     1.71          52.60%          46.70%      $3,899,672    $8,350,000          4/26/01
87              $253,294            1.5     1.32          74.00%          65.90%      $2,041,060    $3,100,000           2/6/01
88              $237,781            1.5     1.32          74.00%          65.90%      $1,863,575    $2,825,000           2/6/01
89              $262,206           1.39     1.35          44.10%          33.50%        $980,146    $3,350,000           3/1/01
90              $239,282           1.39     1.35          44.10%          33.50%        $932,157    $2,600,000           3/1/01
91              $272,710           1.39     1.35          44.10%          33.50%        $851,450    $2,080,000           3/1/01
92              $141,718           1.39     1.35          44.10%          33.50%        $551,859    $1,860,000           3/1/01
93              $685,636            2.3     2.12          50.90%          44.20%      $3,627,368    $8,200,000          4/18/01
94              $671,786           1.87     1.73          46.20%           2.20%        $187,340    $8,600,000           4/5/01
95              $571,329           1.42     1.35          55.20%           1.50%        $107,341    $7,000,000           8/1/01
96              $400,897           1.37     1.25          70.20%          64.50%      $3,484,303    $5,400,000          4/18/01
97              $412,435           1.42     1.36          72.30%          64.00%      $3,246,806    $5,075,000           3/6/01
98              $458,653           1.84     1.54          55.10%          49.00%      $3,211,209    $6,560,000          5/29/01
99              $604,712           2.29     2.11          55.70%          50.30%      $3,191,276    $6,350,000           6/1/01
100             $489,943           1.87     1.75          62.30%          54.60%      $3,058,828    $5,600,000           6/4/01
101             $441,108           1.49     1.36          71.80%          59.60%      $2,891,024    $4,850,000          3/23/01
102             $496,405           1.41     1.35          57.90%           1.60%         $94,302    $5,800,000          4/26/01
103             $487,524           1.97     1.75          62.40%          56.40%      $2,990,104    $5,300,000          5/18/01
104             $487,535           1.91     1.79          62.10%          54.80%      $2,905,060    $5,300,000          4/15/01
105             $433,853           1.18     1.15          58.80%           2.00%        $109,043    $5,500,000           3/8/01
106             $397,955           1.56     1.54          61.80%          55.60%      $2,835,337    $5,100,000          5/20/01
107             $351,640           1.22     1.18          72.40%          57.90%      $2,430,082    $4,200,000          12/7/00
108             $419,852           1.77     1.66          56.20%          44.60%      $2,363,767    $5,300,000           7/1/01
109             $338,911           1.42     1.36          74.20%          66.20%      $2,581,607    $3,900,000          4/16/01
110             $362,249           1.66     1.48          66.90%          59.70%      $2,537,031    $4,250,000          4/15/01
111             $442,388            2.2     1.9           54.80%          47.70%      $2,430,355    $5,100,000          6/13/01
112             $385,801           2.11     1.85          49.90%          43.30%      $2,340,236    $5,400,000          4/18/01
113             $401,523            1.8     1.7           54.70%          44.60%      $2,190,620    $4,915,000          4/10/01
114             $311,358           1.28     1.24          62.30%          51.90%      $2,225,627    $4,285,000          4/19/01
115             $286,524           1.42     1.34          75.80%          67.00%      $2,285,385    $3,410,000           3/6/01
116             $335,602           1.94     1.81          51.00%          47.00%      $2,350,928    $5,000,000          5/14/01
117             $460,884           2.61     2.29          40.90%          35.90%      $2,187,844    $6,100,000          4/23/01
118             $412,709           2.34     2.05          47.10%          41.30%      $2,187,844    $5,300,000          4/17/01
119             $280,748            1.5     1.4           74.90%          65.70%      $2,185,923    $3,325,000          4/25/01
120             $278,487           1.65     1.32          71.60%          58.50%      $1,948,758    $3,330,000          3/23/01
121             $369,127           2.06     1.66          53.50%          37.20%      $1,620,166    $4,350,000          4/25/01
122             $240,181           1.31     1.27          29.80%          19.40%        $711,235    $2,470,000           3/1/01
123             $254,054           1.31     1.27          29.80%          19.40%        $791,042    $5,270,000           3/1/01
124             $486,611           2.76     2.51          42.70%          34.30%      $1,845,432    $5,375,000          4/16/01
125             $308,817           1.65     1.5           63.30%          54.30%      $1,968,266    $3,625,000           5/1/01
126             $261,243           1.39     1.3           79.50%          71.70%      $2,042,138    $2,850,000          11/2/00
127             $276,321           1.31     1.27          32.90%          21.10%        $792,961    $4,190,000           3/1/01
128             $228,344           1.31     1.27          32.90%          21.10%        $647,180    $2,620,000           3/1/01
129             $353,560           2.09     1.98          52.50%          46.30%      $1,930,777    $4,170,000          2/19/01
130             $141,518           1.36     1.27          15.40%          12.20%        $448,636    $3,750,000           3/1/01
131             $131,854           1.36     1.27          15.40%          12.20%        $420,464    $3,180,000           3/1/01
132             $129,580           1.36     1.27          15.40%          12.20%        $411,542    $3,410,000           3/1/01
133             $119,889           1.36     1.27          15.40%          12.20%        $381,023    $3,330,000           3/1/01
134             $281,789           1.66     1.58          61.90%          55.10%      $1,864,423    $3,385,000          4/17/01
135             $214,451           1.37     1.25          73.90%          65.90%      $1,778,502    $2,700,000          3/13/01
136             $299,757           1.84     1.66          61.80%          50.90%      $1,639,217    $3,220,000          4/19/01
137             $256,786           1.57     1.45          71.10%          66.10%      $1,849,481    $2,800,000          3/23/01
138             $209,574           1.38     1.24          79.40%          71.00%      $1,738,445    $2,450,000           3/1/01
139             $243,948           1.53     1.39          63.00%          52.20%      $1,567,174    $3,000,000           4/4/01
140             $309,472           2.07     2.02          46.60%          38.00%      $1,419,263    $3,730,000           3/1/01
141             $214,605           1.33     1.27          28.50%          20.00%        $613,126    $3,040,000           3/1/01
142             $185,999           1.33     1.27          28.50%          20.00%        $540,391    $2,740,000           3/1/01
143             $332,662           2.84     2.58          34.70%          30.40%      $1,413,984    $4,650,000           6/1/01
144             $290,842           2.33     2.06          46.00%          37.50%      $1,311,460    $3,500,000          3/16/01
145             $192,777           1.36     1.23          58.30%           2.70%         $73,421    $2,760,000          3/26/01
146             $249,763            1.4     1.39          52.20%           1.60%         $48,785    $3,060,000          3/27/01
147             $346,814           2.28     2.22          41.20%          29.10%      $1,119,944    $3,850,000           5/2/01
148             $327,999           2.04     2.04          40.70%           2.10%         $83,568    $3,890,000          12/4/00
149             $200,505           1.51     1.45          65.50%          58.60%      $1,419,256    $2,420,000           3/2/01
150             $183,603           1.45     1.36          76.90%          62.70%      $1,253,229    $2,000,000           3/7/01
151             $317,413           1.59     1.51          42.60%           0.50%         $17,430    $3,400,000          1/29/01
152             $216,061           1.44     1.34          59.30%           1.80%         $44,319    $2,400,000           6/8/01
153             $151,006           1.36     1.3           70.90%          58.00%      $1,073,580    $1,850,000          2/13/01
154             $212,803              2     1.98          48.00%          42.50%      $1,146,755    $2,700,000           4/2/01
155             $183,829           1.69     1.67          53.30%          45.30%      $1,078,953    $2,380,000          3/19/01
156             $186,059           1.32     1.27          27.00%          13.70%        $582,766    $3,360,000           3/1/01
157              $94,221           1.32     1.27          27.00%          13.70%         $56,343    $1,320,000           3/1/01
158             $141,812           1.41     1.3           79.50%          71.70%      $1,110,636    $1,550,000          11/2/00
159             $134,769           1.36     1.3           62.70%          55.70%      $1,086,447    $1,950,000           6/5/01
160             $346,660           3.37     3.21          24.70%          20.30%        $982,209    $4,830,000          3/10/01
161             $249,001           2.36     2.24          43.80%           1.70%         $47,106    $2,715,000           4/4/01
162             $163,585           1.43     1.4           59.30%           0.50%          $9,697    $1,950,000           2/5/01
163             $238,013           1.66     1.49          35.50%           0.80%         $23,795    $3,150,000          4/16/01
164             $155,393           1.82     1.74          58.00%          51.90%        $919,391    $1,770,000           3/2/01
165             $143,957           1.87     1.74          61.10%          50.40%        $750,378    $1,490,000           4/7/01
166             $119,694           1.67     1.54          64.60%          53.40%        $699,094    $1,310,000           4/5/01
167             $119,679           1.66     1.56          64.40%          53.40%        $688,732    $1,290,000           4/9/01
168             $114,059           1.85     1.69          56.80%          45.70%        $640,332    $1,400,000           3/5/01

                                  1.77     1.64          60.80%          50.50%



MORTGAGE                                          LEASE
LOAN N0.           LARGEST TENANT(9)              EXPIRATION DATE        % NSF              SECOND LARGEST TENANT(9)
--------           -----------------              ---------------        -----              ------------------------
 1        Harper Collins                              4/30/06                    11.90%      Arthur Anderson
 2        Aventis Pharmaceutical, Inc.                1/31/10                   100.00%      NAP
 3        Xerox Corporation                           9/30/04                     8.00%      Linsco/Private Ledger
 4        Bed, Bath & Beyond                          1/31/10                    17.30%      Babies R Us
 5        Shop Rite                                   6/30/19                    25.00%      Office Max
 6        Sears                                       11/3/04                    29.40%      J.C. Penney
 7        WAL-MART.COM                                1/31/12                   100.00%      NAP
 8        Marshall's                                  12/31/01                   28.40%      The Sports Authority
 9        Metaldyne Machinery & Assembling            7/31/21                   100.00%      NAP
10        Metaldyne Machinery & Assembling            7/31/21                   100.00%      NAP
11        Metaldyne Machinery & Assembling            7/31/21                   100.00%      NAP
12        Metaldyne Machinery & Assembling            7/31/21                   100.00%      NAP
13        Metaldyne Machinery & Assembling            7/31/21                   100.00%      NAP
14        Modified Polymer Components, Inc.           7/31/03                     8.30%      Recif
15        Bealls                                      4/1/14                     35.20%      PetsMart
16        Petsmart                                    12/31/21                  100.00%      NAP
17        Petsmart                                    12/31/21                  100.00%      NAP
18        Petsmart                                    12/31/21                  100.00%      NAP
19        King Soopers, Inc.                          6/15/20                    60.40%      Jordan Wine and Spirits
20        Bed Bath & Beyond                           1/1/14                     16.30%      TJ Max/Marshalls
21        Bel Aire Mart                               6/30/18                    31.70%      Orchard Supply
22        Nationwide Mutual Insurance Co.             3/31/06                    21.60%      Progressive Casualty Insurance Co.
23        Party City                                  10/31/08                   30.20%      Hacker Helper
24        John T Haller, Attorney                     12/31/04                    9.50%      Gateway Engineer
25        Pathmark                                    7/31/20                   100.00%      NAP
26        NAP                                         NAP                NAP                 NAP
27        DE - San Jose                               3/31/21                   100.00%      NAP
28        DE - Scottsdale                             3/31/21                   100.00%      NAP
29        DE - Tropicana                              3/31/21                   100.00%      NAP
30        DE - Lawndale                               3/31/21                   100.00%      NAP
31        DE - Oxnard                                 3/31/21                   100.00%      NAP
32        DE - Cotati                                 3/31/21                   100.00%      NAP
33        DE - Cathedral City                         3/31/21                   100.00%      NAP
34        DE - Colton                                 3/31/21                   100.00%      NAP
35        DE - Albuquerque                            3/31/21                   100.00%      NAP
36        Si-Tex Marine Electronics, Inc              1/31/05                     9.60%      Verizon of Florida, Inc.
37        Metro Foods                                 3/31/20                    45.50%      Rite Aid
38        NAP                                         NAP                NAP                 NAP
39        AboveNet Communications, Inc.               5/31/20                   100.00%      NAP
40        NAP                                         NAP                NAP                 NAP
41        Prudential-Fox&Roach                        12/31/09                   16.90%      New Castle County
42        Office Depot                                8/31/14                    27.60%      Grape and Grain Wine
43        NAP                                         NAP                NAP                 NAP
44        NAP                                         NAP                NAP                 NAP
45        Vons Supermarket #1675                      12/31/24                   36.30%      Sav-on Drugs #9605
46        NAP                                         NAP                NAP                 NAP
47        Shaws Supermarket                           7/1/03                     49.60%      Joey'z Shopping Spree
48        Internet Management Solutions               1/31/05                    15.50%      Liberty Home Care
49        Summit Medical Group                        6/30/04                    20.80%      LM Berry
50        NAP                                         NAP                NAP                 NAP
51        River Oaks Imaging & Diagnostics            3/31/10                    20.50%      Blockkbuster Videos, Inc.
52        T J Maxx                                    4/30/05                    31.50%      Greenbacks, Inc.
53        NAP                                         NAP                NAP                 NAP
54        Macy's                                      10/31/11                  100.00%      NAP
55        NAP                                         NAP                NAP                 NAP
56        NAP                                         NAP                NAP                 NAP
57        NAP                                         NAP                NAP                 NAP
58        Minyard's (24 Hour Fitness)                 3/31/08                    43.60%      Hancock Fabrics
59        Sears Hardware                              11/23/07                   26.90%      Burro Corp. (Foodtown)
60        The Kroger Co.                              7/31/06                    37.60%      Grand Harbour Import Company
61        The News Group                              7/31/02                    17.00%      RPM
62        Schnucks - #267                             3/31/14                    41.30%      Bit Lots #201
63        Kinko's                                     12/31/10                   19.50%      The Mattress Firm
64        NAP                                         NAP                NAP                 NAP
65        NAP                                         NAP                NAP                 NAP
66        OBU,Inc dba Exec Data Base                  5/31/04                    28.50%      Forsythe Technology
67        Chicago ARC                                 12/31/04                    6.00%      Dowd & Bloch
68        Forman Mills                                2/28/10                    40.90%      Five Star Buffet (Golden Ox)
69        Ralph's Market                              10/1/14                   100.00%      NAP
70        UIC Prevention & Research Center            6/30/02                    21.80%      Cardenas/Fernandez
71        Nelinet                                     1/15/11                    27.90%      State Farm Mutual
72        A & R Floor Covering                        6/30/02                     9.40%      Yuan Chao Lian
73        R. B. Webber                                5/31/11                   100.00%      NAP
74        Certified Grocers                           10/1/19                    71.40%      Associates Financial
75        Guthy Renker                                12/31/14                   43.70%      Landes Slezak Group
76        Moen, Inc.                                  9/30/10                   100.00%      NAP
77        TMI Products, Inc.                          10/4/10                   100.00%      NAP
78        Publix Store #610                           4/30/20                    54.30%      Video Warehouse TLH Inc
79        COMP USA                                    7/1/08                     33.30%      Bally Fitness
80        NAP                                         NAP                NAP                 NAP
81        Bi-Lo, Inc.                                 2/28/21                   100.00%      NAP
82        Best Buy Co., Inc.                          1/31/21                   100.00%      NAP
83        Dynisco LLC                                 4/30/10                    78.30%      Cisco Systems, Inc
84        Big Lots Stores, Inc.                       1/31/08                    25.60%      Harbor Freight Tools USA
85        Butte County:  Department of Social Welfare 2/18/16                    66.00%      Oroville Union High School District
86        Lowe's H I W, Inc.                          10/9/20                   100.00%      NAP
87        Clover Manufacturing, Inc.                  12/31/04                   49.70%      Lannett Co., Inc.
88        Integrity Textile, Inc.                     12/31/04                   50.00%      Iron Mountain Records Management Co.,
89        Albertson's                                 12/31/04                  100.00%      NAP
90        Albertson's                                 12/31/04                  100.00%      NAP
91        Albertson's                                 12/31/04                  100.00%      NAP
92        Ralph's Supermarket                         12/31/04                  100.00%      NAP
93        NAP                                         NAP                NAP                 NAP
94        County of Santa Clara                       8/31/11                   100.00%      NAP
95        Best Buy                                    4/1/17                    100.00%      NAP
96        NAP                                         NAP                NAP                 NAP
97        Food Lion                                   7/18/20                    63.30%      Family Dollar
98        Schmidt Baking Company Inc.                 2/28/09                    35.00%      RLR Inc
99        NAP                                         NAP                NAP                 NAP
100       NAP                                         NAP                NAP                 NAP
101       Sneads for Men                              11/30/03                    9.80%      Talbots
102       Publix Super Markets, Inc.                  12/1/18                    70.80%      William Frank DVM
103       Vons Market - #173                          6/30/06                    52.60%      Eddy's Family Restaurant
104       Fidelity National Bank                      7/31/07                    28.00%      Nevada Bob's
105       Office Depot, Inc.                          3/31/15                   100.00%      NAP
106       NAP                                         NAP                NAP                 NAP
107       The Gap Inc                                 1/31/08                   100.00%      NAP
108       Airborne Freight Corporation                7/19/11                   100.00%      NAP
109       NAP                                         NAP                NAP                 NAP
110       Fidelity National Title                     6/30/08                    76.20%      Chidester & Associates
111       O' Tec Industries, Inc.                     5/31/06                    24.80%      Fannon-Luers Associates, Inc.
112       NAP                                         NAP                NAP                 NAP
113       Howard C. & Karen S. McClella               3/31/06                    14.20%      Emerald Coast Bank
114       Office Depot, Inc.                          9/30/15                   100.00%      NAP
115       Food Lion                                   3/31/19                    72.10%      Family Dollar Stores of Georgia Inc
116       Cynthia Brokaw Clark                        9/30/05                     8.80%      Robert Swanson
117       Wipers Express, Inc.                        12/31/02                   17.90%      Creative Companies, LLC
118       J-star Research                             11/1/04                    17.70%      Sequel Concepts
119       NAP                                         NAP                NAP                 NAP
120       Westburne Supply Inc.                       12/31/05                   40.30%      Soteria Family Health
121       Alta Loma School District                   10/31/02                   13.40%      Baseline Animal Hospital
122       Albertson's                                 6/30/05                   100.00%      NAP
123       Albertson's                                 12/31/03                  100.00%      NAP
124       G. Trochalakis dba Infinity Color Lab       4/30/03                    10.30%      Nanostructures
125       Friedman, Feiger                            4/30/16                    69.60%      Sapphire Technologies
126       NAP                                         NAP                NAP                 NAP
127       Albertson's                                 12/31/03                  100.00%      NAP
128       Albertson's                                 6/30/05                   100.00%      NAP
129       T.D. Spirits and Wines                      3/31/05                    18.20%      Health South
130       Albertson's                                 12/31/02                  100.00%      NAP
131       Albertson's                                 12/31/02                  100.00%      NAP
132       Albertson's                                 12/31/07                  100.00%      NAP
133       Albertson's                                 12/31/02                  100.00%      NAP
134       Mentor Graphics Corporation                 7/31/06                    51.90%      Eastman Insurance Agency
135       Builders Excavating                         6/30/03                    32.90%      Cleveland Architectural Hardware
136       St of CA Dept of Consumer Aff               9/30/04                    62.60%      Radian Int'l
137       Rigo Cabrera Tile                           4/30/05                    15.50%      Gary's Glass
138       NAP                                         NAP                NAP                 NAP
139       Loan Link Financial Services                11/30/05                   50.90%      Pension Professionals
140       America West Financial                      5/31/04                    82.70%      Giti International Oriental Rugs
141       Albertson's                                 12/31/03                  100.00%      NAP
142       Albertson's                                 12/31/03                  100.00%      NAP
143       Prudential Insurance Co. of America         7/31/05                    36.80%      Bank of Stockdale
144       Auto Care +                                 MTM                        10.70%      Holley Generator
145       NAP                                         NAP                NAP                 NAP
146       Walgreens                                   6/30/20                   100.00%      NAP
147       NAP                                         NAP                NAP                 NAP
148       GMS Realty LLC                              1/22/63                   100.00%      NAP
149       Hubcaps Restaurant                          11/30/10                   26.90%      Pendleton Woolen Mills
150       NAP                                         NAP                NAP                 NAP
151       Far East American, Inc.                     12/31/10                   59.20%      Mystique Films
152       Harutun Cifci t/a United Autobody           11/30/02                   35.80%      PGM MINA, Inc.
153       NAP                                         NAP                NAP                 NAP
154       Walgreens                                   6/30/59                   100.00%      NAP
155       Walgreens                                   4/30/59                   100.00%      NAP
156       Albertson's                                 12/31/03                  100.00%      NAP
157       Sav-on-Drugs                                12/31/03                  100.00%      NAP
158       NAP                                         NAP                NAP                 NAP
159       NAP                                         NAP                NAP                 NAP
160       Mandel Buder & Verges Law Firm              2/28/06                    72.40%      William Bayne
161       NAP                                         NAP                NAP                 NAP
162       NAP                                         NAP                NAP                 NAP
163       TRW Astro Aerospace                         12/31/04                  100.00%      NAP
164       Take One Video (Family Video Enterprises)   3/31/02                    27.70%      Gold N Goodies
165       Blockbuster Video, Inc.                     6/30/06                    58.30%      Melissa Grubb/96th Street Beach, Inc.
166       TBO, LLC dba Mattress Gallery               6/30/04                    55.60%      Star Maker One Hour Photo, Inc.
167       Box Office Video                            3/1/05                     50.00%      Kat's Pub, Inc.
168       NAP                                         NAP                NAP                 NAP




               LEASE
MORTGAGE       EXPIRATION                                                                     LEASE
LOAN NO.       DATE                 % NSF            THIRD LARGEST TENANT(9)                  EXPIRATION DATE           % NSF
--------       ----                 -----            -----------------------                  ---------------           -----
 1            4/30/04                  6.90% 1       Manhattan Parking                          10/31/16                     5.40%
 2            NAP                        NAP 2       NAP                                        NAP                            NAP
 3            8/31/02                  7.90% 3       Fitzhugh and Associates                    12/31/02                     6.70%
 4            1/31/14                 16.00% 4       Marshalls (TJX)                            10/31/09                    13.50%
 5            6/30/08                 12.70% 5       Linens N' Things                           6/30/03                     12.50%
 6            10/31/09                23.00% 6       Limited/Limited Too/Bath & Body            1/31/06                      2.50%
 7            NAP                        NAP 7       NAP                                        NAP                            NAP
 8            4/30/05                 26.00% 8       Comp USA                                   11/30/04                    17.70%
 9            NAP                        NAP 9       NAP                                        NAP                            NAP
10            NAP                        NAP10       NAP                                        NAP                            NAP
11            NAP                        NAP11       NAP                                        NAP                            NAP
12            NAP                        NAP12       NAP                                        NAP                            NAP
13            NAP                        NAP13       NAP                                        NAP                            NAP
14            7/31/03                  4.10%14       Informed Diagnostics, Inc.                 2/28/03                      4.10%
15            5/1/14                  13.70%15       Staples                                    5/1/14                      12.60%
16            NAP                        NAP16       NAP                                        NAP                            NAP
17            NAP                        NAP17       NAP                                        NAP                            NAP
18            NAP                        NAP18       NAP                                        NAP                            NAP
19            7/31/05                  5.00%19       Hallmark Cards                             8/31/05                      4.10%
20            8/1/08                  13.70%20       Petsmart                                   1/31/14                     12.50%
21            1/31/19                 28.30%21       Longs Drug Stores                          10/13/24                    15.00%
22            4/30/03                 10.80%22       ATI                                        11/30/02                    10.60%
23            9/30/08                 21.90%23       Hollywood Video                            10/31/08                    19.10%
24            1/31/02                  7.10%24       Assurance Settlement                       11/30/03                     7.10%
25            NAP                        NAP25       NAP                                        NAP                            NAP
26            NAP                        NAP26       NAP                                        NAP                            NAP
27            NAP                        NAP27       NAP                                        NAP                            NAP
28            NAP                        NAP28       NAP                                        NAP                            NAP
29            NAP                        NAP29       NAP                                        NAP                            NAP
30            NAP                        NAP30       NAP                                        NAP                            NAP
31            NAP                        NAP31       NAP                                        NAP                            NAP
32            NAP                        NAP32       NAP                                        NAP                            NAP
33            NAP                        NAP33       NAP                                        NAP                            NAP
34            NAP                        NAP34       NAP                                        NAP                            NAP
35            NAP                        NAP35       NAP                                        NAP                            NAP
36            4/30/04                  8.10%36       Lifestyle Family Fitness, LLC              5/31/06                      6.80%
37            8/31/04                 11.70%37       Colbert Matz                               4/30/04                      4.50%
38            NAP                        NAP38       NAP                                        NAP                            NAP
39            NAP                        NAP39       NAP                                        NAP                            NAP
40            NAP                        NAP40       NAP                                        NAP                            NAP
41            6/30/04                 11.00%41       Wagner's True Value                        1/31/06                      8.10%
42            10/31/10                 7.20%42       Pro-Golf                                   1/1/09                       6.30%
43            NAP                        NAP43       NAP                                        NAP                            NAP
44            NAP                        NAP44       NAP                                        NAP                            NAP
45            5/11/13                 17.40%45       Safeway                                    11/30/03                    16.70%
46            NAP                        NAP46       NAP                                        NAP                            NAP
47            11/1/05                  8.60%47       Hometown Buffet                            12/1/10                    690.00%
48            12/31/02                10.30%48       Loman Garrett                              4/30/02                      7.80%
49            12/31/04                19.10%49       Perfect Serve, Inc.                        10/31/05                     7.60%
50            NAP                        NAP50       NAP                                        NAP                            NAP
51            11/30/06                11.20%51       The Mattress Firm                          3/31/05                      6.80%
52            1/31/07                 12.10%52       Wherehouse Records                         3/31/06                      7.40%
53            NAP                        NAP53       NAP                                        NAP                            NAP
54            NAP                        NAP54       NAP                                        NAP                            NAP
55            NAP                        NAP55       NAP                                        NAP                            NAP
56            NAP                        NAP56       NAP                                        NAP                            NAP
57            NAP                        NAP57       NAP                                        NAP                            NAP
58            12/31/04                 7.90%58       Cato Corporation                           3/1/04                       5.40%
59            10/31/02                25.20%59       Pharmacy Services (Roselle Pharmacy)       5/31/08                      6.40%
60            11/30/02                11.70%60       Tuesday Morning, Inc.                      1/15/06                      6.10%
61            12/31/03                17.00%61       Compax                                     7/31/04                      8.50%
62            1/31/02                 14.90%62       Fashion Bug #2842                          1/31/04                      8.50%
63            1/31/11                 17.20%63       Carpet Mills                               4/30/06                     11.70%
64            NAP                        NAP64       NAP                                        NAP                            NAP
65            NAP                        NAP65       NAP                                        NAP                            NAP
66            6/30/03                  5.60%66       Mullaly Marketing                          9/30/02                      5.40%
67            5/31/11                  3.90%67       Foundation for Excellence                  6/30/04                      3.90%
68            10/31/09                 8.90%68       Blockbuster Video                          1/31/06                      8.90%
69            NAP                        NAP69       NAP                                        NAP                            NAP
70            5/31/03                  8.80%70       UIC Prevention & Research Center           6/30/04                      8.20%
71            2/28/06                 17.40%71       IT Solutions, Inc                          1/15/08                     10.50%
72            5/31/02                  3.50%72       The Ivy Guild                              11/30/01                     3.50%
73            NAP                        NAP73       NAP                                        NAP                            NAP
74            10/31/01                 3.50%74       Lata Daswani/Manisha Daswani               11/14/03                     3.10%
75            12/31/02                10.90%75       Benson Family Medical Group                8/31/03                      5.50%
76            NAP                        NAP76       NAP                                        NAP                            NAP
77            NAP                        NAP77       NAP                                        NAP                            NAP
78            8/15/05                  9.20%78       Hobbit Hoagies                             11/30/05                     5.40%
79            7/31/10                 30.70%79       Turner's Outdoorsman                       2/28/04                     10.90%
80            NAP                        NAP80       NAP                                        NAP                            NAP
81            NAP                        NAP81       NAP                                        NAP                            NAP
82            NAP                        NAP82       NAP                                        NAP                            NAP
83            5/31/05                 21.70%83       NAP                                        NAP                            NAP
84            4/30/07                 10.90%84       Shoe Carnival, Inc.                        1/31/04                     10.30%
85            2/18/16                 13.20%85       Butte County:  Public Health               2/18/16                      5.10%
86            NAP                        NAP86       NAP                                        NAP                            NAP
87            4/30/04                 27.90%87       Keymar                                     8/31/01                     22.40%
88            10/31/04                50.00%88       NAP                                        NAP                            NAP
89            NAP                        NAP89       NAP                                        NAP                            NAP
90            NAP                        NAP90       NAP                                        NAP                            NAP
91            NAP                        NAP91       NAP                                        NAP                            NAP
92            NAP                        NAP92       NAP                                        NAP                            NAP
93            NAP                        NAP93       NAP                                        NAP                            NAP
94            NAP                        NAP94       NAP                                        NAP                            NAP
95            NAP                        NAP95       NAP                                        NAP                            NAP
96            NAP                        NAP96       NAP                                        NAP                            NAP
97            12/31/05                15.40%97       Bell South Personal Communications LLC     11/30/03                     4.00%
98            1/30/10                 31.20%98       WR Grace & Co.                             4/30/02                     26.30%
99            NAP                        NAP99       NAP                                        NAP                            NAP
100           NAP                        NAP100      NAP                                        NAP                            NAP
101           1/31/03                  9.60%101      Sylvan Learning Center                     9/30/05                      9.30%
102           9/30/04                  7.50%102      Liquors 46, Inc.                           8/31/04                      3.70%
103           1/31/01                  6.40%103      Q Furniture                                12/31/06                     4.50%
104           7/31/02                 15.50%104      Tokyo Lobby                                7/31/04                     14.10%
105           NAP                        NAP105      NAP                                        NAP                            NAP
106           NAP                        NAP106      NAP                                        NAP                            NAP
107           NAP                        NAP107      NAP                                        NAP                            NAP
108           NAP                        NAP108      NAP                                        NAP                            NAP
109           NAP                        NAP109      NAP                                        NAP                            NAP
110           9/30/05                 23.80%110      NAP                                        NAP                            NAP
111           11/1/02                 17.10%111      Fabrication Designs, Inc.                  1/31/04                     14.50%
112           NAP                        NAP112      NAP                                        NAP                            NAP
113           3/31/11                 12.50%113      Payless                                    4/30/11                      9.60%
114           NAP                        NAP114      NAP                                        NAP                            NAP
115           12/31/05                17.50%115      Sun Nails                                  11/14/05                     2.60%
116           7/31/03                  7.20%116      Dave Mokros DBA                            7/31/03                      7.00%
117           9/30/04                  8.20%117      International Foods & Conference           1/31/05                      8.20%
118           4/3/03                  13.30%118      Denville Scientifique, Inc.                8/31/04                      9.50%
119           NAP                        NAP119      NAP                                        NAP                            NAP
120           3/31/11                 15.30%120      Carlson Companies                          2/28/02                     11.60%
121           12/31/02                 5.80%121      Five Star Catering Service                 3/31/03                      5.40%
122           NAP                        NAP122      NAP                                        NAP                            NAP
123           NAP                        NAP123      NAP                                        NAP                            NAP
124           11/30/03                 8.90%124      Philip Goldworth dba CGRAFX                7/31/03                      8.80%
125           12/31/03                17.70%125      Sun Temporary                              10/31/03                    12.70%
126           NAP                        NAP126      NAP                                        NAP                            NAP
127           NAP                        NAP127      NAP                                        NAP                            NAP
128           NAP                        NAP128      NAP                                        NAP                            NAP
129           10/31/05                12.10%129      Subway Real Estate Corp.                   4/30/05                      6.10%
130           NAP                        NAP130      NAP                                        NAP                            NAP
131           NAP                        NAP131      NAP                                        NAP                            NAP
132           NAP                        NAP132      NAP                                        NAP                            NAP
133           NAP                        NAP133      NAP                                        NAP                            NAP
134           2/28/07                 38.00%134      GATS Ventures                              3/31/05                     10.10%
135           11/30/02                15.20%135      Diamond Tech Machine                       3/31/03                      9.70%
136           4/14/03                 37.40%136      NAP                                        NAP                            NAP
137           1/31/05                 11.10%137      Orlando Sentinel                           4/30/03                     11.10%
138           NAP                        NAP138      NAP                                        NAP                            NAP
139           2/28/05                 12.80%139      Gillings & Associates                      2/28/04                     12.10%
140           2/28/16                 17.30%140      NAP                                        NAP                            NAP
141           NAP                        NAP141      NAP                                        NAP                            NAP
142           NAP                        NAP142      NAP                                        NAP                            NAP
143           5/31/07                 19.40%143      Michael Goldring                           5/5/05                      12.70%
144           4/30/04                 10.00%144      Group Video                                11/30/02                     6.80%
145           NAP                        NAP145      NAP                                        NAP                            NAP
146           NAP                        NAP146      NAP                                        NAP                            NAP
147           NAP                        NAP147      NAP                                        NAP                            NAP
148           NAP                        NAP148      NAP                                        NAP                            NAP
149           8/31/02                 24.80%149      Koreana Kitchen                            4/30/08                     16.50%
150           NAP                        NAP150      NAP                                        NAP                            NAP
151           12/31/04                40.80%151      NAP                                        NAP                            NAP
152           2/28/03                 14.00%152      S&W Foreign Cars Services, Inc.            4/30/06                      7.20%
153           NAP                        NAP153      NAP                                        NAP                            NAP
154           NAP                        NAP154      NAP                                        NAP                            NAP
155           NAP                        NAP155      NAP                                        NAP                            NAP
156           NAP                        NAP156      NAP                                        NAP                            NAP
157           NAP                        NAP157      NAP                                        NAP                            NAP
158           NAP                        NAP158      NAP                                        NAP                            NAP
159           NAP                        NAP159      NAP                                        NAP                            NAP
160           6/30/04                 27.60%160      NAP                                        NAP                            NAP
161           NAP                        NAP161      NAP                                        NAP                            NAP
162           NAP                        NAP162      NAP                                        NAP                            NAP
163           NAP                        NAP163      NAP                                        NAP                            NAP
164           3/31/02                 18.40%164      Johnny's Donuts                            2/28/02                     14.00%
165           3/31/06                 13.90%165      Indy Wrapps, LLC dba Thatsa Wrap           6/30/03                     13.90%
166           11/30/05                11.10%166      Karma Records                              5/31/06                     11.10%
167           5/30/04                 16.70%167      Great Clips                                12/31/05                    16.70%
168           NAP                        NAP168      NAP                                        NAP                            NAP



                                        CAPITAL
          INSURANCE        TAX          EXPENDITURE      TI/LC            OTHER                         SPRINGING
MORTGAGE  ESCROW           ESCROW       ESCROW           ESCROW           ESCROW                        ESCROW
LOAN NO.  IN PLACE         IN PLACE     IN PLACE(10)     IN PLACE(11)     DESCRIPTION(12)               DESCRIPTION(13)
--------  --------         --------     ------------     ------------     ---------------               ---------------
 1           No               No             No            No              NAP                            NAP
 2           Yes             Yes             No            No              NAP                            TI/LC
 3           No              Yes             No            No              NAP                            NAP
 4           No              Yes            Yes            No              Special Lease Deposit          Insurance, TI/LC
 5           Yes             Yes            Yes            Yes             Tenant Holdback                NAP
 6           Yes             Yes            Yes            No              NAP                            NAP
 7           No               No            Yes            No              NAP                            NAP
 8           No               No             No            No              NAP                            Tax, Insurance, Cap Ex
 9           No               No            Yes            No              NAP                            Tax, Insurance
10           No               No            Yes            No              NAP                            Tax, Insurance
11           No               No            Yes            No              NAP                            Tax, Insurance
12           No               No            Yes            No              NAP                            Tax, Insurance
13           No               No            Yes            No              NAP                            Tax, Insurance
14           No              Yes            Yes            No              NAP                            Insurance
15           No              Yes            Yes            No              NAP                            Insurance
16           No               No             No            No              NAP                            Tax, Insurance, Cap Ex
17           No               No             No            No              NAP                            Tax, Insurance, Cap Ex
18           No               No             No            No              NAP                            Tax, Insurance, Cap Ex
19           No              Yes             No            Yes             NAP                            NAP
20           No              Yes            Yes            No              NAP                            Insurance
21           No              Yes            Yes            No              NAP                            NAP
22           Yes             Yes            Yes            No              NAP                            NAP
23           Yes             Yes            Yes            No              NAP                            NAP
24           Yes             Yes            Yes            No              NAP                            NAP
25           No               No            Yes            Yes             Construction Obligations       NAP
26           No              Yes             No            No              NAP                            NAP
27           No              Yes            Yes            No              NAP                            Insurance
28           No              Yes            Yes            No              NAP                            Insurance
29           No              Yes            Yes            No              NAP                            Insurance
30           No              Yes            Yes            No              NAP                            Insurance
31           No              Yes            Yes            No              NAP                            Insurance
32           No              Yes            Yes            No              NAP                            Insurance
33           No              Yes            Yes            No              NAP                            Insurance
34           No              Yes            Yes            No              NAP                            Insurance
35           No              Yes            Yes            No              NAP                            Insurance
36           Yes             Yes            Yes            Yes             NAP                            NAP
37           Yes             Yes            Yes            No              NAP                            NAP
38           No              Yes             No            No              NAP                            NAP
39           No               No             No            No              NAP                            NAP
40           Yes             Yes            Yes            No              NAP                            NAP
41           Yes             Yes            Yes            Yes             NAP                            NAP
42           Yes             Yes             No            Yes             NAP                            NAP
43           Yes             Yes            Yes            No              NAP                            NAP
44           No              Yes             No            No              NAP                            NAP
45           No               No             No            Yes             Tenant Holdback                NAP
46           Yes             Yes            Yes            No              Equipment Lease                NAP
47           No              Yes             No            No              NAP                            NAP
48           Yes             Yes            Yes            No              NAP                            NAP
49           Yes             Yes             No            Yes             NAP                            NAP
50           Yes             Yes            Yes            No              NAP                            NAP
51           Yes             Yes             No            No              Certificate of Occupancy       TI/LC
52           Yes             Yes            Yes            Yes             NAP                            NAP
53           Yes             Yes            Yes            No              NAP                            NAP
54           No               No             No            No              NAP                            Tax, Insurance
55           No              Yes             No            No              NAP                            NAP
56           No              Yes             No            No              NAP                            NAP
57           No              Yes            Yes            No              NAP                            NAP
58           No              Yes            Yes            Yes             NAP                            NAP
59           Yes             Yes            Yes            Yes             NAP                            TI/LC
60           No               No            Yes            No              NAP                            TI/LC
61           Yes             Yes            Yes            No              NAP                            TI/LC
62           No               No             No            No              NAP                            NAP
63           No              Yes             No            Yes             NAP                            NAP
64           No              Yes             No            No              NAP                            NAP
65           No              Yes            Yes            No              NAP                            NAP
66           No              Yes            Yes            Yes             NAP                            Cap Ex
67           No              Yes            Yes            No              Ground Rent                    Insurance
68           No              Yes            Yes            Yes             NAP                            NAP
69           No               No             No            No              NAP                            Tax, Insurance, TI/LC
70           No              Yes            Yes            Yes             NAP                            Insurance
71           Yes             Yes            Yes            Yes             Occupancy Holdback             NAP
72           Yes             Yes            Yes            No              NAP                            NAP
73           No              Yes            Yes            Yes             NAP                            NAP
74           Yes             Yes            Yes            Yes             NAP                            TI/LC
75           No              Yes            Yes            Yes             NAP                            Insurance
76           Yes             Yes            Yes            No              NAP                            NAP
77           Yes             Yes            Yes            Yes             NAP                            NAP
78           No              Yes             No            No              NAP                            NAP
79           No              Yes             No            No              NAP                            NAP
80           Yes             Yes            Yes            No              NAP                            NAP
81           No               No             No            No              NAP                            Tax, Insurance
82           No               No             No            No              NAP                            Tax, Insurance
83           Yes             Yes             No            No              NAP                            TI/LC
84           No               No             No            No              NAP                            NAP
85           No              Yes             No            No              NAP                            Insurance
86           No               No             No            No              NAP                            Tax, Insurance
87           Yes             Yes            Yes            Yes             Vacancy Reserve                NAP
88           Yes             Yes            Yes            Yes             NAP                            NAP
89           No               No             No            No              NAP                            Tax, Insurance
90           No               No             No            No              NAP                            Tax, Insurance
91           No               No             No            No              NAP                            Tax, Insurance
92           No               No             No            No              NAP                            Tax, Insurance
93           Yes             Yes            Yes            No              NAP                            NAP
94           No              Yes             No            No              NAP                            Insurance
95           No              Yes             No            No              NAP                            NAP
96           Yes             Yes            Yes            No              NAP                            NAP
97           Yes             Yes             No            Yes             NAP                            NAP
98           No              Yes             No            No              NAP                            NAP
99           No              Yes            Yes            No              NAP                            NAP
100          Yes             Yes             No            No              NAP                            NAP
101          Yes             Yes             No            No              NAP                            NAP
102          No               No             No            No              NAP                            NAP
103          No              Yes            Yes            Yes             NAP                            NAP
104          Yes             Yes            Yes            No              NAP                            NAP
105          Yes             Yes            Yes            No              NAP                            TI/LC
106          No              Yes            Yes            No              NAP                            Cap Ex
107          No              Yes             No            No              NAP                            Tax
108          No               No             No            No              NAP                            NAP
109          No              Yes             No            No              NAP                            NAP
110          Yes             Yes            Yes            Yes             NAP                            TI/LC
111          No              Yes             No            No              NAP                            TI/LC
112          Yes             Yes            Yes            No              NAP                            NAP
113          Yes             Yes            Yes            Yes             NAP                            NAP
114          Yes             Yes            Yes            No              NAP                            TI/LC
115          Yes             Yes             No            No              NAP                            NAP
116          No              Yes             No            No              NAP                            NAP
117          No               No             No            No              NAP                            Tax, Insurance, Cap Ex
118          No               No             No            No              NAP                            Tax, Insurance, Cap Ex
119          Yes             Yes            Yes            No              NAP                            NAP
120          Yes             Yes             No            Yes             NAP                            NAP
121          No               No             No            No              NAP                            TI/LC
122          No               No             No            No              NAP                            Tax, Insurance
123          No               No             No            No              NAP                            Tax, Insurance
124          No               No             No            No              NAP                            Insurance
125          Yes             Yes            Yes            Yes             NAP                            NAP
126          Yes             Yes            Yes            No              NAP                            NAP
127          No               No             No            No              NAP                            Tax, Insurance
128          No               No             No            No              NAP                            Tax, Insurance
129          No               No             No            No              NAP                            TI/LC
130          No               No             No            No              NAP                            Tax, Insurance
131          No               No             No            No              NAP                            Tax, Insurance
132          No               No             No            No              NAP                            Tax, Insurance
133          No               No             No            No              NAP                            Tax, Insurance
134          No              Yes            Yes            Yes             NAP                            NAP
135          Yes             Yes            Yes            Yes             NAP                            NAP
136          Yes             Yes            Yes            Yes             NAP                            TI/LC
137          Yes             Yes             No            No              NAP                            NAP
138          Yes             Yes            Yes            No              NAP                            NAP
139          Yes             Yes            Yes            Yes             NAP                            NAP
140          No              Yes            Yes            No              NAP                            Insurance
141          No               No             No            No              NAP                            Tax, Insurance
142          No               No             No            No              NAP                            Tax, Insurance
143          Yes             Yes             No            No              NAP                            NAP
144          Yes             Yes             No            No              NAP                            NAP
145          No               No             No            No              NAP                            NAP
146          No               No             No            No              NAP                            NAP
147          No               No             No            No              NAP                            NAP
148          No               No             No            No              NAP                            Tax, Insurance
149          Yes             Yes             No            No              NAP                            NAP
150          Yes             Yes            Yes            No              NAP                            NAP
151          No               No             No            No              NAP                            NAP
152          Yes             Yes            Yes            Yes             NAP                            NAP
153          Yes             Yes            Yes            No              NAP                            NAP
154          No               No             No            No              NAP                            Tax, Insurance
155          No               No             No            No              NAP                            NAP
156          No               No             No            No              NAP                            Tax, Insurance
157          No               No             No            No              NAP                            Tax, Insurance
158          Yes             Yes            Yes            No              NAP                            NAP
159          Yes             Yes            Yes            No              NAP                            NAP
160          No               No             No            No              NAP                            NAP
161          Yes             Yes             No            No              NAP                            NAP
162          Yes             Yes            Yes            No              NAP                            NAP
163          No               No             No            No              NAP                            NAP
164          Yes             Yes             No            No              NAP                            NAP
165          Yes             Yes            Yes            No              NAP                            TI/LC
166          Yes             Yes            Yes            Yes             NAP                            NAP
167          Yes             Yes            Yes            Yes             NAP                            NAP
168          Yes             Yes             No            No              NAP                            NAP

           37.96%           71.76%         51.72%         25.98%



           INITIAL              MONTHLY              CURRENT
           CAPITAL              CAPITAL              CAPITAL         INITIAL          MONTHLY          CURRENT
           EXPENDITURE          EXPENDITURE          EXPENDITURE     TI/LC            TI/LC            TI/LC
MORTGAGE   ESCROW               ESCROW               ESCROW          ESCROW           ESCROW           ESCROW         ENVIRONMENTAL
LOAN N0.   REQUIREMENT(14)      REQUIREMENT(15)      BALANCE(16)     REQUIREMENT(17)  REQUIREMENT(18)  BALANCE(19)    INSURANCE
--------   ---------------      ---------------      -----------     ---------------  ---------------  -----------    ---------
 1                 $0                  $0                  $0           $0                 $0              $0                 No
 2                 $0                  $0                  $0           $0                 $0              $0                 No
 3                 $0                  $0                  $0           $0                 $0              $0                 No
 4                 $0              $2,925              $2,925           $0                 $0              $0                 No
 5            $10,000              $3,015             $10,000         $7,612             $7,612          $7,612              Yes
 6                 $0             $13,808            $110,464           $0                 $0              $0                 No
 7                 $0              $1,760                  $0           $0                 $0              $0                Yes
 8                 $0                  $0                  $0           $0                 $0              $0                Yes
 9            $37,550                  $0             $38,121           $0                 $0              $0                 No
10           $238,609                  $0            $239,760           $0                 $0              $0                 No
11           $224,459                  $0            $224,712           $0                 $0              $0                Yes
12           $347,492                  $0            $348,103           $0                 $0              $0                 No
13           $151,890                  $0            $152,483           $0                 $0              $0                 No
14                 $0              $5,588                  $0           $0                 $0              $0                 No
15             $2,372              $2,372              $7,130           $0                 $0              $0                 No
16                 $0                  $0                  $0           $0                 $0              $0                 No
17                 $0                  $0                  $0           $0                 $0              $0                 No
18                 $0                  $0                  $0           $0                 $0              $0                 No
19                 $0                  $0                  $0           $0               $2,000            $0                Yes
20             $2,729              $2,729              $2,729           $0                 $0              $0                 No
21                 $0              $2,512                  $0           $0                 $0              $0                 No
22             $1,432              $1,432                  $0           $0                 $0           $300,000              No
23               $393                $393              $4,201           $0                 $0           $300,000              No
24               $275                $275                  $0           $0                 $0           $300,000              No
25                 $0                $787              $3,152           $0               $1,313          $5,257              Yes
26                 $0                  $0                  $0           $0                 $0              $0                 No
27                 $0                $170              $1,116           $0                 $0              $0                 No
28                 $0                $159              $1,031           $0                 $0              $0                 No
29                 $0                $527                $941           $0                 $0              $0                 No
30                 $0                $216                $856           $0                 $0              $0                 No
31                 $0                $169                $848           $0                 $0              $0                 No
32                 $0                $227                $546           $0                 $0              $0                 No
33                 $0                $295                $495           $0                 $0              $0                 No
34                 $0                $238                $363           $0                 $0              $0                 No
35                 $0                $163                $282           $0                 $0              $0                 No
36                 $0              $2,536                  $0           $0               $6,762            $0                 No
37            $12,088              $1,513             $15,113           $0                 $0              $0                Yes
38                 $0                  $0                  $0           $0                 $0              $0                 No
39                 $0                  $0                  $0           $0                 $0              $0                 No
40            $73,438              $7,000             $73,438           $0                 $0              $0                 No
41            $50,375                $781             $51,156        $295,000              $0           $295,000              No
42                 $0                  $0                  $0           $0               $2,000          $12,000              No
43                 $0              $2,667              $4,242           $0                 $0              $0                 No
44                 $0                  $0                  $0           $0                 $0              $0                 No
45                 $0                  $0                  $0        $150,000              $0           $150,000              No
46            $21,404             $21,404            $128,425           $0                 $0              $0                 No
47                 $0                  $0                  $0        $65,551               $0              $0                 No
48                 $0              $2,488              $4,977           $0                 $0              $0                 No
49                 $0                  $0                  $0        $150,000            $3,000         $171,000              No
50            $59,250              $3,750             $70,500           $0                 $0              $0                 No
51                 $0                  $0                  $0           $0                 $0              $0                Yes
52                 $0              $1,573                  $0        $100,000            $3,850         $100,000              No
53            $12,296              $1,600             $12,296           $0                 $0              $0                 No
54                 $0                  $0                  $0           $0                 $0              $0                Yes
55                 $0                  $0                  $0           $0                 $0              $0                 No
56                 $0                  $0                  $0           $0                 $0              $0                 No
57             $1,550              $1,550             $58,900           $0                 $0              $0                 No
58            $12,800                  $0             $12,800           $0               $4,300         $112,157              No
59             $1,250              $1,250             $38,750        $200,000              $0           $100,939             Yes
60           $275,000                  $0            $275,000           $0                 $0              $0                 No
61                 $0              $1,432              $4,296           $0                 $0              $0                 No
62                 $0                  $0                  $0           $0                 $0              $0                 No
63                 $0                  $0                  $0         $1,043             $1,043          $3,128               No
64                 $0                  $0                  $0           $0                 $0              $0                 No
65         $1,875,000              $5,000          $1,931,914           $0                 $0              $0                 No
66            $21,186                  $0             $23,867        $60,000               $0            $70,114              No
67            $77,317              $3,630             $77,318           $0                 $0              $0                 No
68                 $0              $1,351              $6,754        $200,000           $13,750         $270,278             Yes
69                 $0                  $0                  $0           $0                 $0              $0                 No
70            $13,532              $1,607             $13,532        $300,000              $0              $0                 No
71            $52,500                $692             $54,546           $0               $1,851          $5,553               No
72           $208,637                  $0            $208,633           $0                 $0              $0                 No
73                 $0                $347                  $0           $0               $5,203            $0                 No
74             $1,840                $920              $3,684        $10,000             $1,505          $13,031              No
75             $6,563              $1,028              $9,646           $0               $5,000          $14,989              No
76            $17,500              $2,053             $21,606           $0                 $0              $0                 No
77                 $0              $1,083              $9,748        $400,000              $0              $0                 No
78                 $0                  $0                  $0           $0                 $0              $0                 No
79                 $0                  $0                  $0           $0                 $0              $0                 No
80            $23,594              $1,700             $23,594           $0                 $0              $0                 No
81                 $0                  $0                  $0           $0                 $0              $0                 No
82                 $0                  $0                  $0           $0                 $0              $0                 No
83                 $0                  $0                  $0           $0                 $0              $0                 No
84                 $0                  $0                  $0           $0                 $0              $0                 No
85                 $0                  $0                  $0           $0                 $0              $0                 No
86                 $0                  $0                  $0           $0                 $0              $0                Yes
87                 $0              $1,054              $3,163        $79,500             $1,664          $84,951              No
88            $50,000              $1,267             $55,067        $70,500             $1,476          $76,814              No
89                 $0                  $0                  $0           $0                 $0              $0                Yes
90                 $0                  $0                  $0           $0                 $0              $0                Yes
91                 $0                  $0                  $0           $0                 $0              $0                Yes
92                 $0                  $0                  $0           $0                 $0              $0                Yes
93                 $0              $5,104              $5,104           $0                 $0              $0                 No
94                 $0                  $0                  $0           $0                 $0              $0                 No
95                 $0                  $0                  $0           $0                 $0              $0                 No
96                 $0              $3,180              $6,360           $0                 $0              $0                 No
97                 $0                  $0                  $0           $0                $725           $2,176               No
98                 $0                  $0                  $0           $0                 $0              $0                 No
99            $76,000              $4,400             $98,244           $0                 $0              $0                 No
100                $0                  $0                  $0           $0                 $0              $0                 No
101                $0                  $0                  $0           $0                 $0              $0                 No
102                $0                  $0                  $0           $0                 $0              $0                 No
103           $30,000                  $0             $30,000        $88,450             $4,433         $179,281              No
104            $1,885                $385              $3,000           $0                 $0              $0                 No
105                $0                $335                $670           $0                 $0              $0                 No
106           $21,220                  $0             $34,905           $0                 $0              $0                 No
107                $0                  $0                  $0           $0                 $0              $0                 No
108                $0                  $0                  $0        $321,482              $0              $0                 No
109                $0                  $0                  $0           $0                 $0              $0                 No
110              $382                $382                $382        $60,000             $3,333          $60,000              No
111                $0                  $0                  $0           $0                 $0              $0                 No
112                $0              $4,622              $4,622           $0                 $0              $0                 No
113              $323                $323                $640        $100,000                           $100,063              No
114                $0                $315                $316           $0                 $0              $0                Yes
115                $0                  $0                  $0           $0                 $0              $0                 No
116                $0                  $0                  $0           $0                 $0              $0                 No
117                $0                  $0                  $0           $0                 $0              $0                 No
118                $0                  $0                  $0           $0                 $0              $0                 No
119                $0              $1,692              $3,383           $0                 $0              $0                 No
120                $0                  $0                  $0           $0               $5,083          $15,243             Yes
121                $0                  $0                  $0           $0                 $0              $0                Yes
122                $0                  $0                  $0           $0                 $0              $0                Yes
123                $0                  $0                  $0           $0                 $0              $0                Yes
124                $0                  $0                  $0           $0                 $0              $0                Yes
125              $295                $295                $295         $2,083             $2,083          $2,083               No
126                $0              $1,500             $10,500           $0                 $0              $0                Yes
127                $0                  $0                  $0           $0                 $0              $0                Yes
128                $0                  $0                  $0           $0                 $0              $0                Yes
129                $0                  $0                  $0           $0                 $0              $0                Yes
130                $0                  $0                  $0           $0                 $0              $0                Yes
131                $0                  $0                  $0           $0                 $0              $0                Yes
132                $0                  $0                  $0           $0                 $0              $0                Yes
133                $0                  $0                  $0           $0                 $0              $0                Yes
134              $165                $165                $330        $10,000              $700           $11,443              No
135                $0                $431                $862           $0               $1,308          $2,616              Yes
136                $0                $640                $640           $0               $2,142          $2,142              Yes
137                $0                  $0                  $0           $0                 $0              $0                Yes
138           $20,731              $1,875             $24,481           $0                 $0              $0                Yes
139                $0                $335                $670           $0               $1,083          $2,167              Yes
140                $0                $459              $1,836           $0                 $0              $0                Yes
141                $0                  $0                  $0           $0                 $0              $0                Yes
142                $0                  $0                  $0           $0                 $0              $0                Yes
143                $0                  $0                  $0           $0                 $0              $0                Yes
144                $0                  $0                  $0           $0                 $0              $0                Yes
145                $0                  $0                  $0           $0                 $0              $0                Yes
146                $0                  $0                  $0           $0                 $0              $0                Yes
147                $0                  $0                  $0           $0                 $0              $0                Yes
148                $0                  $0                  $0           $0                 $0              $0                Yes
149                $0                  $0                  $0           $0                 $0              $0                Yes
150                $0                $979              $3,916           $0                 $0              $0                Yes
151                $0                  $0                  $0           $0                 $0              $0                Yes
152                $0                $392                $392        $20,000              $750           $20,769              No
153                $0                $625              $1,861           $0                 $0              $0                Yes
154                $0                  $0                  $0           $0                 $0              $0                Yes
155                $0                  $0                  $0           $0                 $0              $0                Yes
156                $0                  $0                  $0           $0                 $0              $0                Yes
157                $0                  $0                  $0           $0                 $0              $0                Yes
158           $35,516              $1,000             $16,687           $0                 $0              $0                Yes
159                $0                $512                  $0           $0                 $0              $0                 No
160                $0                  $0                  $0           $0                 $0              $0                Yes
161                $0                  $0                  $0           $0                 $0              $0                 No
162                $0                $325              $1,300           $0                 $0              $0                Yes
163                $0                  $0                  $0           $0                 $0              $0                Yes
164                $0                  $0                  $0           $0                 $0              $0                Yes
165                $0                $275                $825           $0                 $0              $0                Yes
166                $0                $264                $792           $0                $592           $1,776              Yes
167                $0                $120                $360           $0                $542           $1,626              Yes
168                $0                  $0                  $0           $0                 $0              $0                Yes


           $4,070,839            $141,965          $4,596,595       $2,691,221         $85,103       $2,794,208





              INTEREST                        PREPAYMENT                                                    ADMINISTRATIVE
MORTGAGE      ACCRUAL                         CODE(21)                                         YM           COST
LOAN NO.      METHOD         SEASONING(20)    LO            DEF    DEF/YM1   YM1     OPEN   FORMULA(22)     RATE(23)
--------      ------         -------------    --            ---    -------   ---     ----   -----------     --------
 1            Actual/360           $5          29            28                        3                       5.27
 2            Actual/360           $8          32            84                        4                       6.27
 3            30/360              $23          60                             57       3          A             11
 4            Actual/360           $4          28            88                        4                       5.27
 5            Actual/360           $3          25                             33       2          B            5.27
 6            Actual/360          $11          34            82                        4                       3.27
 7            Actual/360           $2          34            82                        4                       2.27
 8            Actual/360           $2          47            72                        1                       5.27
 9            Actual/360           $4          28            88                        4                       5.27
10            Actual/360           $4          28            88                        4                       5.27
11            Actual/360           $2          26            88                        4                       5.27
12            Actual/360           $4          28            88                        4                       5.27
13            Actual/360           $4          28            88                        4                       5.27
14            Actual/360           $3          35            81                        4                       2.27
15            30/360               $5          35                             47       2          C            5.27
16            30/360               $2          32                             47       2          D            5.27
17            30/360               $2          32                             47       2          D            5.27
18            30/360               $2          32                             47       2          D            5.27
19            Actual/360           $2          26            90                        4                       6.27
20            30/360               $2          35            24                        1                       5.27
21            Actual/360           $2          26            90                        4                       5.27
22            Actual/360           $4          47            132                       1                       8.27
23            Actual/360           $4          47            132                       1                       8.27
24            Actual/360           $4          47            132                       1                       8.27
25            Actual/360           $6          30            86                        4                       12.27
26            Actual/360          $40          60                             57       3          A             11
27            Actual/360           $6          35            81                        4                       2.27
28            Actual/360           $6          35            81                        4                       2.27
29            Actual/360           $6          35            81                        4                       2.27
30            Actual/360           $6          35            81                        4                       2.27
31            Actual/360           $6          35            81                        4                       2.27
32            Actual/360           $6          35            81                        4                       2.27
33            Actual/360           $6          35            81                        4                       2.27
34            Actual/360           $6          35            81                        4                       2.27
35            Actual/360           $6          35            81                        4                       2.27
36            Actual/360           $2          26            90                        4                       6.27
37            Actual/360           $4          28            88                        4                       5.27
38            Actual/360           $4          28            88                        4                       6.27
39            30/360               $4          28            88                        4                       6.27
40            Actual/360           $3          27                     89               4          E            6.27
41            Actual/360           $3          27            89                        4                       15.27
42            Actual/360           $9          33            83                        4                       6.27
43            Actual/360          $10          35            81                        4                       3.27
44            Actual/360          $37          60                             57       3          A             11
45            Actual/360           $7          31            85                        4                       6.27
46            Actual/360           $8          31            88                        1                       5.27
47            30/360              $72          72                             105      3          F             11
48            Actual/360           $4          35            81                        4                       10.27
49            Actual/360          $10          34            82                        4                       6.27
50            Actual/360           $6          30            86                        4                       6.27
51            Actual/360           $3          27            89                        4                       6.27
52            Actual/360           $3          27            89                        4                       6.27
53            Actual/360           $2          47            72                        1                       5.27
54            Actual/360           $3          27            89                        7                       5.27
55            30/360              $45          59                             57       4          G             11
56            Actual/360           $4          35            81                        4                       3.27
57            Actual/360          $39          48                             69       3          A             11
58            Actual/360          $42          60                             57       3          A             11
59            Actual/360          $38          62            54                        4                       5.27
60            Actual/360           $3          27            89                        4                       6.27
61            Actual/360           $5          29            87                        4                       5.27
62            30/360              $72          82                             70       4          H             11
63            Actual/360           $4          60                             57       3          A             11
64            30/360              $28          60                             57       3          I             11
65            Actual/360          $43          60                             54       6          A             11
66            Actual/360          $44          60                             57       3          A             11
67            Actual/360           $3          47            72                        1                       5.27
68            Actual/360           $7          31            82                        7                       5.27
69            Actual/360          $42          60                             57       3          A             11
70            Actual/360           $3          47            72                        1                       5.27
71            Actual/360           $5          29            87                        4                       5.27
72            Actual/360           $5          35            81                        4                       3.27
73            Actual/360           $2          26            90                        4                       5.27
74            Actual/360           $4          60                             57       3          A             11
75            Actual/360           $5          29            87                        4                       5.27
76            Actual/360           $5          35            81                        4                       3.27
77            Actual/360          $12          34            82                        4                       3.27
78            Actual/360           $7          31            85                        4                       6.27
79            Actual/360          $38          60                             57       3          A             11
80            Actual/360           $3          27            89                        4                       6.27
81            30/360               $6          30            206                       4                       6.27
82            Actual/360           $4          34            82                        4                       3.27
83            Actual/360           $3          27            89                        4                       6.27
84            Actual/360           $4          28            88                        4                       6.27
85            Actual/360           $5          35            141                       4                       3.27
86            Actual/360           $4          35            81                        4                       3.27
87            Actual/360           $6          30            86                        4                       6.27
88            Actual/360           $6          30            86                        4                       6.27
89            Actual/360           $4          28            85                        7                       5.27
90            Actual/360           $4          28            85                        7                       5.27
91            Actual/360           $4          28            85                        7                       5.27
92            Actual/360           $4          28            85                        7                       5.27
93            Actual/360           $4          35            81                        4                       3.27
94            Actual/360           $4          34            202                       4                       3.27
95            Actual/360           $3          27            149                       4                       6.27
96            Actual/360           $5          35            57                        4                       3.27
97            Actual/360           $6          30            86                        4                       6.27
98            30/360              $35          72                             45       3          J             11
99            Actual/360          $43          60                             54       6          A             11
100           Actual/360           $4          28            88                        4                       6.27
101           Actual/360           $5          34            82                        4                       3.27
102           Actual/360           $4          28            148                       4                       6.27
103           Actual/360          $35          60                             57       3          A             11
104           Actual/360           $3          35            84                        1                       5.27
105           Actual/360           $5          35            141                       4                       3.27
106           Actual/360          $37          60                             57       3          A             11
107           30/360              $10          48                             39       3          A             11
108           30/360               $5          29            87                        4                       6.27
109           Actual/360           $4          28            88                        4                       6.27
110           Actual/360           $3          35            84                        1                       5.27
111           30/360               $3          27            89                        4                       6.27
112           Actual/360           $4          35            81                        4                       7.27
113           Actual/360           $4          47            72                        1                       5.27
114           Actual/360           $5          35            81                        4                       7.27
115           Actual/360           $6          30            86                        4                       6.27
116           Actual/360           $5          60                             59       1          A             11
117           Actual/360           $3          47            72                        1                       5.27
118           Actual/360           $3          47            72                        1                       5.27
119           Actual/360           $5          29            87                        4                       6.27
120           Actual/360           $6          35            81                        4                       7.27
121           Actual/360           $5          35            81                        4                       7.27
122           Actual/360           $4          28            79                        7                       5.27
123           Actual/360           $4          28            79                        7                       5.27
124           Actual/360           $5          35            81                        4                       7.27
125           Actual/360           $2          47            72                        1                       5.27
126           Actual/360          $11          35            81                        4                       16.27
127           Actual/360           $4          28            85                        7                       5.27
128           Actual/360           $4          28            85                        7                       5.27
129           Actual/360           $6          34            82                        4                       7.27
130           Actual/360           $4          28            85                        7                       5.27
131           Actual/360           $4          28            85                        7                       5.27
132           Actual/360           $4          28            85                        7                       5.27
133           Actual/360           $4          28            85                        7                       5.27
134           Actual/360           $4          60                             57       3          A             11
135           Actual/360           $5          34            82                        4                       7.27
136           Actual/360           $5          35            81                        4                       7.27
137           Actual/360           $5          35            21                        4                       7.27
138           Actual/360           $5          34            82                        4                       7.27
139           Actual/360           $5          35            81                        4                       7.27
140           Actual/360           $6          35            81                        4                       7.27
141           Actual/360           $4          28            73                        7                       5.27
142           Actual/360           $4          28            73                        7                       5.27
143           Actual/360           $6          34            82                        4                       7.27
144           Actual/360           $6          35            81                        4                       7.27
145           Actual/360           $6          35            201                       4                       7.27
146           Actual/360           $6          35            141                       4                       7.27
147           Actual/360           $5          35            81                        4                       7.27
148           Actual/360           $6          34            202                       4                       7.27
149           Actual/360           $6          34            82                        4                       7.27
150           Actual/360           $7          35            81                        4                       7.27
151           30/360               $6          34            82                        4                       12.27
152           Actual/360           $4          28            148                       4                       6.27
153           Actual/360           $6          34            82                        4                       12.27
154           Actual/360           $6          35            81                        4                       12.27
155           Actual/360           $6          35            81                        4                       12.27
156           Actual/360           $4          28            79                        7                       5.27
157           Actual/360           $4          28            79                        7                       5.27
158           Actual/360          $11          35            81                        4                       21.27
159           Actual/360           $2          26                     90               4          E            6.27
160           Actual/360           $6          35            81                        4                       12.27
161           Actual/360           $5          29            207                       4                       6.27
162           30/360               $7          35            201                       4                       12.27
163           Actual/360           $5          35            81                        4                       12.27
164           Actual/360           $6          34            82                        4                       12.27
165           Actual/360           $5          35            81                        4                       34.27
166           Actual/360           $5          35            81                        4                       34.27
167           Actual/360           $5          35            81                        4                       34.27
168           Actual/360           $6          35            81                        4                       25.27

                                                                                                             6.63767



MORTGAGE     RELATED
LOAN NO.  BORROWER LIST
--------  -------------
 1        NAP
 2        NAP
 3        NAP
 4        NAP
 5        NAP
 6        NAP
 7        NAP
 8        NAP
 9        NAP
10        NAP
11        NAP
12        NAP
13        NAP
14        124
15        16, 17, 18, 20
16        15, 17, 18, 20
17        15, 16, 18, 20
18        15, 16, 17, 20
19        NAP
20        15, 16, 17, 18
21        NAP
22        NAP
23        NAP
24        NAP
25        NAP
26        NAP
27        NAP
28        NAP
29        NAP
30        NAP
31        NAP
32        NAP
33        NAP
34        NAP
35        NAP
36        NAP
37        NAP
38        NAP
39        NAP
40        159
41        NAP
42        NAP
43        NAP
44        NAP
45        NAP
46        NAP
47        NAP
48        NAP
49        NAP
50        NAP
51        NAP
52        NAP
53        NAP
54        89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
55        NAP
56        NAP
57        NAP
58        NAP
59        NAP
60        NAP
61        NAP
62        NAP
63        NAP
64        NAP
65        NAP
66        NAP
67        70
68        NAP
69        NAP
70        67
71        NAP
72        NAP
73        NAP
74        NAP
75        NAP
76        NAP
77        NAP
78        NAP
79        NAP
80        NAP
81        NAP
82        NAP
83        NAP
84        NAP
85        NAP
86        NAP
87        88
88        87
89        54, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
90        54, 89, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
91        54, 89, 90, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
92        54, 89, 90, 91, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
93        96, 112
94        NAP
95        NAP
96        93, 112
97        115
98        NAP
99        NAP
100       NAP
101       NAP
102       NAP
103       NAP
104       110
105       NAP
106       NAP
107       NAP
108       NAP
109       NAP
110       104
111       NAP
112       93, 96
113       NAP
114       NAP
115       97
116       NAP
117       118
118       117
119       NAP
120       NAP
121       NAP
122       54, 89, 90, 91, 92, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
123       54, 89, 90, 91, 92, 122, 127, 128, 130, 131, 132, 133, 141, 142, 156, 157
124       14
125       NAP
126       158
127       54, 89, 90, 91, 92, 122, 123, 128, 130, 131, 132, 133, 141, 142, 156, 157
128       54, 89, 90, 91, 92, 122, 123, 127, 130, 131, 132, 133, 141, 142, 156, 157
129       NAP
130       54, 89, 90, 91, 92, 122, 123, 127, 128, 131, 132, 133, 141, 142, 156, 157
131       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 132, 133, 141, 142, 156, 157
132       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 133, 141, 142, 156, 157
133       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 141, 142, 156, 157
134       NAP
135       NAP
136       NAP
137       NAP
138       NAP
139       NAP
140       NAP
141       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 142, 156, 157
142       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 156, 157
143       NAP
144       NAP
145       NAP
146       NAP
147       NAP
148       NAP
149       164
150       NAP
151       NAP
152       NAP
153       NAP
154       NAP
155       NAP
156       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 157
157       54, 89, 90, 91, 92, 122, 123, 127, 128, 130, 131, 132, 133, 141, 142, 156
158       126
159       40
160       NAP
161       NAP
162       NAP
163       NAP
164       149
165       166, 167
166       165, 167
167       165, 166
168       NAP

FOOTNOTES TO APPENDIX II


1. "MSDWMC", "PCF", "WFB", "JHREF", and "BSFI" denote Morgan Stanley Dean Witter Mortgage Capital, Inc., Principal Commercial Funding, LLC, Wells Fargo Bank, National Association, John Hancock Real Estate Finance, Inc., and Bear, Stearns Funding, Inc., respectively, as Sellers.

2. The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan Nos., 9-13, 15-18, 22-24, and 27-35. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values and/or Underwritable Cash Flows. The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 15-18, 87-88, 89-92, 122-123, 127-128, 130-133, 141-142, and 156-157.
      For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property and cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, Cut-off Date LTV, Balloon LTV, and Cut-off Date Balance per Unit or SF, are calculated on an aggregate basis.

3. In general, for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the borrower. For the hospitality properties, "Percent Leased" was determined based on certain operating statements provided by the borrower. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

4. With respect to Mortgage Loan Nos. 86 and 148, Lowes - Vacaville and Santa Rita Plaza, respectively, the ownership interest is Other-Land. The mortgages are secured only by land that is ground-leased to Lowe's Inc., and GMS Realty, LLC, respectively, both of which built their own buildings.

      With respect to Mortgage Loan Nos. 89, the Travis Portfolio - 8300 Pat Booker Road, 91, the Travis Portfolio - 2001 West Adams Avenue, 102, Publix at Lake Forest, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, and 141-142, the Devon Portfolio, the properties are subject to a ground lease on a portion of the related properties. However, in each case, the fee-owner has subjected its interest to the mortgage such that upon foreclosure the ground lease is extinguished. As such, these loans are disclosed as fee loans.

5. The Cut-off Date is November 1, 2001 for any mortgage loan that has a due date on the first day of each month. For the purpose of the statistical information set forth in this Prospectus Supplement, we present the loans as if scheduled payments due in November, 2001 were due on November 1, 2001, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan No. 49, The Atrium Office Building, which is due on the 5th of the month, and Mortgage Loan Nos. 54, Amboy: Macy's - Carlsbad, CA, 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, 156-157, and the Sheffield Portfolio, which are due on the 10th of the month.

      With respect to Mortgage Loan No. 6, York Galleria, the loan was initially modified on January 13, 2001 to document the movement of the operating account from Wells Fargo Bank, N.A. to another bank. The loan was subsequently modified on July 19, 2001 to document the severance of the initial note and the creation of two new notes, TOP3 Note and TOP4 Note, equaling in the aggregate the principal indebtedness evidenced by the original note. The principal indebtedness of $26,000,000 evidenced by the Severed TOP3 Note (previously securitized in the MSDWCI Trust 2001-TOP 3 transaction) and the principal indebtedness of $26,000,000 evidenced by the Severed TOP4 Note are of equal priority, and any payments received on either the TOP3 Note or TOP4 Note are applied on a pari passu basis. Certain key loan statistics have been presented based on an original whole loan basis, including Cut-off Date Balance per Unit or SF, Cut-off Date LTV, Balloon LTV, DSCRs and reserve balances.

      With respect to Mortgage Loan No. 54, Amboy: Macy's - Carlsbad, CA, the interest rate was 7.500% for the period from August 1, 2001 to October 9, 2001, and 7.000% going forward from October 10, 2001. The October payment was $50,864.76. Payments beginning November 10 and going forward are $56,014.41 per month, which is based on the October, 2001 balance of $6,868,701.86. The amortization term was 300 months for the period from August 1, 2001 to October 9, 2001, and 216 months going forward from October 10, 2001, resulting in the indicated blended original amortization term of 218 months.

      With respect to Mortgage Loan No. 65, Bridgewood Apartments, the note and mortgage were amended as of September 1, 1998 to reflect an increase in the interest rate and monthly payment. The accrual rate was increased from 7.32% to 7.42% beginning September 1, 1998. The monthly payment increased to $41,647.14, effective October 1, 1998. All other terms and conditions of the note and mortgage remained the same.

      With respect to Mortgage Loan No. 78, Forest Village Shopping Center, the original balance of the loan was $4,700,000; however, in addition to the regularly scheduled principal and interest payments, there was a $100,000 principal prepayment on August 16, 2001.

      With respect to Mortgage Loan No. 1, 1350 Avenue of the Americas, the borrower is permitted to obtain certain unsecured and subordinated affiliate debt, provided that the combined outstanding indebtedness does not exceed 75% of the appraised value at the time of funding.

      With respect to Mortgage Loan No. 3, 155 Federal Street and 10 High Street, the mortgagor is entering into line of credit financing in the amount of $5,000,000, secured by assignment of the ownership interests in the entities that own the mortgagor.

      With respect to Mortgage Loan Nos. 89-92, the Travis Portfolio, the borrower currently holds $641,777 in unsecured borrower/partnership debt.

      With respect to Mortgage Loan No. 47, Prospect Plaza, the subject mortgage permits a subordinate mortgage to encumber the mortgaged property upon satisfaction of certain conditions, including that upon placement of the subordinate financing, the mortgaged property alone must have a DSCR of not less than 1.50x, and combined with the subordinate financing must have a DSCR of not less than 1.30x.

      With respect to Mortgage Loan No. 160, 101 Vallejo Street, the borrower shall be permitted to obtain a future junior deed of trust if all of the following conditions are satisfied: (a) the junior loan has a predetermined fixed dollar amount of principal and is not a "participating" or "convertible" obligation; (b) the junior loan shall have a fixed interest rate; (c) the cash flow from the property, as underwritten by the lender, covers the debt service on the loan and the junior loan at a DSCR of not less than 2.00x; (d) the LTV of the combined loans does not exceed 50%; (e) the junior loan is fully amortizing and has a co-terminus maturity date with the loan; (f) the junior lender is solvent and has a low probability of bankruptcy; (g) at the borrower's expense, the lender's counsel shall approve the documentation of the junior loan, which must include adequate lender protection language; and
      (h) if the lender requires, junior borrower, borrower, and junior lender shall enter into an intercreditor agreement with the lender, in form and content satisfactory to the lender.

      With respect to Mortgage Loan Nos. 54, Amboy: Macy's - Carlsbad, CA, 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, and 156-157, the Sheffield Portfolio, the borrower will be permitted to obtain mezzanine financing from an affiliated entity in an amount equal to the budgeted operating costs, approved by the lender, should the tenant default or terminate its lease. Such mezzanine debt is to be fully subordinated and collaterally assigned to the lender.

      With respect to Mortgage Loan Nos. 55, Highland House Villas, 62, Carlyle Plaza, 64, Mariposa Apartments, 98, Kaiser #1 Warehouse, and 99, Willow Creek, the borrower may have obtained, and has the right in the future to obtain, additional financing not secured by the mortgage property, as the related loan documents evidencing and securing the related mortgage loans do not explicitly prohibit it.

      With respect to Mortgage Loan No. 65, Bridgewood Apartments, the mortgage permits a member to obtain and secure financing to acquire the interests of a deceased member upon certain conditions, including without limitation that (a) the subordinate financing not be secured by a lien on the mortgaged property; (b) the acquiring member and subordinate lender sign a subordination and standstill agreement in favor of the lender under the mortgage loan and (c) upon placement of the subordinate financing, the mortgaged property must have a DSCR of not less than 1.20x and a LTV of not more than 80%.

      With respect to Mortgage Loan No. 83, 38 Forge Park Drive, the note permits mezzanine financing provided that the combined outstanding indebtedness does not exceed 52% of the appraised value at the time of funding, and a minimum DSCR of 1.85x (annual net operating income on approved executed leases in effect with no uncured defaults and remaining terms of at least three years) is maintained. Rating agency approval will be at the lenders' option. The right to obtain mezzanine debt is personal to Patriot/Reading Associates and may not be exercised by any successors and assigns.

      With respect to Mortgage Loan Nos. 9-13, the Metaldyne Portfolio, each individual property may be released from the lien of the mortgage pursuant to the loan's partial defeasance provisions, subject to rating agency confirmation. One hundred twenty-five percent of the allocated loan amount for each property being released is required to be defeased, and the DSCR, with respect to the remaining properties, is required to be the greater of
      (i) the DSCR of all individual properties (prior to the release) and (ii) 1.53x.

      With respect to Mortgage Loan No. 15-18, the Petsmart Portfolio, the borrower may obtain a release of the lien encumbering an individual property by substituting therefor another retail property acquired by the borrower, provided that no such substitution may occur after the maturity date and such substitution shall be subject to the satisfaction of those conditions enumerated in the loan agreement.

      With respect to Mortgage Loan Nos. 27-35, the Dunn-Edwards Portfolio, the borrower may obtain a release of an individual property from the lien of the deed of trust upon the satisfaction of certain conditions: (1) lender determines in a manner consistent with commercially reasonable lending practices that the LTV and DSCR for the remaining properties are the more stringent of (i) a maximum LTV of 65% and a minimum DSCR of 1.37x; and (2) all other requirements or conditions set forth in the note have been satisfied, as determined in a manner consistent with reasonable and prudent commercial lending practices. The release would be subject to partial defeasance equal to 130% of the allocated loan balance.

      With respect to Mortgage Loan Nos. 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, and 156-157, and the Sheffield Portfolio, each individual property may be released from the related crossed pool upon the satisfaction of certain conditions: i) 100% of the allocated loan amount for each property being released is prepaid subject to a yield maintenance premium, ii) a minimum DSCR of 1.30x, and iii) a maximum LTV of 55%.

6. The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payments as set forth in the related note. Due to the Actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

      With respect to Mortgage Loan Nos. 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, and 156-157, the Sheffield Portfolio, all have amortization terms that change during the respective loan terms. The disclosed amortization terms and debt service amounts are based on the amortization schedules currently in place; however, as the leases encumbering most of the properties secured by these loans contain rental reductions at lease renewals during the respective loan terms, the amortization schedules are structured to maintain a constant DSCR throughout the respective loan terms. Therefore, the average amortization schedules for each of the subject loans will be longer than the origination amortization schedules disclosed above. In no case is the average amortization schedule for any of the subject loans greater than 325 months over the respective loan terms.


      The related payment changes and dates are shown below:
      ------- --------------------------------------------------- ------------- --------------- -------------- -----------------
      Mtg.                                                                               First                           Second
      Loan                                                          First              Monthly      Second      Monthly Payment
      No.      Loan Name                                         Change Date   Payment Change   Change Date             Change
     ------- --------------------------------------------------- ------------- --------------- -------------- -----------------
       89      Travis Portfolio-8300 Pat Booker Road               7/10/2003       $10,151.02     1/10/2005          $7,586.27
       90      Travis Portfolio-10103 Wurzbach Road                7/10/2003        $9,263.54     1/10/2005          $7,222.42
       91      Travis Portfolio-2001 West Adams Avenue             7/10/2003        $8,647.90     1/10/2005          $6,473.69
       92      Travis Portfolio-201 West Napa Steet                7/10/2003        $5,486.47     1/10/2005          $4,277.56
      122      Pelican Portfolio-3955 Phelan Boulevard             2/10/2004       $15,377.03     8/10/2005          $5,569.95
      123      Pelican Portfolio-1181 South University Drive       2/10/2004        $6,185.82        NAP                   NAP
      127      Herford Portfolio-4481 Lake Worth Road              1/10/2004        $6,078.74        NAP                   NAP
      128      Herford Portfolio-5940 Beach Boulevard              1/10/2004       $14,655.12     7/10/2005          $4,966.34
      130      Razor Portfolio-111 North Plano Road                1/10/2003        $3,438.85        NAP                   NAP


      Payment Changes Continued:


      ------- --------------------------------------------------- ------------- --------------- -------------- -----------------
      Mtg.                                                                               First                           Second
      Loan                                                          First              Monthly      Second      Monthly Payment
       No.      Loan Name                                         Change Date   Payment Change   Change Date             Change
      ------- --------------------------------------------------- ------------- --------------- -------------- -----------------
      131    Razor Portfolio-2828 Motely Drive                   1/10/2003         $3,220.93       NAP                    NAP
      132    Razor Portfolio-822 East Centerville Road           1/10/2003         $3,154.99       NAP                    NAP
      133    Razor Portfolio-13101 Josey Lane                    1/10/2003         $2,924.08       NAP                    NAP
      141    Devon Portfolio-8411 Dale Mabry Highway             1/10/2004         $4,619.55       NAP                    NAP
      142    Devon Portfolio-2200 Bell Street                    1/10/2004         $4,064.30       NAP                    NAP
      156    Sheffield Portfolio-84 West Parish Lane             1/10/2004         $4,509.19       NAP                    NAP
      157    Sheffield Portfolio-2360 Lincoln Avenue             1/10/2004         $2,283.46    1/10/2009          $12,992.13



7. The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

      With respect to Mortgage Loan No. 6, York Galleria, the disclosed NOI and NCF DSCR are based on the total annual principal and interest payment, $4,727,443, on the entire loan amount of $52,000,000.

      With respect to Mortgage Loan Nos. 54, Amboy: Macy's - Carlsbad, CA, 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, and 156-157, the Sheffield Portfolio, all are loans secured by generally single-tenant properties at below market rents. The disclosed DSCRs are based on these actual below-market rents in place. If the subject properties were leased to tenants at the appraisers' estimated market rents, the respective estimated DSCRs (on a cross-collateralized basis) would be as follows:


      --------------------------------------         ------------------------------------
      Mtg.                                           Mtg.
      Loan                                           Loan
       No.   Property Name           DSCR             No.   Property Name          DSCR
      --------------------------------------         ------------------------------------
      54     Amber: Macy's -         1.76x           130    Razor Portfolio - 111  3.60x
             Carlsbad, CA                                   North Plano Road
      89     Travis Portfolio -      1.87x           131    Razor Portfolio -      3.60x
             8300 Pat Booker Road                           2828 Motely Drive
      90     Travis Portfolio -      1.87x           132    Razor Portfolio - 822  3.60x
             10103 Wurzbach Road                            East Centerville Road
      91     Travis Portfolio -      1.87x           133    Razor Portfolio -      3.60x
             2001 West Adams Avenue                         13101 Josey Lane
      92     Travis Portfolio - 201  1.87x           141    Devon Portfolio -      2.09x
             West Napa Street                               8411 Dale Mabry
                                                            Highway
      122    Pelican Portfolio -     2.17x           142    Devon Portfolio -      2.09x
             3955 Phelan Boulevard                          2200 Bell Street
      123    Pelican Portfolio -     2.17x           156    Sheffield Portfolio -  3.07x
             1181 South University                          84 West Parrish Lane
             Drive
      127    Herford Portfolio -     1.87x           157    Sheffield Portfolio -  3.07x
             4481 Lake Worth Road                           2360 Lincoln Avenue
      128    Herford Portfolio -     1.87x
             5940 Beach Boulevard


8. With respect to Mortgage Loan Nos. 54, Amboy: Macy's - Carlsbad, CA, 89-92, the Travis Portfolio, 122-123, the Pelican Portfolio, 127-128, the Herford Portfolio, 130-133, the Razor Portfolio, 141-142, the Devon Portfolio, and 156-157, the Sheffield Portfolio, all are loans secured by generally single-tenant properties at below market rents. The disclosed LTVs are based on "go dark" values as determined by an appraisal. The "go dark" values are based on the appraiser's estimates of current market rents for the subject properties should the current tenants vacate.

9. "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage at the mortgaged property, and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footages only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

      With respect to Mortgage Loan Nos. 146, 154, and 155, Walgreens-Norman, Walgreens-Mundelein, and Walgreens-Springfield, the tenant is subject to a 60-year lease, with the option to terminate at the end of years 20, 25, 30, 35, 40, 45, 50, or 55.

10. For "Capital Expenditure Escrow in Place" identified as "Yes", collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

11. For "TI/LC Escrow in Place" identified as "Yes", collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding multifamily, manufactured housing community, hospitality, health care, land and self-storage properties.

12. "Other Escrow Description" indicates any other types of escrow required, or in certain cases, letter of credit required, other than Insurance, Tax, Capital Expenditure, and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

13. "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in each of the respective loan documents.

14. "Initial Capital Expenditures Escrow Requirement" indicates that the amount of the escrow, or in certain cases, the letter of credit, that was deposited at loan closing.

15. "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loans. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

16. "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the August, 2001 due dates for PCF-, WFB- and , BSFI- originated loans, and as of the September, 2001 due dates for MSDWMC- and JHREF- originated loans.

17. "Initial TI/LC Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

18. "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for the Tenant Improvements and Leasing Commissions Escrow in the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

19. "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the August, 2001 due dates for PCF-, WFB- and , BSFI- originated loans, and as of the September, 2001 due dates for MSDWMC- and JHREF- originated loans.

20. "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the Cut-off Date.

21. The "Prepayment Code" includes the number of loan payments to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1" represents either defeasance or the greater of the yield maintenance and 1%, generally at the choice of the Borrower. "YM1" represents the greater of yield maintenance and 1%. "Open" represent the number of payments, including the maturity date, at which principal payments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies. See Footnotes 22 and 24 for additional prepayment information.

22. Mortgage loans with associated Yield Maintenance Prepayment Premiums are categorized according to unique yield maintenance formulas. There are 10 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I", and "J". Exceptions to formulas are shown below formulas. Summaries for the 10 formulas are listed beginning on page II-8.

23. The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

24. Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-5, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include any such reserves, but rather only those loans which permit or require application of the reserve (or proceeds of the letter or credit) to the balance of the mortgage loan if the mortgaged property does not satisfy specified conditions in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments.


                                 Escrow Escrowed
Mtg.                        or LOC   Holdback or LOC                    Prepayment
Loan                        Release   Initial Amount   Outside Date      Premium
 No.      Property Name     Conditions                 for Release      Provisions
--------------------------------------------------------------------------------------
  40   Bristol Square          1         $73,438        07/01/2002        Yield
       Apartments                                                      Maintenance
  45   Northridge Shopping     2         $250,000       09/01/2002        Yield
       Center                                                          Maintenance
  50   Highland Forest         1         $59,250        04/01/2002        Yield
       Apartments                                                      Maintenance
  51   The Center at Clear     3         $73,500        11/09/2001        Yield
       Lake                    None -   $100,000          NAP          Maintenance
                               held                                       Yield
                               for term                                Maintenance

  71   153 Cordaville Road     4        $1,275,000      05/21/2002        Yield
       Office Building                                                 Maintenance
  80   Indian Canyon           1         $23,594        07/15/2002        Yield
       Apartments                                                      Maintenance
 109   Stratford Park          5         $18,750        08/01/2002        Yield
       Apartments                                                      Maintenance


All yield maintenance premiums indicated above are to be paid by the borrower.


RELEASE CONDITIONS

1. Borrower furnishes to the lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, and a statement from an architect, contractor or engineering consultant to the extent and cost of the repairs. Lender has inspected or waived right to inspection.

2. Borrower furnishes to the lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a fully executed assignment of the Von's lease acceptable to lender, lessee's estoppel certificate and a certificate of occupancy. Lender has inspected or waived right to inspection. Borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing Commissions.

3. Borrower furnishes to lender final unconditional Certificates of Occupancy in form satisfactory to lender.

4. Borrower has twelve months from closing date to lease 6,301 square feet of vacant space at terms acceptable to lender, or the holdback will be used to pay down the principal.

5. Borrower furnishes to lender written disbursement request and radon gas testing results which indicates that the concentration is less than 4 pico curies per liter.

YIELD MAINTENANCE FOOTNOTES


A. Prepayment. Except as provided below, Maker may not prepay the loan in whole or in part.

      On or after the end of the 5th* (fifth) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days' prior written notice specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

      (a) the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

      (b) one percent (1%) of the principal balance of the Note immediately prior to such prepayment.

      All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

      In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee's reasonable determination, and used to calculate the prepayment premium.

      The loan will be open to prepayment without premium during the last ninety** (90) days of the term of the loan.

      If any notice of prepayment is given, the principal balance of the loan and the other sums required pursuant to this section shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than (5) business days prior to the Prepayment Date.

      Provided no Event of Default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

      No partial prepayment shall be allowed.

      The Loan Year is defined as any twelve-month period commencing with the date on which the first monthly installment is due or any anniversary thereof.



   -----------------------------------------------------------------------------
   * With respect to Mortgage Loan No. 57, Columbus Estates, the 4th (fourth) Loan Year
   * With respect to Mortgage Loan No. 107, The Gap Building, the 4th (fourth) Loan Year
   ** With respect to Mortgage Loan No. 65, Bridgewood Apartments, 180 (one
      hundred eighty) days
   ** With respect to Mortgage Loan No. 99, Willow Creek Apartments, 180 (one
      hundred eighty) days
   -----------------------------------------------------------------------------

B. Voluntary Prepayments. Except as otherwise provided in the Note, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date. If the Prepayment Prohibition Date has occurred, the Debt may be prepaid in whole, but not in part, upon not less than thirty
      (30) days prior written notice to Lender specifying the Payment Date on which prepayment is to be made, which date shall be no less than thirty
      (30) days and no more than sixty (60) days from the date of such notice (a "Prepayment Date"), provided no Event of Default exists by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of the Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due and payable under the Agreement, the Note, the Mortgage and the other Loan Documents, including, but not limited to all of Lender's costs and expenses (including reasonable attorney's fees and disbursements) incurred by Lender in connection with such prepayment and (d) a yield maintenance premium (the "Yield Maintenance Premium") equal to the greater of (i) one percent (1%) of the principal balance of the Loan being prepaid and (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under the Loan Documents allocable to the principal balance of the Loan being prepaid including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Discount
      Rate), over (B) the principal amount of the Loan being prepaid. The term "Discount Rate" means the bond equivalent yield (in the secondary market) on the United States Treasury obligation that as of the Discount Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall Street Journal as of such Discount Rate Determination Date. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the Discount Rate shall be the yield on the United States Treasury obligation most recently issued as of the Discount Rate Determination Date. The rate so published shall control absent manifest error. The term "Discount Rate Determination Date" shall mean the date which is five (5) Business Days prior to the Prepayment Date. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If the publication of the Discount Rate in The Wall Street Journal is discontinued, Lender shall determine the Discount Rate on the basis of "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select. If any notice of prepayment is given, the Debt shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the Debt unless it is accompanied by the prepayment consideration due in connection therewith.* Notwithstanding anything above to the contrary, Borrower shall have the right to prepay the Loan in full, but not in part, during the last one (1) month of the term of the Loan without penalty or premium. Any prepayment not made on the first (1st) day of the month shall be accompanied with a payment of all interest scheduled to accrue on the prepaid amount during the last month of the Loan term.

      Mandatory Prepayments. On the next occurring Payment Date following the date on which Borrower actually receives any Net Proceeds, if Lender is not obligated to make such Net Proceeds available to Borrower for the restoration of the Property, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. Other than following an Event of Default, no Yield Maintenance Premium shall be due in connection with any prepayment made pursuant to the applicable sections of the Mortgage. Any partial prepayment under those sections shall be applied to the last payments of principal due under the Loan.

C. Voluntary Prepayments. (a) Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Permitted Prepayment Date. Permitted Prepayment Date is defined as the date that is three years from the closing date. After the Permitted Prepayment Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Agreement, prepay the unpaid principal balance of the Loan in whole, but not in part, by paying, together with the amount to be prepaid, (i) interest accrued and unpaid on the portion of the principal balance of the Loan being prepaid to and including the date of prepayment, (ii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the next Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),
      (iii) all other sums then due under this Agreement, the Note, the Mortgage and the other Loan Documents, and (iv) a prepayment consideration equal to the greater of (A) one percent (1%) of the principal balance of the Loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the principal amount of the Loan being prepaid. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. (b) On May 1, 2006, and on each day thereafter through the Maturity Date, Borrower may, at its option, prepay the Debt without payment of any Prepayment Consideration; provided, however, if such prepayment is not paid on a regularly scheduled Payment Date, the Debt shall include interest that would have accrued on such prepayment through and including the day immediately preceding the Maturity Date. Borrower's right to prepay any portion of the principal balance of the Loan shall be subject to (i) Borrower's submission of a notice to Lender setting forth the amount to be prepaid and the projected date of prepayment, which date shall be no less than thirty (30) or more than sixty (60) days from the date of such notice, and (ii) Borrower's actual payment to Lender of the amount to be prepaid as set forth in such notice on the projected date set forth in such notice or any day following such projected date occurring in the same calendar month as such projected date.

      Prepayment Rate shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the Treasury Bonds, Notes and Bills Section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the Prepayment Rate shall be the yield on the United States Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519)", "Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

      Mandatory Prepayments shall mean on the next occurring Payment Date following the date on which Borrower actually receives any Net Proceeds, if Lender is not obligated to make such Net Proceeds available to Borrower pursuant to this Agreement for the restoration of any Individual Property, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Prepayment Consideration shall be due in connection with any prepayment made pursuant to this Section 2.3.2. Any partial prepayment under this Section shall be applied to the last payments of principal due under the Loan.

D. Voluntary Prepayments. (a) Borrower shall not have the right to prepay the Loan in whole or in part prior to the Permitted Prepayment Date. The Permitted Prepayment Date is defined as May 31, 2004. After the Permitted Prepayment Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Agreement, prepay the unpaid principal balance of the Loan in whole, but not in part, by paying, together with the amount to be prepaid, (i) interest accrued and unpaid on the portion of the principal balance of the Loan being prepaid to and including the date of prepayment, (ii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the next Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),
      (iii) all other sums then due under this Agreement, the Note, each Security Instrument and the other Loan Documents, and (iv) a prepayment consideration (the "Prepayment Consideration") equal to the greater of (A) one percent (1%) of the principal balance of the Loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the principal amount of the Loan being prepaid. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. (b) On May 1, 2008, and on each day thereafter through the Maturity Date, Borrower may, at its option, prepay the Debt without payment of any Prepayment Consideration; provided, however, if such prepayment is not paid on a regularly scheduled Payment Date, the Debt shall include interest that would have accrued on such prepayment through and including the day immediately preceding the Maturity Date. Borrower's right to prepay any portion of the principal balance of the Loan shall be subject to (i) Borrower's submission of a notice to Lender setting forth the amount to be prepaid and the projected date of prepayment, which date shall be no less than thirty (30) or more than sixty (60) days from the date of such notice, and (ii) Borrower's actual payment to Lender of the amount to be prepaid as set forth in such notice on the projected date set forth in such notice or any day following such projected date occurring in the same calendar month as such projected date.

      Prepayment Rate shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the Treasury Bonds, Notes and Bills Section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the Prepayment Rate shall be the yield on the United States Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15 (519)", "Selected Interest Rates," or any successor publication, published by the Board of Governors of the FederalReserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

      Mandatory Prepayments shall mean on the next occurring Payment Date following the date on which Borrower actually receives any Net Proceeds, if Lender is not obligated to make such Net Proceeds available to Borrower pursuant to this Agreement for the restoration of any Individual Property, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Prepayment Consideration shall be due in connection with any prepayment made pursuant to this Section 2.3.2. Any partial prepayment under this Section shall be applied to the last payments of principal due under the Loan.

E. Loan Prepayment. Borrower may not prepay any principal of the Note prior to the Maturity Date, except that Borrower may prepay the Loan on a payment date after the Lockout Date but prior to the date which is three months prior to the maturity date, upon thirty (30) days' prior written notice to the Lender, in full, but not in part, by paying all principal and interest to and including the date of prepayment, along with all other Indebtedness then due, and (subject to the provisions in the Mortgage regarding the disposition of casualty and condemnation proceeds) upon the payment of a "Make Whole Premium". The Make Whole Premium shall be the lesser of (i) the maximum amount which is allowable under applicable law limiting the amount of interest which may be contracted for, charged or received, after considering all other amounts constituting or deemed to constitute interest, and (ii) greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as provided in subparagraphs
      (i) through (iii) below:

      (i) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable U.S. Treasury Issue ("Primary Issue") published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note or Bill ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

      (ii) Calculate the "Present Value of the Loan." The Present Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

      (iii) Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

      (iv) In the event the loan is prepaid on or after that date which is three (3) months prior to the Maturity Date, no Make Whole Premium shall be due, but 15 days notice must be given.

F. Prepayment. Except as set forth below, Borrower may not prepay this loan whole or in part.

      Commencing December 1, 2001, Borrower may prepay the entire unpaid balance of the Note, in full only, with all accrued interest thereon and other sums due under any of the Loan Documents (as hereinafter defined), on any monthly installment payment date upon giving Lender not more than ninety
      (90) and not less than thirty (30) days prior written notice, and upon payment of the applicable prepayment fee described in the next sentence. The amount of the prepayment fee shall be equal to the greater of:

      (a) the amount obtained by multiplying the then outstanding principal balance by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five business day prior to the date of said payment) (the "Yield Rate") having the closest matching maturity date to the maturity date hereof from the interest rate on the Note adjusted to its semi-annual equivalent rate (8.135%), times the number of scheduled monthly payments remaining payable hereunder, divided by twelve, with the quotient thereof discounted to present value using the Yield Rate; or

      (b) an amount equal to one percent (1%) of the then outstanding principal balance.

      In the event the Yield Rate is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used to calculate the prepayment premium.

      Notwithstanding the foregoing, the Note will be open to prepayment in full only, without premium, during the last 90 days of the loan term. No partial prepayment shall be allowed at any time.

G. Prepayment. The indebtedness evidenced hereby may not be prepaid in whole or in part prior to February 1, 2003.

      Thereafter, the Note may, be prepaid in whole, but not in part, no partial prepayments being allowed, provided that (a) an Event of Default has not occurred hereunder; (b) the Maker gives the Holder not less than thirty
      (30) days, nor more than ninety (90) days prior written notice of its intent to prepay, which notice specifies the exact date of prepayment, (the "Prepayment. Date"); and (c) the Maker pays the following on the Prepayment Date:

      (i)   the outstanding principal balance;

      (ii)  accrued interest;

      (iii) a prepayment premium (the "Prepayment Premium") equal to the greater of:

            (a) an amount obtained by multiplying the then outstanding principal balance due under the Note on the date immediately preceding the Prepayment Date by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the prepayment Date) having the closest matching maturity date to the Maturity Date from the Fixed Rate on the Note adjusted to its semi-annual equivalent rate (7.551%), times the number of scheduled monthly payments remaining in the term of the Note, divided by twelve; or

            (b) an amount equal to one percent (1%) of the outstanding principal balance of the Note on the date immediately preceding the Prepayment Date; and

            (c) all other sums due under the Note or any other instrument securing the Note.

      Notwithstanding the foregoing, the Note may be prepaid in whole, but not in part, no partial prepayments being allowed, without premium, during the period commencing ninety (90) days prior to the Maturity Date through the Maturity Date, provided that: (A) and Event of Default has not occurred and is then continuing hereunder; (B) the Maker gives the Holder not less than thirty (30) days, nor more than ninety (90) days, prior written notice of its intent to prepay, which notice specifies the Prepayment Date; and (C) the Maker pays on the Prepayment Date the outstanding principal balance, accrued interest and all other sums due under the Note or any other instrument securing the Note.

H. The Maker reserves the privilege to prepay the entire balance of principal and all accrued interest on any monthly installment due date on or after October 1, 2002, conditioned upon: (i) Maker's giving not less than thirty
      (30) days, nor more than ninety (90) days, prior written notice to the holder hereof of Maker's intention to prepay; and (ii) payment by Maker to the holder hereof of a "Yield Maintenance Premium" which is an amount of money equal to the loan principal amount prepaid, multiplied by a percentage rate equal to the greater of:

      (i)   one percent (1%); or

      (ii) the product of the number of remaining unpaid scheduled monthly payments hereunder between the date of prepayment and the Maturity Date, divided by twelve (12), and multiplied by the difference, if any, by which the semi-annual equivalent rate of interest payable hereunder (8.2636%) at the time of prepayment exceeds the "Yield Rate" of the publicly traded United States Treasury Bond or Note having a maturity date (month and year) closest to the Maturity Date. Maker acknowledges that no partial prepayment shall be allowed.

      The term "Yield Rate" means the yield rate set forth for such publicly traded United States Treasury Bond or Note five (5) business days prior to the date of such prepayment in The Wall Street Journal (or, if The Wall Street Journal for any reason is not published on such date, then any other equivalent index selected by the holder hereof, at the sole reasonable determination of the holder hereof). If more than once such Bond or Note is publicly traded and the respective Yield Rates thereon differ, the average of such Yield Rates shall be controlling.

      The Yield Maintenance Premium shall never be less than one percent (1%) of the amount of principal prepaid, except that there shall be no prepayment premium payable upon voluntary prepayment occurring during the ninety (90) days immediately preceding the Maturity Date, provided the Maker gives the aforesaid notice of its intention to prepay to the holder hereof. A prepayment premium shall not be payable to the extent of any payment pursuant to sections of the mortgage.

I. There shall be no right to prepay the outstanding principal balance, except that, provided no default exists, the privilege is hereby granted to prepay the entire unpaid principal balance, together with any and all accrued interest due thereon and late charges, on or after August 1, 2004, subject to giving not less than thirty (30) days, nor more than ninety
      (90) days, prior written notice of the intent to prepay to the holder of the Note, with the payment of a prepayment premium equal to the greater of:

      (i) (x) the sum obtained by multiplying (a) the outstanding principal balance of the Note at the time of prepayment by (b) the difference obtained by subtracting (i) the current yield on publicly traded United States Treasury securities having the closest matching maturity to the Maturity Date, as published 5 (five) business days prior to the date of said payment in the Wall Street Journal or other business publication of general circulation designated by holder at its reasonable determination, from (ii) the interest rate on the Note adjusted to its semi-annual equivalent interest rate (7.278%) then (c) multiplying the resulting number by the number of scheduled monthly payments remaining until the Maturity Date divided by twelve (12); or

      (y) an amount equal to one percent (1%) of the principal balance then outstanding.

      The loan shall be open to prepayment without premium for the last ninety
      (90) days of the loan term, provided that notice of such prepayment is given at the time and in the manner specified above. In the event that the yield rate on publicly traded United States Treasury securities is not obtainable, then the nearest equivalent issue or index shall be selected, at holder's reasonable determination, to calculate the prepayment premium.

J. Beginning in the 6th (sixth) Loan Year (as hereinafter defined) and thereafter, the Maker shall have the right and privilege of prepaying the full balance of principal then owing hereunder and accrued interest thereon, together with all other amounts then owing under the Loan Documents, on any date subject to giving not less than thirty (30) days, nor more than ninety (90) days, prior irrevocable written notice to the Noteholder and to payment of a fee (the "Prepayment Fee") equal to the greater of:

      (i) the product obtained by multiplying (x) the then outstanding principal balance of the Note, times (y) the rate representing the difference by which 7.1029% exceeds the yield rate on publicly traded U.S. Treasury Securities having the closest matching maturity date to the Maturity Date (and if there be more than one such obligation, then the average of such yield rates), as such yield rate is reported in the Wall Street Journal five (5) business days prior to the date of said payment (or if not so reported then as reported in another business publication of general circulation selected by the Noteholder in its sole discretion, or if such yield rate is not so obtainable, then the nearest equivalent rate, issue or index as selected by the Noteholder in its reasonable discretion), multiplied by (z) one-twelfth (1/12) of the number of monthly payments until the Maturity Date; or

      (ii) one percent (1%) of the then outstanding principal balance of the Note.

      No prepayment shall be permitted prior to the beginning of the sixth (6th) Loan Year and no partial prepayment shall be permitted at any time.

      The term "Loan Year" is defined as the twelve (12) month period commencing with the date on which the first monthly payment of principal and/or interest is due hereunder and each twelve (12) month period thereafter.

      Notwithstanding anything to the contrary contained herein, the Maker may prepay the Note in full without payment of a fee on any date during the last ninety (90) days of the term of the Note.